UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6318

Consulting Group Capital Markets Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31,

Date of reporting period: August 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Consulting Group

Capital Markets Funds

Large Capitalization Value Equity Investments

Large Capitalization Growth Investments

Small Capitalization Value Equity Investments

Small Capitalization Growth Investments

International Equity Investments

Emerging Markets Equity Investments

Government Money Investments

Core Fixed Income Investments

High Yield Investments

Municipal Bond Investments

International Fixed Income Investments

Annual Report August 31, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

Consulting Group

Capital Markets Funds

DEAR SHAREHOLDER,

The fiscal year for the Consulting Group Capital Markets Funds (“CGCM” or collectively the “Funds”) ended August 31, 2005 with the equity funds’ returns outpacing the fixed income funds’ returns by a substantial margin. The primary reason was the continued positive fundamental economic environment set against a Federal Reserve Board (“Fed”)i policy of increasing interest rates. Global economic growth produced uneven results by region and country, but the U.S. economy continued to expand at a pace that varied between 3% and 4% annually.

Capital market returns in any given short-term period such as one-year, are a function of many factors, including this short list of valuation opportunities, economic growth rate changes, investor psychology, and interest rate policies. Every period produces a new set of challenges that have to be analyzed and adapted into investor decisions. Over the last twelve months, two of the most significant factors were the continued upward pressure on energy prices, and the movements in the dollar relative to the currencies of our trading partners, including the Euro and Chinese currency. As our reporting period ended, our country and economy faced the impacts of hurricane related damages. Some of these issues may be shorter-term cyclical effects, such as the impact on Gross Domestic Product and employment related statistics. Other issues may produce longer-term secular impacts. The secular effects are the greater influences that impact relative rates of return among the asset classes.

U.S. equity markets, as represented by the Standard & Poor’s 500 Index (“S&P 500”)ii, rose 12.55% during the twelve months ending in August 2005. In our last semi-annual report, the S&P 500 rose 9.99% during that six-month period. For this recent six-month period, the return for the S&P 500 was 2.33%. During this six months, the equity market struggled more with the potential negative impact of rising interest rates and rising energy prices. For both the recent six months and the full fiscal year, the energy sector contributed more than any other economic sector to the index return. The contribution to return is the effect of the size, or weight, of the sector and the return. The energy sector returned (including dividends) 51.90% for the fiscal year and contributed just less than 40% of the total return of the S&P 500.

Since the end of 2002, the energy sector returned 121.00% in the S&P 500 (versus 45.40% for the total index) and 210.8% in the Russell 2000 Indexiii (versus 79.60% for the total index). Since the sector dominated market returns and produced such absolute high returns in this short period, comparisons to the late-90s technology dominance and bubble analogy have been introduced. There are major differences between the two events. The technology dominance was speculative price appreciation on the hope that someday sales and profits would happen. This emotional, rather than fundamental, factor led to record and unsustainable valuations in the sector. In the current energy dominance, earnings and stock price have moved together. In fact, the Price to Earnings ratio of the energy sector of approximately 11.5 times expected 2005 earnings remains one of the two lowest sector valuations. The price of any commodity like oil is largely driven by the supply and demand factors. Predicting the path of any commodity is difficult, but we have seen the effects of volatility in supply levels and the resultant volatility in the price of oil.

Small-cap stocks in the U.S. as represented by the Russell 2000 Index increased 23.10% for the full fiscal year. Like large-cap stocks, most of the return was in the first six-month period. The index climbed 5.75% in the second six-month period compared to 16.40% in the first six-month period. In both sub-periods, smaller stocks outperformed large-cap stocks benefiting the fully diversified investor. Energy stocks were the most important sector in the Russell 2000 Index for the trailing 12 months, just as in the S&P 500. The sector returned 83.20%. The next highest sector return came in the industrial sector with a 28.70% return.

International equity returns are a result of both the return in the local market and the effect of translating that return into U.S. dollars. With the downward pressure on the U.S. dollar in currency markets, the impact has been to improve returns for the U.S. investor. In contrast, during periods of a rising U.S. dollar, the returns to the U.S. investor are reduced. The first six-month period witnessed a declining dollar period, but the dollar increased in value against several currencies during the recent six-month period. For the full fiscal year, developed country international equities increased 23.58% as measured by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East Index (“MSCI EAFE Index”)iv. However, the return was just 1.99% for the current interval versus 21.18% for the earlier period. In local market currencies, the swing in returns is not nearly as dramatic. The MSCI EAFE Index in local currency returned 9.69% in this six months versus 21.18% in the first six-month period. The effect of currency moves is something investors have had to factor into their decisions at a greater weight this decade compared to the 1990s. The Funds’ asset allocation system has aided the investor and benefited returns.

The emerging market equity markets provided the highest equity return with a gain of 41.83% for the full fiscal year, according to the MSCI Emerging Markets Indexv. The return in the recent six months was 4.93%. Emerging markets have benefited from improved financial quality and global growth. Many of these economies are growing faster than the developed world. They also are the source of the raw materials that are needed to meet global demand.

Bond market returns also were positive for the period despite the regular increase in short-term interest rates. Returns for the various fixed income indices were positive, although at absolutely lower levels than many investors had come to expect. The Lehman Brothers Aggregate Bond Indexvi (“LB Aggregate Index”) rose 4.15% for the fiscal year period. When the index is restricted to the Lehman Brothers Intermediate Government/Credit Bond Indexvii, the return falls to 2.55%. The Lehman Brothers High Yield Indexviii rose 9.35% for the period. For the Aggregate and Intermediate Gov/Credit Indices, returns were stronger in the recent six-month period, as longer maturity securities performed better as longer-term yields fell. In contrast, the high yield market returned only 1.71% in the recent interval versus 7.51% in the initial interval. The primary source of the lower returns was the turmoil the high yield market endured as the GM and Ford debt faced credit downgrades to high yield/junk status. As these two companies are among the largest issuers of corporate debt, the sheer volume of the downgrade unsettled the market.

A review of the fund performance and changes to the management structure follow. All performance is for the annual fiscal period of the Funds, the twelve-month period ending August 31, 2005.

The CGCM Large Capitalization Value Equity Investments returned 16.10% compared to the benchmark Russell 1000 Value Indexix return of 16.86%. Alliance Capital Management, Chartwell Investment Partners, NFJ Investment Group, and Cambiar Investors managed the fund during part, or all of this fiscal year. NFJ was the most recent addition, taking over a portion of the fund’s assets in March 2005. The fund’s underperformance gap relative to the index narrowed during the course of the twelve months. The primary reasons for the fund’s underperformance were a combination of fees in the fund compared to an index without fees, and the portfolio effects of avoiding holdings in the utility sector and lagging issues in the technology sector. Chartwell Investment Partners was terminated on September 30, 2005 and the assets shifted to the remaining sub-advisers.

The CGCM Large Capitalization Growth Investments returned 17.76% versus 12.14% return for the Russell 1000 Growth Indexx. Sands Capital Management, Westfield Capital Management, TCW Investment Management, and Turner Investment Partners managed the fund for all or part of the period. In March 2005, Turner Investment Partners was removed from the management, and the assets shifted to the remaining managers. The fund’s outperformance was the result of three primary factors. The energy sector weight in the index averaged less than 2% during the period, but the fund’s position averaged over 5%. The effect was a significant positive contribution to the fund’s relative performance. The health care sector has undergone a transformation the last several years as the large pharmaceutical companies that previously dominated the sector have lagged. The fund managers have positioned assets in the better performing companies and newer leaders of the sector to the benefit of the fund. One area that the advisers have avoided is the consumer staples group. A traditional area in which growth managers found opportunity, this sector has lagged the market for an extended period.

The CGCM Small Capitalization Value Equity Investments generated the highest return of any of the four domestic equity funds at 24.89%, and outperformed the relevant benchmark, the Russell 2000 Value Indexxi which returned

22.61%. The fund was sub-advised by NFJ Investment Group, ING Investment Management Co. (until February 2005) (formerly known as Furman Selz Management), and Rutabaga Capital Management. In February, Delaware Management Co. replaced ING as a sub-advisor for the remainder of the fiscal year. The reasons for the fund’s excess return have been in place for much of this cycle. The fund has been positioned for continued economic growth by overweighting the materials and industrials sectors. The fund also benefited from taking a greater than index position in energy stocks.

The CGCM Small Capitalization Growth Investments returned 24.39%, which was greater than the index return of 23.51% for the Russell 2000 Growth Indexxii. Two managers sub-advise the fund, Wall Street Associates and Westfield Capital Management. The small cap equity style often experiences wide swings in sector performance and volatility, especially the dominant health care and technology sectors. The fund had uneven results in those sectors. The primary driver of the fund’s excess return was the significant exposure to energy stocks. At twice the weight of the index, the fund’s 12.6% position benefited from the sector’s 90% return during the twelve months.

The CGCM International Equity Investments returned 24.65%, compared to the 23.58% MSCI EAFE Index return. The three sub-advisors managed the fund throughout the period, William Blair & Co., Brandywine Asset Management and Philadelphia International Advisors. The fund outperformed due to the market returns in its energy holdings and in its Japanese holdings, both of which were significant parts of the fund and the index.

The CGCM Emerging Markets Equity Investments returned 40.31% versus the 41.83% return for the MSCI Emerging Markets Index. The emerging markets returns generated the highest returns within the global equity markets. There is a wide range of returns generated among the various countries and companies within the index. Any portfolio differences in exposures compared to the index introduce the potential for a wide return difference between the fund and the index. These return differences can swing widely from period to period as the fund has experienced. Newgate LLP and SSgA Funds Management advise the fund.

The CGCM Government Money Investments returned 2.17%. The fund is managed by Standish Mellon Asset Management. For comparison the 90-day Treasury-Bill produced a return of 2.49% for the period.

The CGCM Core Fixed Income Investments returned 4.30% versus the Lehman Brothers Aggregate Bond Index return of 4.15%. The fund is sub-advised by PIMCO, Western Asset Management Company, and BlackRock Financial Management. The sub-advisors took advantage of a number of different sectors within the credit markets to achieve a positive return verse the benchmark.

The CGCM High Yield Investments returned 7.16% versus the Lehman Brothers High Yield Index return of 9.35%. Absolute higher returns continued from the high yield market compared to the investment grade marketplace. The fund lagged over the recent past as the riskiest part of the high yield market produced the greatest returns. The fund has been more conservatively positioned within the high yield market and relative returns suffered. When the high yield market faced its first major hurdle in a long time with the downgrade of the GM and Ford corporate debt to high yield status, the fund offered downside protection in this risky asset class. The fund is sub-advised by Seix Advisors, The Fixed Income Division of Trustco Capital Management and Western Asset Management Company.

The CGCM Municipal Bond Investments returned 4.17%, underperforming the Lehman Brothers Municipal Bond Indexxiv return of 5.31%. The fund is sub-advised by Smith Affiliated Management. On October 14, 2005, Smith Affiliated Management was terminated and replaced by McDonnell Investment Management, LLC on October 17, 2005.

The CGCM International Fixed Income Investments returned 6.86% versus the Citigroup Non-U.S. Government World Bond Indexxiii return of 7.12%. PIMCO replaced Julius Baer Investments Ltd. as the sub-advisor in October 2004. As the dollar increased in value relative to other currencies during the recent six-month period, the fund and index posted negative returns. The portfolio does not hedge the currency exposure which exposes the Fund to the changing value of the dollar.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Funds’ Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds have been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Funds and their Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

The fiscal year produced positive returns in the funds and portfolio returns were enhanced by exposure to the broad range of asset opportunities in the total diversified portfolio. We thank you for your continued support and encourage you to contact your Financial Consultant for further assistance and guidance.

Sincerely,

R. Jay Gerken, CFA President and Chief Executive Officer

October 10, 2005

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

The Funds are only available to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.50%. The performance data shown does not reflect this fee, which would reduce returns.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Certain of the Funds may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Investments in small or medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain of the funds may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
iii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
iv	The MSCI EAFE Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization.
[v]	The MSCI Emerging Markets Index is an index comprised of thirteen emerging markets open to direct foreign participation.
vi	The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
vii	The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of: (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government with a maturity between one and ten years; and (ii) Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance.
viii	The Lehman Brothers High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible and have at least one year remaining to maturity as well as an outstanding par value of $100 million.
ix	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
[x]	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
xi	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
xii	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
xiii	The Citigroup Non-U.S. Government World Bond Index is an index subset of the Citigroup World Bond Index that excludes corporate bonds denominated in U.S. dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish and Swedish currencies.
xiv	The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons.

Performance of the Consulting Group Capital Markets Funds

For the Year Ended August 31, 2005†* (unaudited)

Large Capitalization Value Equity Investments	16.10%
Russell 1000 Value Index (1)	16.86

Large Capitalization Growth Investments	17.76
Russell 1000 Growth Index (2)	12.14

Small Capitalization Value Equity Investments	24.89
Russell 2000 Value Index (3)	22.61

Small Capitalization Growth Investments	24.39
Russell 2000 Growth Index (4)	23.51

International Equity Investments	24.65
Morgan Stanley Capital International EAFE Index (5)	23.58

Emerging Markets Equity Investments	40.31
Morgan Stanley Capital International Emerging Markets Index (6)	41.83

Government Money Investments	2.17
90-day Treasury Bill	2.49

Core Fixed Income Investments	4.30
Lehman Brothers Aggregate Bond Index (7)	4.15
Lehman Brothers Intermediate Government/Credit Bond Index (8)	2.55

High Yield Investments	7.16
Lehman Brothers High Yield Index (9)	9.35

Municipal Bond Investments	4.17
Lehman Brothers Municipal Bond Index (10)	5.31

International Fixed Income Investments	6.86
Citigroup Non-U.S. Government World Bond Index (11)	7.12

See pages 28 through 30 for all footnotes.

Large Capitalization Value Equity Investments

ABOUT THE SUB-ADVISERS

•	Cambiar Investors LLC (“CI”)

CI utilizes a bottom-up process that seeks to identify companies that are attractively priced, demonstrate positive developments not yet recognized by the market and offer significant appreciation potential within a one to two-year time frame.

•	Chartwell Investment Partners (“CIP”)

Employs “top-down” and “bottom-up” management techniques in managing its portion of the Portfolio’s assets. CIP focuses on a combination of low price-to-sales, price-to-earnings, price-to-cash flow and price-to-book ratios, along with a preference for premium yielding issues. The sub-adviser then shifts its focus to identifying those companies with evidence of a major catalyst for change.

•	NFJ Investment Group (“NFJ”)

The NFJ Investment process initially screens for positive fundamentals by applying a screen over a universe of approximately 800 stocks to identify companies with positive fundamental characteristics. After the screen, the next step involves conducing in-depth research and analysis by reviewing each of the remaining 150-200 possible investments for a low price-to-earnings multiple, a high dividend yield, positive prospective earnings and quality operations. As part of the portfolio construction process, industry concentration is mitigated by avoiding overexposure to any one sector by restricting the number of stocks held in a single industry. Generally the portfolio holds 40 to 50 companies. The process involves regularly monitoring the portfolio and universe for buy and sell candidates. The research process is continually repeated to identify new buy and sell candidates. The sell discipline is an important part of the process. A stock is sold when an alternative stock with equally strong fundamentals demonstrates a substantially lower price-to-earnings ratio, and/or a substantially higher dividend yield.

During the year of September 1, 2004 through August 31, 2005, the sub-advisers to Large Capitalization Value Equity Investments (“Portfolio”) were Cambiar Investors (“CI”), Alliance Capital Management L.P. (“Alliance Bernstein”), Chartwell Investment Partners (“CIP”) and NFJ Investment Group (“NFJ”). NFJ assumed management of a portion of the assets of the Portfolio in March 2005. CIP was terminated on September 30, 2005 and the assets were re-allocated among the existing sub-advisers with the following allocation: CI 33%, Alliance Bernstein 33% and NFJ 34%. The Portfolio underperformed the Russell 1000 Value Index.

Over the last twelve months, two of the most significant factors were the continued upward pressure on energy prices and the movements in the dollar relative to the currencies of U.S. trading partners. U.S. equity markets, as represented by the Standard & Poor’s 500 Index (“S&P 500), rose 12.55% during the twelve-months ending August 31, 2005.

The Portfolio’s underperformance gap relative to the index narrowed during the course of the twelve months. The primary reasons for the Portfolio’s underperformance were a combination of the sub-advisers avoiding holdings in the utility sector and lagging issues in the technology sector.

For the twelve month period ending August 31, 2005, the CI allocation turned in strong performance, both on an absolute and relative basis. The past twelve months experienced steady economic headwinds in the form of rising energy prices and a tightening monetary policy. Further exacerbating the situation was the devastation created by two catastrophic hurricanes hitting the heart of our country’s energy producing region in the Gulf of Mexico. Even in this difficult environment, CI achieved strong positive results as a result of its stock selection in many sectors using its disciplined, fundamental, value-driven approach. Over the last 12 months, CI was overweight Health Care relative to the Russell 1000 Value Index. Their stock selection was extremely strong, outperforming the index sector. This one-two punch resulted in Health Care being the largest contributor to the allocation’s performance. Financials were another strong contributor to performance as stock selection more than doubled the performance of the sector in the index, resulting in positive contribution even though CI was underweight. As expected, the energy component was a strong contributor. Again, stock selection easily outperformed the energy component of the Russell 1000 Value Index. As CI generally doesn’t bet too heavily on commodity driven business, this was a sector that was underweight all year. Consumer Staples was an overweight, outperforming sector for CI as most of its holdings produced a return of 29% or greater. Consumer Discretionary, another overweight sector, saw 70% of its holdings finish positive for the period, some greater than 24%. CI’s technology component was roughly twice the weight of the benchmark, stock selection was superior again, outperforming this component of the index to result in positive contribution.

During the one-year period ended August 31, 2005 the Alliance Bernstein allocations had positive performance from both the security and sector selection in the Consumer Growth and Services. Additionally the underweight to Energy and Utilities hurt performance but strong security selection in those sectors made them both value added. Poor security selection in the Financial and Industrial Resources sectors were negative to performance. In Alliance’s allocation, with valuation spreads remaining compressed, they continue to mute the sector and factor risks of the portfolio.

•	Alliance Capital Management L.P., through its Bernstein Investment Research and Management unit (“Alliance Bernstein”)

Seeks to exploit security mispricings and the opportunities this creates. The screening process begins by searching for undervalued securities within a universe of stocks comprising the S&P 500 Index and 200 additional large/mid-cap stocks not contained in the S&P 500 Index. Quantitative ranks in quintiles are then applied based on a stock’s expected return and risk considerations. Alliance Bernstein also takes into consideration earnings estimate revisions and relative price trend determinations in attempting to avoid the classic value trap of buying too early.

The following graph depicts the performance of the Large Capitalization Value Equity Investments vs. the Russell 1000 Value Index1 and the Lipper Large-Cap Value Funds Average.12

Alliance Bernstein’s research continues to uncover attractive opportunities in individual stocks. They have been seizing many value opportunities in sectors traditionally associated with growth, such as technology.

NFJ’s allocation within the Portfolio started in the middle of the reporting period, but within this time frame the allocation was positively affected by an underweight in the Financial Services and Technology sectors. From a bottom-up basis these two sectors were not inexpensive during the respective time period. In particular, the Technology sector remains overvalued in general, in NFJ’s opinion, despite the technology correction that commenced in March of 2000. An overweighting in the Utilities sector was also a positive for the Portfolio’s return. An overweight in the Health Care sector was a negative to performance. Companies such as Merck and Pfizer were weak during this period. Stock selection, which historically has generated the largest component of alpha, was strong during the period, most notably in the Energy, Materials, and Consumer Staples sectors. However, stock selection was somewhat weak in the Industrial, Health Care, and Financial Services sectors.

The Portfolio and each of its sub-advisers remain committed to the asset class and their individual investment styles.

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2005†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	9.53%	7.90%
10 year	9.46	7.83
5 year	3.33	1.79
3 year	12.54	10.87
1 year	16.10	14.37

See pages 28 through 30 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

Large Capitalization

Growth Investments

ABOUT THE SUB-ADVISERS

•	TCW Investment Management Co. (“TCW”)

Seeks to maximize total return with an emphasis on capital appreciation. Their investment philosophy stresses investment in high-quality companies with opportunities for growth that are not fully reflected in stock market valuations. TCW utilizes a “bottom-up” investment strategy that focuses primarily on assessing the operating prospects of each prospective holding. Companies targeted for investment typically are those believed to have strong and enduring business models and inherent advantages over their competitors.

•	Sands Capital Management, LP (“SCM”):

Sands Capital Management’s goal is to manage assets for the long-term by owning the best ideas in a focused portfolio of generally 25 to 30 companies. The Investment Team is a firm believer in the simple, yet powerful idea that over the long-term stock prices eventually follow earnings growth.

•	Westfield Capital Management Co., LLC (“Westfield”)

Uses an active management style and favors investing in earnings stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. The sub-adviser believes that reasonably priced stocks with high earnings potential are best identified through in-depth, fundamental research. The sub-adviser believes that the small cap portion of the market is under-researched, and therefore less efficient than the large cap sector. It generally sells a security when a stock price exceeds full value as calculated by the sub-adviser or as evidenced by declining earnings growth rates and balance sheet trends.

During the year of September 1, 2004 through August 31, 2005, the sub-advisers to Large Capitalization Growth Investments (Portfolio) were Sands Capital Management (“SCM”), Westfield Capital Management (“WCM”) and TCW Funds Management (“TCW”). In March 2005, Turner Investment Partners was terminated from the Portfolio and the assets were re-allocated among the existing sub-advisers with the following allocation: SCM 35%, WCM 40% and TCW 25%. The Portfolio outperformed the Russell 1000 Growth Index.

The Portfolio’s outperformance was the result of three primary factors. The Energy sector weight in the index averaged less than 2% during the reporting period, but the Portfolio’s position averaged over 5%. The effect was a significant positive contribution to the Portfolio’s relative performance. The Health Care sector has undergone a transformation the last several years as the large pharmaceutical companies that previously dominated the sector have lagged. The sub-advisers have positioned assets in the better performing companies and new leaders of the sector to the benefit of the Portfolio. One area that the sub-advisers have avoided is the Consumer Staples group.

For SCM, their allocation’s outperformance of the Russell 1000 Growth Index during the 1 year period ending August 31, 2005 was primarily attributable to the positive effects from the Portfolio’s specific security selections, sector allocations, and beta policy. These positive effects were partially offset by the Portfolio’s style factor exposures which detracted from relative performance during this period. Return associated with security specific factors was the primary source of relative performance during the period. Avoiding index components also contributed to relative performance. Sector allocations were also significant contributions to relative performance during this 1 year period. Overweighted positions in Health Care and Consumer Discretionary, and an underweighted position in Consumer Staples were the most significant positive drivers of the sector allocation effect. However, underweighted allocations vs. the benchmark in the Energy and Transportation sectors, and an overweighted allocation in Telecom and Utilities sectors detracted from relative performance during this period. The portfolio’s overall style factor exposures detracted from relative performance during this period, with a negative active exposure to the Earnings Yield having the most significant negative impact.

For the 12 month period ending August 31, 2005, TCW’s allocation of the fund outperformed the Russell 1000 Growth Index due in part to favorable performance from its Health Care and Financial Services investments. This outperformance occurred despite having avoided energy related investments and despite having an overweight in Information Technology and Consumer Discretionary which underperformed over the period.

The WCM allocation outperformed the benchmark for the 12-months ended August 31, 2005. During the year, the WCM allocation benefited from an overweight to the Energy and Materials sectors, which were the best performing sectors in the WCM allocation, driven by increased global demand for oil, natural gas, and coal and growing concerns over supply constraints. Strong stock selection within Health Care, specifically managed care and health care services companies, added to relative out performance.

The following graph depicts the performance of the Large Capitalization Growth Investments vs. the Russell 1000 Growth Index2 and the Lipper Large-Cap Growth Funds Average.13

The WCM allocation also benefited from an underweight to Consumer Staples and Financials.

The Portfolio and each of its sub-advisers remain committed to the asset class and their individual investment styles.

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION GROWTH INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2005†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	8.48%	6.86%
10 year	7.22	5.62
5 year	(9.40)	(10.74)
3 year	15.05	13.33
1 year	17.76	16.01

See pages 28 through 30 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

Small Capitalization Value Equity Investments

ABOUT THE SUB-ADVISERS

•	Rutabaga Capital Management LLC (“RCM”)

Focuses exclusively on micro and small capitalization stocks and looks to unearth uncommon or currently unfavored stocks. The firm’s analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

•	NFJ Investment Group (“NFJ”)

An active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. The sub-adviser also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment.

•	Delaware Management Company (“DMC”)

DMC believes that markets can misprice securities. DMC seeks to exploit this inefficiency on a consistent basis through active, research-based management. DMC identifies companies with market capitalizations typically less than $2 billion at the time of purchase whose values it believes are not currently recognized in the market. To do so, DMC considers a variety of factors, including, the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward. DMC’s focus is on value stocks whose prices are historically low on a given financial measure, such as profits, book value or cash flow.

During the year September 1, 2004 through August 31, 2005, the sub-advisers were Rutabaga Capital Management (“RCM”), ING Investment Management, formerly known as Furman Selz Capital Management, (“ING”) and NFJ Investment Group (“NFJ”). In February 2005, ING Investment Management Co. was terminated and replaced by Delaware Management Company (“DMC”) for the remainder of the fiscal year. The allocation among the sub-advisers is RCM 30%, NFJ 35% and DMC 35%. The Portfolio outperformed the Russell 2000 Value Index.

The reasons for the Portfolio’s excess return have been in place for much of this reporting cycle. The Portfolio has been positioned for continued economic growth by overweighting the Materials and Industrials sectors. The Portfolio also benefited from taking a greater than index position in energy stocks.

The RCM allocation was invested throughout the year in a relatively concentrated group of 30 to 35 stocks with low correlation in terms of sector weight to the benchmark. This approach has remained consistent throughout the firm’s history. As a result, stock selection is by far the greatest contributor to RCM’s performance. For the year, RCM’s 10 strongest performing stocks fell in 8 different sectors. At the sector level, overall portfolio performance was helped during the year by an overweight in two of the stronger sectors, Materials and Processing and Producer Durables, and a significant underweight in the weaker performing Financials and REITs.

The NFJ allocation outperformed its benchmark for the year ended August 31, 2005. The NFJ allocation’s positive excess returns can mainly be attributed to good issue selection in the Energy Sector. The Energy sector overweighting (twice as large as the benchmark weighting) was also positive. Issue selection was also good in the Producer Durables sector. An underweighting in the underperforming Financial Services sector also contributed significantly to positive excess returns for the period. This sector has consistently accounted for over 30% of the benchmark weighting over the years, while the Portfolio has consistently maintained sector weightings with broader diversification and less concentration. The NFJ allocation had approximately a 20% turnover in the positions for the period.

DMC started managing a portion of the Portfolio assets in February 2005. The allocation had overweights in Energy and Basic Industries which were significant contributors to performance due to rising commodity prices as well as rising energy prices. Within the allocation, individual stock selection in Basic Industries, Consumer Staples and Consumer Services contributed positively to performance. Capital Spending, Health Care, Technology and Utilities detracted from performance, as did stock selection in Consumer Cyclicals.

The Portfolio and each of its sub-advisers remain committed to the asset class and their individual investment styles.

The following graph depicts the performance of the Small Capitalization Value Equity Investments vs. the Russell 2000 Value Index3 and the Lipper Small Cap Value Funds Average.14

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2005†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	11.74%	10.08%
10 year	12.96	11.28
5 year	15.21	13.49
3 year	20.30	18.51
1 year	24.89	23.03

See pages 28 through 30 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

Small Capitalization

Growth Investments

ABOUT THE SUB-ADVISERS

•	Wall Street Associates (“WSA”)

Follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises.

•	Westfield Capital Management Co., LLC (“WCM”)

Favors investing in earnings growth stocks given their conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is their belief that the small cap portion of the market is under-researched, and therefore less efficient, than the large cap sector.

During the year September 1, 2004 through August 31, 2005, the sub-advisers were Wall Street Associates (“WSA”) and Westfield Capital Management (“WCM”) with each sub-adviser managing approximately 50% of the Portfolio. The Portfolio outperformed the Russell 2000 Growth Index. The small capitalization equity style often experiences wide swings in sector performance and volatility, especially the dominant Health Care and Technology sectors. The Portfolio had uneven results in those sectors. The primary driver of the Portfolio’s excess return was the significant exposure to energy stocks. At twice the weight of the index, the Portfolio’s 12.6% position benefited from the sector’s 90% return during the twelve months.

For the one-year period ended August 31, 2005 the WSA allocation outperfomed its benchmark. Investments in the Energy sector provided the largest contribution to WSA’s return. The WSA allocation was overweighted in this sector and the group gained 67% for the period as soaring commodity prices and robust earnings fueled the group. Investments in the Consumer Discretionary sector added value. Despite rising interest rates and energy prices, consumer stocks posted strong double-digit returns. Stock selection was additive during the period, particularly in the Consumer Discretionary, Technology, Transportation and Financial Services sectors. WSA’s performance was slightly reduced by investments in the Health Care sector, however the Portfolio was underweighted in this area.

The WCM allocation underperformed the benchmark for the 12-months ended August 31, 2005. During the year, the WCM allocation was overweight in the Energy, Materials and Health Care sectors, and underweight Consumer Discretionary. Average weightings over the year within Information Technology, Industrials, Consumer Staples and Financials were basically in line with the benchmark. Energy and Materials were the best performing sectors in the WCM allocation, driven by increased global demand for oil, natural gas, and coal and growing concerns over supply constraints. The outperformance was overshadowed by disappointments within the Consumer sector; specifically broadcasting, specialty stores, and mobile homes.

The Portfolio and each of its sub-advisers remain committed to the asset class and their individual investment styles.

The following graph depicts the performance of the Small Capitalization Growth Investments vs. the Russell 2000 Growth Index4 and the Lipper Small Cap Growth Funds Average.15

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION GROWTH INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2005†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	10.71%	9.06%
10 year	6.37	4.79
5 year	(4.39)	(5.81)
3 year	18.23	16.47
1 year	24.39	22.54

See pages 28 through 30 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

International Equity Investments

ABOUT THE SUB-ADVISERS

•	William Blair & Co., LLC (“WBC”)

William Blair & Company’s investment approach is focused on a conservative, long-term approach to growth investing. They seek companies with growth characteristics that include high benchmark revenue growth, EPS growth, DPS growth and consensus long-term growth estimates.

•	Philadelphia International Advisors, LP (“PIA”)

PIA utilizes a bottom-up approach to international investing. It selects stocks to buy and sell by evaluating a company’s growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. It selects countries primarily by evaluating a country’s valuation ratios such as price-to-earnings and dividend yield, prospective economic growth, government policies and other factors.

•	Brandywine Asset Management, Inc. (“BAM”)

With regard to stock selection, Brandywine employs a quantitative screen which takes into account country, industry and company valuation history. Brandywine seeks stocks whose performance has deviated from their historical mean and likely will revert to this historical mean.

During the year of September 1, 2004 through August 31, 2005 the assets of the Portfolio were allocated as follows: William Blair & Company (“WBC”) 30%, Brandywine Asset Management (“BAM”) 30% and Philadelphia International Advisors (“PIA”) 40%. The Portfolio outperformed the MSCI EAFE Index.

The Portfolio’s performance can be attributed to the market returns in its energy holdings and in its Japanese allocation, both of which added significant value.

During the year ended August 31, 2005, the WBC allocation underperformed the benchmark. In particular, sector positioning was a drag on results during the period, as the WBC allocation was overweighted in Information Technology at the expense of Health Care, Materials, Utilities and Telecommunication Services. Mitigating these negative effects were the team’s stock selection in Energy, Financials, Industrials, and Utilities, coupled with stock selection in Pacific Free ex-Japan and emerging markets exposures and selection. The WBC allocation remained overweighted versus the MSCI EAFE Index in the emerging markets and Western Hemisphere at the expense of the other developed regions, with the most significant underweighting in the UK. WBC continues to have difficulty in finding quality growth names in this country, due to lower earnings growth at the company level, coupled with a difficult macroeconomic environment. From a sector perspective, the WBC allocation has its largest weighting in Financials, although it is underweighted versus the MSCI EAFE Index. Its largest relative weightings are in Energy, Consumer Discretionary and Information Technology. This positioning is based upon the team’s focus on quality growth companies, and is supported by its strategic view.

The BAM allocation ended the 12-month period ahead of the MSCI EAFE Index by 4.41%. The primary driver of the outperformance was strong stock selection. The Portfolio’s sector allocation, which is primarily a by-product of stock selection, had very little impact. Specifically, stock selection within Consumer Discretionary was best, followed by Health Care, and Industrials. Furthermore, due to such positive stock selection, the Portfolio outperformed, in spite of the Portfolio’s underweighting of four of the five best performing sectors.

The PIA allocation outperformed the MSCI EAFE index over the past twelve months. The main contributor to this outperformance was stock selection in the Canadian, French, and Spanish markets, combined with an underweight position in Japanese issues. On a sector basis, stock selection was particularly strong in the Financials, Energy, and Information Technology sectors.

The Portfolio and each of its sub-advisers remain committed to the asset class and their individual investment styles.

The following graph depicts the performance of the International Equity Investments vs. the MSCI EAFE-Capitalization Weighted Index5 and the Lipper International Funds Average.16

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2005†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	6.60%	5.01%
10 year	5.61	4.03
5 year	(0.25)	(1.74)
3 year	18.16	16.40
1 year	24.65	22.80

See pages 28 through 30 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

Emerging Markets

Equity Investments

ABOUT THE SUB-ADVISERS

•	SSgA Funds Management, Inc. (“SSgA”)

Uses quantitative analysis to identify countries and stocks which are undervalued relative to their growth rates. It employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix.

•	Newgate LLP (“Newgate”)

Newgate seeks long-term growth of capital by utilizing a top-down value approach in identifying undervalued economic countries, regions and sectors. Newgate incorporates both geopolitical and macroeconomic factors into its investment strategy through fundamental quantitative analysis, investment experience and professional judgment.

During the year of September 1, 2004 through August 31, 2005 the assets of the Portfolio were allocated as follows: SSgA Funds Management (“SSgA”) 50% and Newgate LLP (“Newgate”) 50%. The Portfolio underperformed the MSCI Emerging Markets Index. Stronger global demand, particularly for natural resources and commodities, attracted capital from around the globe. Emerging market GDP growth averaged nearly 6.3% over the period, nearly double that of the developed world. With valuations hovering in the 11 times earnings range, the developing markets still offer the most attractive combination of value, growth and diversification. The emerging markets generated the highest returns within the global equity markets. There is a wide range of returns generated among the various countries and companies within the index. Any portfolio differences in exposure compared to the index introduced the potential for a wide return difference between the Portfolio and the index.

The SSgA allocation outperformed its benchmark for the year ended August 31, 2005. During the year, the SSgA allocation benefited from overweights to Russia, Egypt, Taiwan and Brazil. Stock selection within Korea, which was up over 47% for the period, detracted from performance. An underweight to India also detracted from performance as the market outperformed the MSCI Emerging Markets Index. Overall, the portfolio benefited from a highly disciplined investment process that focuses on top-down country selection and bottom-up stock selection.

The Newgate allocation underperformed its benchmark for the year ended August 31, 2005. The Newgate allocation has been overweight Asian stocks generally, though underweight Chinese equities. The largest country allocations are to South Korea and Taiwan, each approximately 18% of the portfolio. The allocation to Latin America has varied. Newgate was under-allocated to Brazil earlier in 2005, though this allocation has now increased. On August 31, 2005 they were slightly underweight Latin American equities, 19% vs. 20% for the index. Newgate has been significantly underweight South African stocks, averaging a 5.7% allocation vs. 12% for the index. From a sector perspective, the Newgate allocation has been overweight technology stocks, especially in Taiwan. The Newgate underperformance is largely attributable to the over-allocation to Taiwan and the under-allocation to South Africa. Stock selection in both countries has been strong relative to the performance of those markets.

The Portfolio and each of its sub-advisers remain committed to the asset class and their individual investment styles.

The following graph depicts the performance of the Emerging Markets Equity Investments vs. the MSCI Emerging Markets Index6 and the Lipper Emerging Markets Funds Average.17

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2005†

	Without TRAK Fee	With TRAK Fee*
Since inception (4/20/94)	3.81%	2.26%
10 year	4.27	2.72
5 year	8.18	6.57
3 year	27.50	25.61
1 year	40.31	38.22

See pages 28 through 30 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

Government Money Investments

ABOUT THE SUB-ADVISER

•	Standish Mellon Asset Management LLC (“Standish”)

The Portfolio invests exclusively in U.S. Treasury securities and other U.S. government securities rated by a nationally recognized rating organization in the two highest short-term rating categories or, if unrated, of equivalent quality as determined by the sub-adviser. Individual securities must have remaining maturities of 397 days or less. Standish seeks to improve the Portfolio’s yield through actively managing sector allocations and the average maturity of the Portfolio. Standish monitors the spread relationships between U.S. Treasury and government agency issues, and purchases agencies when they provide a yield advantage. In addition, Standish will change the maturity structure modestly to reflect its outlook on interest rates.

During the year of September 1, 2004 through August 31, 2005, the sub-adviser to the Government Money Investments (“Portfolio”) was Standish Mellon Asset Management. Short-term interest rates rose strongly during the year ended August 31, 2005 as the Federal Reserve followed a policy of steadily tightening. Through a series of eight 25 basis points moves, the Federal Reserve raised the overnight Fed Funds rate from 1.5% to 3.5%. This 200 basis point increase led to similar moves in yields for other short-term investments such as the 6-month Treasury Bill, which rose 190 basis points to yield 3.71%. However, the degree of increase lessened further out the yield curve, to the point that long-term rates actually declined during the year. Two-year Treasury Notes increased 142 basis points in yield to 3.81% and five-year notes increased 55 basis points to 3.86%. Ten-year notes declined 10 basis points in yield to 4.01% and the thirty-year Long Bond dropped 67 basis points to 4.25%. The resulting yield curve at the end of August 2005 is very flat. Only 30 basis points separate the 6-month Treasury Bill yield of 3.71% and the 10-year Note yield of 4.01%. The above mentioned tightening by the Federal Reserve was in response to a solidly expanding economy and early signs of inflation. Very low interest rates combined with various forms of fiscal stimuli to reenergize the economy in late 2003 and set the stage for a multi-year economic expansion. Inflation has for a number of years been low and controlled. However, in 2004, with economic growth in the pipeline, the Fed became concerned about demand driven price increases, such as in oil and housing, and this concern led to their tightening policy. The fact that, in spite of this tightening, long-term interest rates have actually fallen is a source of much bewilderment at the Federal Reserve. It appears that, with the flat yield curve and continued narrow credit spreads, the market is not greatly concerned about long-term risks. For the most part, the Portfolio has been invested with its average maturity in a range between 30 and 40 days. The composition of the fund is high quality U.S. Treasury and agency securities.

The Portfolio and its sub-adviser remain committed to the asset class and its individual investment style.

GOVERNMENT MONEY INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2005†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	3.56%	2.02%
10 year	3.52	1.98
5 year	2.05	0.53
3 year	1.16	(0.35)
1 year	2.17	0.64

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See pages 28 through 30 for all footnotes.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Portfolio.

Core Fixed

Income Investments

ABOUT THE SUB-ADVISERS

•	BlackRock Financial Management, Inc. (“BFM”)

Employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities.

•	Pacific Investment Management Co. (“PIMCO”)

Employs “top-down” and “bottom-up” investment techniques. It implements the following “top-down” strategies: duration and volatility analysis, sector evaluation and yield curve shape analysis. The sub-adviser also employs the following “bottom-up” strategies: credit analysis, quantitative research, issue selection and cost-effective trading.

•	Western Asset Management Co. (“WAMCO”)

Emphasizes three key strategies to enhance the Portfolio’s total return: (i) adjusting the allocation of the Portfolio among the key sectors of the fixed-income market depending on its forecast of relative values; (ii) tracking the duration of the overall Portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates; and (iii) purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

During the year of September 1, 2004 through August 31, 2005, the sub-advisers to the Core Fixed Income Investments (“Portfolio”) were Pacific Investment Management Company (“PIMCO”) 30%, Western Asset Management Company (“WAMCO”) 30%, and Blackrock Financial Management (“BFM”) 40%. The Portfolio outperformed the Lehman Brothers U.S. Aggregate Bond Index.

The sub-advisers took advantage of a number of different sectors within the credit markets to achieve a positive return versus the benchmark.

For the one year period ended August 31, 2005 the PIMCO allocation outperformed its benchmark. PIMCO tactically adjusted duration from below to above benchmark to take advantage of range-bound interest rates. Underweighting long maturities detracted from performance as the yield curve flattened. Exposure to mortgages, along with mortgage coupons and security selection, added value. An underweight to corporate bonds was positive for returns as concerns arose in the first-half of 2005 about the auto sector and corporate restructurings. Modest allocations to Emerging Markets added to returns, as fundamentals, namely trade surpluses and currency reserves, continued to improve. Non-U.S. exposure, primarily in the Eurozone, was positive for performance. Tactical exposure to Treasury Inflation Protected Securities (“TIPS”) added to returns.

Within the WAMCO allocation investment strategies produced mixed to somewhat positive results over the past year. Moderately overweight exposure to BAA, high-yield, and emerging-market debt added to returns since spreads were relatively unchanged to tighter. Mortgage-backed sector exposure was overweight for the first half of the period, and this benefited from a gradual tightening of spreads, but this was partially offset by a shift to an underweight exposure in the latter half of the period since spreads narrowed. Overweight exposure to TIPS contributed marginally to returns, as breakeven spreads were relatively stable and inflation proved to be somewhat higher than expected. Underweight duration exposure detracted from performance since most bond yields rose by less than the market had expected, and long-term yields fell. However, WAMCO’s expectation that the yield curve would flatten was rewarded, as short- and intermediate-term yields rose, while longer-term yields fell, resulting in a significant flattening of the curve.

During the fiscal year ending on August 31, 2005, the BFM allocation outperformed its benchmark. During the first half of the fiscal year, the 10-year Treasury rose from 4.12% in September to 4.36% in February. BFM’s underweight in duration benefited performance. The yield curve flattening bias was also beneficial. BFM’s corporate and mortgage underweight detracted from relative performance as both sectors posted strong returns. In the latter half of the reporting period, the 10-year Treasury fell from 4.50% in March to 4.02% in August. The BFM allocation benefited from the barbelled yield curve structure with a slight underweight in the belly of the curve. The

The following graph depicts the performance of the Core Fixed Income Investments vs. the Lehman Brothers Aggregate Bond Index7 and the Lehman Brothers Intermediate Government/Credit Bond Index.8

underweight in duration detracted from performance. The BFM allocation overweight in asset-backed securities and collateralized mortgage-backed securities continued to benefit performance as the sectors posted excess returns during the period.

The Portfolio and each of its sub-advisers remain committed to the asset class and their individual investment styles.

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2005†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	6.06%	4.48%
10 year	5.83	4.25
5 year	6.26	4.68
3 year	4.75	3.19
1 year	4.30	2.75

See pages 28 through 30 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Portfolio may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

High Yield Investments

ABOUT THE SUB-ADVISERS

•	Seix Advisors, The Fixed Income Division of Trustco Capital Management (“Seix”)

Targets the healthiest segment of the high yield market (those securities rated “BB” and strong “B”). The Seix high yield portfolio seeks multiple sources of value through in-depth company research, active industry weightings and security selection.

•	Western Asset Management Co. (“WAMCO”)

Combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

During the year of September 1, 2004 through August 31, 2005 there were no changes in the sub-adviser line up for High Yield Investments (“Portfolio”). The allocation among the sub-advisers was Seix Advisors, The Fixed Income Division of Trustco Capital Management (“Seix”) 50% and Western Asset Management Company (“WAMCO”) 50%. The Portfolio underperformed the Lehman Brothers High Yield Index.

Absolute higher returns continued from the high yield market compared to the investment grade marketplace. The Portfolio lagged over the recent past as the riskiest part of the high yield market produced the greatest returns. The Portfolio was more conservatively positioned within the high yield market and relative returns suffered. When the high yield market faced its greatest hurdle in a long time with the downgrade of the GM and Ford corporate debt to high yield status, the Portfolio did offer downside protection in this risky asset class.

For the fiscal year ending August 31, 2005, the Seix allocation lagged the return of the benchmark. The shortfall was primarily due to their void in CCCs and distressed BB/Bs, which outperformed higher quality issues as well as their underweight in the most volatile industries, including Airlines & Autos. Seix continued to overweight defensive industries — Gaming, Energy, Utilities and Media. In addition, nearly 25% was invested in the most conservative alternatives. The top 20 holdings were concentrated in bonds that were or will be upgraded through mergers or on their own plus another group that can be considered cash or cash alternatives, such as bonds that have been called or tendered. The Seix allocation is currently structured to limit the negative effects of a possible reversal in the market’s appetite for risk. They have reduced exposure to the lowest quality, highest yielding sectors. The allocation is significantly underweighted in B3s. In 2003 and 2004, when rating agencies were especially slow to upgrade and quick to downgrade, Seix identified a number of issuers that they believed were incorrectly rated B3. As ratings have caught up to the improved fundamentals, fewer of these opportunities have been available. Seix has also traded up from Subordinated to Senior issues in the same credit range since these quality spreads are also historically narrow.

The WAMCO allocation outperformed the benchmark for the year ended August 31, 2005. The WAMCO allocation was positioned to incorporate the sub-adviser’s view that economic activity would exceed market expectations. This resulted in the portfolio being overweight lower rated issuers, which are generally disproportionately leveraged to economic improvement. The CCC rated category significantly outperformed for the period, generating a return of 12.76%. The WAMCO allocation maintained approximately a  1/2 year short duration position, which hurt performance as rates in the short end of the curve moved higher while longer rates declined. Sub-sector positioning aided performance. The WAMCO allocation was overweight to outperforming industries such as Transportation (which returned 13.59%) and Wireless

The following graph depicts the performance of the High Yield Investments vs. the Lehman Brothers High Yield Index.9

(which returned 16.21%) as well as underweight to underperforming industries such as Media Non-Cable (which returned 7.42%) and Gaming (which returned 7.03%).

The Portfolio and each of its sub-advisers remain committed to the asset class and their individual investment styles.

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2005†

	Without TRAK Fee	With TRAK Fee*
Since inception (7/13/98)	1.94%	0.42%
5 year	4.36	2.80
3 year	11.14	9.48
1 year	7.16	5.56

See pages 28 through 30 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Portfolio may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

Municipal Bond Investments

ABOUT THE SUB-ADVISER

•	Smith Affiliated Capital Corp. (“Smith”)

Uses an active fixed-income management style that focuses first on the appropriate maturity allocation for the Portfolio within a given market environment. The maturity allocation is supplemented by a long-term market sector rotation. The sub-adviser focuses primarily on “vital service” revenue bonds and secondarily on general obligation bonds of high-quality issuers.

During the year of September 1, 2004 through August 31, 2005, the sub-adviser to the Municipal Bond Investments (“Portfolio”) was Smith Affiliated Capital (“Smith”). The Portfolio under performed the Lehman Brothers Municipal Bond Index. Smith was terminated on October 14, 2005 and replaced by McDonnell Investment Management, LLC on October 17, 2005.

During the year ended August 31, 2005 the Portfolio, before expenses, under-performed its index slightly. The chief factor affecting this performance disparity was the concentration of the Portfolio’s duration in the intermediate sector of the curve versus the index’s large allocation to the long end. As fixed income curves flattened this year in response to ongoing Fed tightening, long-term rates have actually declined and the best performing part of the curve has been the long end. In the municipal market, which always has a steeper curve than Treasuries, and also does not suffer from a long duration supply shortage, Smith feels it prudent to maintain a shorter average maturity. The Portfolio’s duration, however is longer than that of the index and we feel it is well positioned for the eventual end of the Fed rate cycle, which should produce a steeper curve. Another factor affecting performance negatively has been the underweighting of uninsured low quality revenue credits such as Tobacco Settlement issues and hospitals, which have performed well as quality spreads have narrowed in the low rate environment. On the positive side, the Portfolio was helped by underweighting both pre-refunded bonds and uninsured general obligation bonds, while over-weighting insured credits.

The Portfolio and the sub-adviser remain committed to the asset class and its individual investment style.

The following graph depicts the performance of the Municipal Bond Investments vs. the Lehman Brothers Municipal Bond Index.10

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2005†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	5.71%	4.13%
10 year	5.53	3.96
5 year	5.99	4.41
3 year	4.59	3.03
1 year	4.17	2.62

See pages 28 through 30 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Portfolio may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

International Fixed

Income Investments

ABOUT THE SUB-ADVISER

•	Pacific Investment Management Company (“PIMCO”)

PIMCO’s total return approach focuses on both capital appreciation and income while managing overall risk. PIMCO employs a core philosophy toward managing global bonds focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.

During the fiscal year ended August 31, 2005, there was a change in the management of the International Fixed Income Investments (“Portfolio”). Julius Baer Investments Ltd. was terminated and replaced by Pacific Investment Management Company (“PIMCO”).

Since the inception of PIMCO’s management of the Portfolio on October 6, 2004 they have outperformed their benchmark. An overweight to European bonds contributed to returns as weak growth prospects, subdued inflation pressures, and strong pension demand placed downward pressure on European interest rates. In Japan, an underweight to Japanese Government Bonds relative to the index added to returns as their low yield levels offered poor relative value. Emerging Market bonds, which offered attractive yield advantages, also contributed to returns as spreads narrowed and the sector continued to display generally improving fundamentals.

The Portfolio and its sub-adviser remain committed to the asset class and the individual investment style.

The following graph depicts the performance of the International Fixed Income Investments vs. the Citigroup Non-U.S. Government World Bond Index11 and the Lipper International Income Funds Average.18

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2005†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	7.17%	5.57%
10 year	5.84	4.27
5 year	8.61	7.00
3 year	10.34	8.70
1 year	6.86	5.27

See pages 28 through 30 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Portfolio may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, where redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

*	The Funds are available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.50%. The performance data shown does not reflect this fee, which would reduce returns.

1	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

2	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

3	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

4	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

5	The Morgan Stanley Capital International EAFE Capitalization Weighted Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

6	The Morgan Stanley Capital International Emerging Markets Index is an index comprised of thirteen emerging markets open to direct foreign participation. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

7	The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

8	The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of: (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government with a maturity between one and ten years; and (ii) Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

9	The Lehman Brothers High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible, and have at least one year remaining to maturity as well as an outstanding par value of $100 million. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

10	The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

11	The Citigroup Non-U.S. World Government Bond Index is an index subset of the Citigroup World Bond Index that excludes corporate bonds denominated in U.S. dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish and Swedish currencies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

12	The Lipper Large-Cap Value Funds Average is comprised of the Fund’s peer group of mutual funds investing in value oriented funds.

13	The Lipper Large-Cap Growth Funds Average is comprised of the Portfolio’s peer group of mutual funds investing in growth oriented funds.

14	The Lipper Small Cap Value Funds Average is comprised of the Portfolio’s peer group of mutual funds which limit their investments to small cap value companies.

15	The Lipper Small Cap Growth Funds Average is comprised of the Portfolio’s peer group of mutual funds which limit their investments to small cap growth companies.

16	The Lipper International Funds Average is an equally weighted average of the funds that invest their assets in securities with primary trading markets outside of the United States.

17	The Lipper Emerging Markets Funds Average is an equally weighted average of the funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

18	The Lipper International Income Funds Average is an equally weighted average of the funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States.

Fund Expenses

(unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) advisory program annual fees, which in the case of TRAK® may be up to 1.50%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2005 and held for the six months ended August 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without TRAK® Fee(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Large Capitalization Value Equity Investments	3.32%	$1,000.00	$1,033.20	0.89%	$4.56
Large Capitalization Growth Investments	9.08	1,000.00	1,090.80	0.91	4.80
Small Capitalization Value Equity Investments	5.74	1,000.00	1,057.40	1.30	6.74
Small Capitalization Growth Investments	8.53	1,000.00	1,085.30	1.34	7.04
International Equity Investments	3.25	1,000.00	1,032.50	1.02	5.23
Emerging Markets Equity Investments	3.23	1,000.00	1,032.30	1.56	7.99
Government Money Investments	1.21	1,000.00	1,012.10	0.60	3.04
Core Fixed Income Investments	2.76	1,000.00	1,027.60	0.76	3.88
High Yield Investments	0.63	1,000.00	1,006.30	1.09	5.51
Municipal Bond Investments	2.46	1,000.00	1,024.60	0.95	4.85
International Fixed Income Investments	(3.05)	1,000.00	969.50	1.03	5.11

(1)	For the six months ended August 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which in the case of TRAK® may be up to 1.50%. Total return is not annualized as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Fund Expenses

(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Large Capitalization Value Equity Investments	5.00%	$1,000.00	$1,020.71	0.89%	$4.53
Large Capitalization Growth Investments	5.00	1,000.00	1,020.61	0.91	4.63
Small Capitalization Value Equity Investments	5.00	1,000.00	1,018.65	1.30	6.61
Small Capitalization Growth Investments	5.00	1,000.00	1,018.44	1.34	6.82
International Equity Investments	5.00	1,000.00	1,020.06	1.02	5.19
Emerging Markets Equity Investments	5.00	1,000.00	1,017.34	1.56	7.93
Government Money Investments	5.00	1,000.00	1,022.18	0.60	3.06
Core Fixed Income Investments	5.00	1,000.00	1,021.37	0.76	3.87
High Yield Investments	5.00	1,000.00	1,019.71	1.09	5.55
Municipal Bond Investments	5.00	1,000.00	1,020.41	0.95	4.84
International Fixed Income Investments	5.00	1,000.00	1,020.01	1.03	5.24

(1)	For the six months ended August 31, 2005.
(2)	Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Schedules of Investments

August 31, 2005

Large Capitalization Value Equity Investments

Shares	Security	Value
COMMON STOCKS — 96.5%
CONSUMER DISCRETIONARY — 12.9%

Auto Components — 0.8%
48,800	BorgWarner Inc.	$2,852,848
141,590	Lear Corp.	5,337,943
34,700	Magna International Inc., Class A Shares	2,549,062

		10,739,853

Hotels, Restaurants & Leisure — 1.7%
51,000	Brinker International Inc.*	1,894,650
160,000	Carnival Corp.	7,894,400
32,025	Harrah’s Entertainment Inc.	2,227,659
43,610	International Game Technology	1,208,869
207,400	McDonald’s Corp.	6,730,130
66,555	Royal Caribbean Cruises Ltd.	2,843,230

		22,798,938

Household Durables — 1.3%
127,600	Stanley Works	5,837,700
157,000	Whirlpool Corp.	11,939,850

		17,777,550

Leisure Equipment & Products — 0.6%
425,000	Mattel Inc.	7,662,750

Media — 3.3%
300,100	Comcast Corp., Special Class A Shares*	9,057,018
660,000	DIRECTV Group Inc.*	10,500,600
270,800	Interpublic Group of Cos. Inc.*	3,284,804
700,600	News Corp., Class A Shares	11,356,726
478,700	Time Warner Inc.*	8,578,304
67,745	Viacom Inc., Class B Shares	2,302,653

		45,080,105

Multiline Retail — 1.3%
60,827	Federated Department Stores Inc.	4,195,819
244,600	Target Corp.	13,147,250

		17,343,069

Specialty Retail — 2.7%
295,000	Home Depot Inc.	11,894,400
237,490	Kingfisher PLC, Sponsored ADR	2,190,845
640,100	Limited Brands Inc.	14,069,398
272,200	Office Depot Inc.*	8,166,000

		36,320,643

Textiles, Apparel & Luxury Goods — 1.2%
388,600	Jones Apparel Group Inc.	10,950,748
102,800	V.F. Corp.	6,097,068

		17,047,816

	TOTAL CONSUMER DISCRETIONARY	174,770,724

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value
CONSUMER STAPLES — 7.5%

Food & Staples Retailing — 1.7%
293,500	Albertson’s Inc.	$5,908,155
200,000	CVS Corp.	5,874,000
309,400	Kroger Co.*	6,107,556
220,500	Safeway Inc.	5,232,465

		23,122,176

Food Products — 1.5%
221,500	ConAgra Foods Inc.	5,056,845
49,140	General Mills Inc.	2,266,337
565,000	Tyson Foods Inc., Class A Shares	10,045,700
31,500	Unilever NV	2,179,800

		19,548,682

Household Products — 1.0%
45,135	Colgate-Palmolive Co.	2,369,587
91,400	Kimberly-Clark Corp.	5,696,048
102,325	Procter & Gamble Co.	5,676,991

		13,742,626

Tobacco — 3.3%
539,680	Altria Group Inc.	38,155,376
75,100	Reynolds American Inc.	6,303,894

		44,459,270

	TOTAL CONSUMER STAPLES	100,872,754

ENERGY — 13.8%

Energy Equipment & Services — 3.8%
41,750	Baker Hughes Inc.	2,452,813
200,000	BJ Services Co.	12,616,000
109,600	GlobalSantaFe Corp.	5,138,048
371,455	Halliburton Co.	23,019,066
34,900	Noble Corp.	2,488,370
32,580	Schlumberger Ltd.	2,809,373
73,015	Tidewater Inc.	3,252,088

		51,775,758

Oil, Gas & Consumable Fuels — 10.0%
105,500	BP PLC, Sponsored ADR	7,214,090
625,560	Chevron Corp.	38,409,384
446,665	ConocoPhillips	29,453,090
159,665	Exxon Mobil Corp.	9,563,934
237,300	Marathon Oil Corp.	15,260,763
258,740	Occidental Petroleum Corp.	21,483,182
74,200	PetroChina Co., Ltd., ADR (a)	6,095,530
108,700	Petroleo Brasileiro SA, ADR	6,800,272

		134,280,245

	TOTAL ENERGY	186,056,003

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value
FINANCIALS — 24.7%

Capital Markets — 3.1%
35,495	Bank of New York Co. Inc.	$1,085,082
35,800	Goldman Sachs Group Inc.	3,980,244
27,500	Lehman Brothers Holdings Inc.	2,905,650
174,895	Merrill Lynch & Co. Inc.	9,996,998
464,650	Morgan Stanley	23,636,746

		41,604,720

Commercial Banks — 8.7%
867,092	Bank of America Corp.	37,310,969
359,300	KeyCorp	11,900,016
133,000	National City Corp.	4,871,790
361,200	Regions Financial Corp.	11,818,464
217,075	SunTrust Banks Inc.	15,256,031
473,785	U.S. Bancorp	13,843,998
397,630	Wachovia Corp.	19,730,400
55,074	Wells Fargo & Co.	3,283,512

		118,015,180

Consumer Finance — 1.0%
513,125	MBNA Corp.	12,930,750

Diversified Financial Services — 1.5%
275,000	ING Groep NV, Sponsored ADR	8,035,500
362,620	JPMorgan Chase & Co.	12,289,192

		20,324,692

Insurance — 7.0%
240,000	ACE Ltd.	10,658,400
159,000	Allstate Corp.	8,937,390
66,600	American International Group Inc.	3,942,720
43,290	Arthur J. Gallagher & Co.	1,236,362
380,000	Assured Guaranty Ltd.	8,512,000
35,745	Chubb Corp.	3,108,385
396,000	Conseco Inc.*	8,268,480
13,000	Genworth Financial Inc., Class A Shares	418,210
82,885	Hartford Financial Services Group Inc.	6,054,749
122,300	Jefferson-Pilot Corp.	6,081,979
135,700	Lincoln National Corp.	6,729,363
217,880	MBIA Inc.	12,630,504
143,000	MetLife Inc.	7,004,140
74,100	Old Republic International Corp.	1,865,097
100,780	UnumProvident Corp.	1,947,070
106,100	XL Capital Ltd., Class A Shares	7,373,950

		94,768,799

Real Estate — 0.6%
197,600	Duke Realty Corp.	6,469,424
27,100	New Century Financial Corp.	1,165,029

		7,634,453

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Thrifts & Mortgage Finance — 2.8%
248,980	Fannie Mae	$12,707,939
210,075	Freddie Mac	12,684,328
301,500	Washington Mutual Inc.	12,536,370

		37,928,637

	TOTAL FINANCIALS	333,207,231

HEALTH CARE — 8.9%

Health Care Equipment & Supplies — 0.7%
370,000	Boston Scientific Corp.*	9,945,600

Health Care Providers & Services — 2.3%
73,000	CIGNA Corp.	8,418,360
241,900	HCA Inc.	11,925,670
150,000	Humana Inc.*	7,224,000
63,700	Medco Health Solutions Inc.*	3,138,499

		30,706,529

Pharmaceuticals — 5.9%
74,645	Abbott Laboratories	3,368,729
101,445	Eli Lilly & Co.	5,581,504
300,100	GlaxoSmithKline PLC, Sponsored ADR	14,620,872
527,960	Merck & Co. Inc.	14,904,311
977,255	Pfizer Inc.	24,890,685
354,320	Wyeth	16,224,312

		79,590,413

	TOTAL HEALTH CARE	120,242,542

INDUSTRIALS — 8.2%

Aerospace & Defense — 1.3%
81,000	Boeing Co.	5,428,620
94,840	Honeywell International Inc.	3,630,475
107,800	Northrop Grumman Corp.	6,046,502
59,355	United Technologies Corp.	2,967,750

		18,073,347

Building Products — 0.5%
205,590	Masco Corp.	6,307,501

Commercial Services & Supplies — 0.6%
150,400	Deluxe Corp.	5,976,896
37,325	R.R. Donnelley & Sons Co.	1,394,462

		7,371,358

Construction & Engineering — 0.4%
78,000	Jacobs Engineering Group Inc.*	4,867,200

Electrical Equipment — 0.4%
45,550	Cooper Industries Ltd., Class A Shares	3,026,342
57,900	Hubbell Inc., Class B Shares	2,617,080

		5,643,422

Industrial Conglomerates — 2.1%
25,650	3M Co.	1,824,997
612,865	General Electric Co.	20,598,393

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Industrial Conglomerates — 2.1% (continued)
76,000	Textron Inc.	$5,418,800
39,235	Tyco International Ltd.	1,091,910

		28,934,100

Machinery — 1.8%
66,040	Caterpillar Inc.	3,664,560
146,075	Eaton Corp.	9,337,114
94,000	Illinois Tool Works Inc.	7,922,320
45,790	Ingersoll-Rand Co., Ltd., Class A Shares	3,645,800

		24,569,794

Road & Rail — 1.1%
112,425	Burlington Northern Santa Fe Corp.	5,960,774
19,230	Canadian National Railway Co.	1,274,564
110,600	CSX Corp.	4,858,658
103,430	J.B. Hunt Transport Services Inc.	1,868,980
18,165	Union Pacific Corp.	1,240,125

		15,203,101

	TOTAL INDUSTRIALS	110,969,823

INFORMATION TECHNOLOGY — 9.9%

Communications Equipment — 0.4%
530,400	Nortel Networks Corp.*	1,612,416
465,900	Tellabs Inc.*	4,141,851

		5,754,267

Computers & Peripherals — 2.4%
789,581	Hewlett-Packard Co.	21,918,769
57,645	International Business Machines Corp.	4,647,340
357,200	Seagate Technology*	5,925,948

		32,492,057

Electronic Equipment & Instruments — 1.3%
518,222	Flextronics International Ltd.*	6,767,979
182,520	Sanmina-SCI Corp.*	925,376
1,397,977	Solectron Corp.*	5,731,706
98,150	Tech Data Corp.*	3,593,272

		17,018,333

IT Services — 1.9%
175,170	Accenture Ltd., Class A Shares*	4,274,148
192,500	Electronic Data Systems Corp.	4,312,000
400,000	First Data Corp.	16,620,000

		25,206,148

Semiconductors & Semiconductor Equipment — 0.9%
580,000	Applied Materials Inc.	10,619,800
239,000	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	1,966,970

		12,586,770

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Software — 3.0%
580,000	Cadence Design Systems Inc.*	$9,285,800
1,161,940	Microsoft Corp.	31,837,156

		41,122,956

	TOTAL INFORMATION TECHNOLOGY	134,180,531

MATERIALS — 4.2%

Chemicals — 2.2%
65,665	Air Products & Chemicals Inc.	3,637,841
127,795	Dow Chemical Co.	5,520,744
272,330	E.I. du Pont de Nemours & Co.	10,776,098
245,000	Lyondell Chemical Co.	6,321,000
64,030	Rohm & Haas Co.	2,779,542

		29,035,225

Containers & Packaging — 0.4%
153,000	Pactiv Corp.*	2,969,730
196,800	Smurfit-Stone Container Corp.*	2,172,672

		5,142,402

Metals & Mining — 1.4%
460,780	Alcoa Inc.	12,344,296
161,980	Freeport-McMoRan Copper & Gold Inc., Class B Shares	6,830,697

		19,174,993

Paper & Forest Products — 0.2%
47,985	International Paper Co.	1,480,337
56,370	MeadWestvaco Corp.	1,633,039

		3,113,376

	TOTAL MATERIALS	56,465,996

TELECOMMUNICATION SERVICES — 2.7%

Diversified Telecommunication Services — 2.7%
102,400	ALLTEL Corp.	6,347,776
312,000	AT&T Corp.	6,140,160
199,120	Citizens Communications Co.	2,715,997
98,569	SBC Communications Inc.	2,373,542
389,310	Sprint Corp.	10,094,808
273,685	Verizon Communications Inc.	8,952,236

	TOTAL TELECOMMUNICATION SERVICES	36,624,519

UTILITIES — 3.7%

Electric Utilities — 1.9%
207,263	American Electric Power Co. Inc.	7,706,039
157,020	Entergy Corp.	11,762,368
141,000	Progress Energy Inc.	6,146,190

		25,614,597

Multi-Utilities — 1.8%
130,400	DTE Energy Co.	5,968,408
156,000	KeySpan Corp.	5,954,520
147,000	Sempra Energy	6,588,540

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Multi-Utilities — 1.8% (continued)
148,000	Wisconsin Energy Corp.	$5,797,160

		24,308,628

	TOTAL UTILITIES	49,923,225

	TOTAL COMMON STOCKS (Cost — $1,122,204,291)	1,303,313,348

Warrants
WARRANTS — 0.0%

Technology — 0.0%
6,553	Lucent Technologies Inc., expires 12/10/07* (Cost — $0)	5,439

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,122,204,291)	1,303,318,787

Face Amount
SHORT-TERM INVESTMENTS — 3.2%
REPURCHASE AGREEMENTS — 3.2%
$25,054,000	Interest in $638,841,000 joint tri-party repurchase agreement dated 8/31/05 with Deutsche Bank Securities Inc., 3.580% due 9/1/05; Proceeds at maturity — $25,056,491; (Fully collateralized by various U.S. government agency obligations, 0.000% to 4.910% due 9/6/05 to 4/25/12; Market value — $25,555,099)	25,054,000
14,967,000	Interest in $666,711,000 joint tri-party repurchase agreement dated 8/31/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 3.580% due 9/1/05; Proceeds at maturity — $14,968,488; (Fully collateralized by various U.S. government agency obligations 0.000% to 6.000% due 9/21/05 to 11/15/24; Market value — $15,266,412)	14,967,000
3,052,000	Interest in $499,205,000 joint tri-party repurchase agreement dated 8/31/05 with Morgan Stanley, 3.580% due 9/1/05; Proceeds at maturity — $3,052,304; (Fully collateralized by various U.S. government agency obligations, 3.550% to 4.500% due 2/16/07 to 6/1/10; Market value — $3,125,491)	3,052,000
759,000	State Street Bank & Trust Co., dated 8/31/05, 3.250% due 9/1/05; Proceeds at maturity — $759,069; (Fully collateralized by U.S. Treasury Bonds, 9.250% due 2/15/16; Market value — $780,031)	759,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $43,832,000)	43,832,000

	TOTAL INVESTMENTS — 99.7% (Cost — $1,166,036,291#)	1,347,150,787
	Other Assets in Excess of Liabilities — 0.3%	3,967,986

	TOTAL NET ASSETS — 100.0%	$1,351,118,773

*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
#	Aggregate cost for federal income tax purposes is $1,170,522,439.

Abbreviation used in this schedule:

ADR	—	American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value
COMMON STOCKS — 97.5%
CONSUMER DISCRETIONARY — 21.2%

Diversified Consumer Services — 3.2%
608,135	Apollo Group Inc., Class A Shares*	$47,835,899

Hotels, Restaurants & Leisure — 4.5%
273,400	Carnival Corp.	13,489,556
742,200	Hilton Hotels Corp.	17,196,774
773,450	Starbucks Corp.*	37,929,988

		68,616,318

Household Durables — 0.8%
523,300	Newell Rubbermaid Inc.	12,260,919

Internet & Catalog Retail — 6.1%
628,200	Amazon.com Inc.*	26,824,140
1,608,216	eBay Inc.*	65,116,666

		91,940,806

Media — 1.8%
268,200	Pixar*	11,773,980
462,105	XM Satellite Radio Holdings Inc., Class A Shares*	16,289,201

		28,063,181

Multiline Retail — 1.9%
554,900	Kohl’s Corp.*	29,104,505

Specialty Retail — 2.9%
295,250	Bed Bath & Beyond Inc.*	11,972,387
342,430	Lowe’s Cos. Inc.	22,021,673
248,560	Williams-Sonoma Inc.*	10,004,540

		43,998,600

	TOTAL CONSUMER DISCRETIONARY	321,820,228

CONSUMER STAPLES — 2.7%

Beverages — 0.8%
281,000	Coca-Cola Co.	12,364,000

Food & Staples Retailing — 1.9%
123,500	Wal-Mart Stores Inc.	5,552,560
487,093	Walgreen Co.	22,567,019

		28,119,579

	TOTAL CONSUMER STAPLES	40,483,579

ENERGY — 7.4%

Oil, Gas & Consumable Fuels — 7.4%
179,580	Apache Corp.	12,861,520
215,300	Chevron Corp.	13,219,420
334,800	ConocoPhillips	22,076,712
259,800	CONSOL Energy Inc.	18,108,060
228,900	Exxon Mobil Corp.	13,711,110
160,400	Occidental Petroleum Corp.	13,318,012
270,800	Peabody Energy Corp.	19,408,236

	TOTAL ENERGY	112,703,070

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value
FINANCIALS — 9.5%

Capital Markets — 1.3%
540,200	Charles Schwab Corp.	$7,308,906
208,300	Merrill Lynch & Co. Inc.	11,906,428

		19,215,334

Commercial Banks — 0.7%
336,160	Commerce Bancorp Inc.	11,335,315

Consumer Finance — 2.7%
225,496	American Express Co.	12,456,399
338,100	Capital One Financial Corp.	27,805,344

		40,261,743

Diversified Financial Services — 2.0%
53,300	Chicago Mercantile Exchange	14,796,080
305,800	Moody’s Corp.	15,017,838

		29,813,918

Insurance — 2.8%
76,290	AFLAC Inc.	3,297,254
92,100	American International Group Inc.	5,452,320
358,330	Progressive Corp.	34,546,595

		43,296,169

	TOTAL FINANCIALS	143,922,479

HEALTH CARE — 25.3%

Biotechnology — 11.9%
366,225	Amgen Inc.*	29,261,378
386,120	Biogen Idec Inc.*	16,274,958
472,000	Celgene Corp.*	23,694,400
805,600	Genentech Inc.*	75,678,064
311,490	Genzyme Corp.*	22,168,743
311,050	Gilead Sciences Inc.*	13,375,150

		180,452,693

Health Care Equipment & Supplies — 5.4%
200,300	Fisher Scientific International Inc.*	12,915,344
69,100	Intuitive Surgical Inc.*	5,141,040
634,814	Medtronic Inc.	36,184,398
275,300	Stryker Corp.	15,017,615
35,560	Varian Medical Systems Inc.*	1,415,999
134,350	Zimmer Holdings Inc.*	11,039,539

		81,713,935

Health Care Providers & Services — 3.5%
152,140	Aetna Inc.	12,120,994
253,000	HCA Inc.	12,472,900
396,600	Omnicare Inc.	20,841,330
190,940	Patterson Cos. Inc.*	7,649,056

		53,084,280

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value

Pharmaceuticals — 4.5%
194,300	Allergan Inc.	$17,885,315
119,100	American Pharmaceutical Partners Inc.*	5,476,218
211,702	Johnson & Johnson	13,419,790
506,100	Schering-Plough Corp.	10,835,601
651,000	Teva Pharmaceutical Industries Ltd., Sponsored ADR	21,118,440

		68,735,364

	TOTAL HEALTH CARE	383,986,272

INDUSTRIALS — 4.9%

Air Freight & Logistics — 0.7%
160,400	United Parcel Service Inc., Class B Shares	11,370,756

Commercial Services & Supplies — 1.1%
471,100	Republic Services Inc.	17,067,953

Industrial Conglomerates — 2.2%
141,550	3M Co.	10,071,283
702,640	General Electric Co.	23,615,730

		33,687,013

Machinery — 0.9%
233,300	Caterpillar Inc.	12,945,817

	TOTAL INDUSTRIALS	75,071,539

INFORMATION TECHNOLOGY — 22.7%

Communications Equipment — 5.3%
1,161,400	Cisco Systems Inc.*	20,463,868
614,000	Motorola Inc.	13,434,320
737,100	Nokia Oyj, Sponsored ADR	11,624,067
877,810	QUALCOMM Inc.	34,857,835

		80,380,090

Computers & Peripherals — 3.3%
997,364	Dell Inc.*	35,506,158
592,340	Network Appliance Inc.*	14,062,152

		49,568,310

Internet Software & Services — 4.5%
160,250	Google Inc., Class A Shares*	45,831,500
702,600	Yahoo! Inc.*	23,424,684

		69,256,184

IT Services — 0.4%
158,100	Iron Mountain Inc.*	5,452,869

Semiconductors & Semiconductor Equipment — 4.1%
550,948	Intel Corp.	14,170,383
648,400	Maxim Integrated Products Inc.	27,654,260
341,700	Texas Instruments Inc.	11,166,756
315,305	Xilinx Inc.	8,856,917

		61,848,316

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value

Software — 5.1%
270,535	Adobe Systems Inc.	$7,315,267
174,900	Cognos Inc.*	6,315,639
207,800	Electronic Arts Inc.*	11,902,784
472,810	Microsoft Corp.	12,954,994
511,500	Red Hat Inc.*	7,268,415
382,800	SAP AG, Sponsored ADR	16,334,076
770,145	Symantec Corp.*	16,157,642

		78,248,817

	TOTAL INFORMATION TECHNOLOGY	344,754,586

MATERIALS — 3.8%

Chemicals — 1.9%
492,050	Ecolab Inc.	16,237,650
258,100	Praxair Inc.	12,466,230

		28,703,880

Metals & Mining — 1.9%
446,600	Alcoa Inc.	11,964,414
425,600	Inco Ltd.	18,015,648

		29,980,062

	TOTAL MATERIALS	58,683,942

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,162,444,168)	1,481,425,695

Face Amount
SHORT-TERM INVESTMENTS — 2.5%
REPURCHASE AGREEMENTS — 2.5%
$13,771,000	Interest in $638,841,000 joint tri-party repurchase agreement dated 8/31/05 with Deutsche Bank Securities Inc., 3.580% due 9/1/05, Proceeds at maturity — $13,772,369; (Fully collateralized by various U.S. government agency obligations, 0.000% to 4.910% due 9/6/05 to 4/25/12; Market value — $14,046,430)	13,771,000
8,351,000	Interest in $666,711,000 joint tri-party repurchase agreement dated 8/31/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 3.580% due 9/1/05, Proceeds at maturity — $8,351,830; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.000% due 9/21/05 to 11/15/24; Market value — $8,518,060)	8,351,000
16,066,000	State Street Bank & Trust Co. dated 8/31/05, 3.250% due 9/1/05, Proceeds at maturity — $16,067,450 (Fully collateralized by U.S. Treasury Bond, 9.250% due 2/15/16; Market value — $16,394,969)	16,066,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $38,188,000)	38,188,000

	TOTAL INVESTMENTS — 100.0% (Cost — $1,200,632,168#)	1,519,613,695
	Other Assets in Excess of Liabilities — 0.0%	141,946

	TOTAL NET ASSETS — 100.0%	$1,519,755,641

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $1,216,882,498.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
COMMON STOCKS — 98.0%
CONSUMER DISCRETIONARY — 15.8%

Auto Components — 2.4%
74,800	ArvinMeritor Inc.	$1,387,540
730,658	Hayes Lemmerz International Inc.*	4,822,343
22,600	Lear Corp.	852,020
64,988	Modine Manufacturing Co. (a)	2,284,978
15,316	Proliance International Inc. (a)*	86,844

		9,433,725

Automobiles — 1.6%
475,100	Fleetwood Enterprises Inc. (a)*	4,803,261
37,100	Thor Industries Inc.	1,231,720

		6,034,981

Diversified Consumer Services — 0.6%
77,200	Alderwoods Group Inc.*	1,242,148
109,600	Service Corporation International	930,504

		2,172,652

Hotels, Restaurants & Leisure — 2.8%
58,600	Bob Evans Farms Inc. (a)	1,417,534
42,600	CBRL Group Inc.	1,540,416
210,300	CKE Restaurants Inc. (a)	2,460,510
62,300	Intrawest Corp.	1,629,145
124,300	Vail Resorts Inc. (a)*	3,567,410

		10,615,015

Household Durables — 1.1%
47,600	American Greetings Corp., Class A Shares (a)	1,208,564
21,600	Department 56 Inc.*	280,584
29,700	Furniture Brands International Inc. (a)	567,567
20,300	KB HOME	1,505,448
21,300	WCI Communities Inc. (a)*	642,621

		4,204,784

Internet & Catalog Retail — 0.2%
47,900	Insight Enterprises Inc.*	901,957

Leisure Equipment & Products — 1.3%
136,898	Arctic Cat Inc. (a)	2,952,890
41,800	Oakley Inc. (a)	731,082
152,600	Sturm Ruger & Co. Inc. (a)	1,454,278

		5,138,250

Multiline Retail — 0.2%
37,200	Dollar Tree Stores Incorporated*	847,044

Specialty Retail — 2.3%
45,600	AnnTaylor Stores Corp.*	1,167,360
41,400	Borders Group Inc.	945,162
138,600	Cato Corp., Class A Shares	2,688,840
61,300	Pier 1 Imports Inc. (a)	763,185
41,400	Sports Authority Inc. (a)*	1,337,220

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Specialty Retail — 2.3% (continued)
25,050	Stage Stores Inc.*	$696,640
40,100	Zale Corp.*	1,118,790

		8,717,197

Textiles, Apparel & Luxury Goods — 3.3%
38,300	Brown Shoe Co. Inc.	1,371,140
10,700	Carter’s Inc.*	582,187
39,100	K-Swiss Inc., Class A Shares	1,198,024
84,500	Kellwood Co.	2,068,560
24,000	Kenneth Cole Productions Inc., Class A Shares (a)	687,600
70,200	Russell Corp.	1,276,938
278,700	Skechers USA Inc., Class A Shares (a)*	4,654,290
45,800	Wolverine World Wide Inc.	965,006

		12,803,745

	TOTAL CONSUMER DISCRETIONARY	60,869,350

CONSUMER STAPLES — 5.2%

Beverages — 0.3%
47,000	Constellation Brands Inc., Class A Shares*	1,293,440

Food & Staples Retailing — 1.6%
77,800	Casey’s General Stores Inc.	1,575,450
57,700	Ruddick Corp.	1,348,449
125,300	Smart & Final Inc.*	1,577,527
39,000	Weis Markets Inc.	1,471,080

		5,972,506

Food Products — 2.5%
16,400	Bunge Ltd. (a)	963,008
61,700	Chiquita Brands International Inc.	1,554,840
69,800	Corn Products International Inc.	1,571,896
108,900	Del Monte Foods Co. (a)*	1,177,209
56,400	Fresh Del Monte Produce Inc. (a)	1,437,636
33,100	Lancaster Colony Corp.	1,514,325
42,100	Sanderson Farms Inc. (a)	1,554,753

		9,773,667

Household Products — 0.4%
52,200	WD-40 Co.	1,505,448

Tobacco — 0.4%
34,000	Universal Corp.	1,415,080

	TOTAL CONSUMER STAPLES	19,960,141

ENERGY — 11.6%

Energy Equipment & Services — 3.0%
172,900	Grey Wolf Inc. (a)*	1,353,807
643,400	Input/Output Inc. (a)*	5,558,976
138,500	Newpark Resources Inc. (a)*	1,231,265
37,900	Tidewater Inc.	1,688,066
55,600	W-H Energy Services Inc.*	1,804,220

		11,636,334

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Oil, Gas & Consumable Fuels — 8.6%
41,000	Alpha Natural Resources Inc. (a)*	$1,223,030
50,200	Arch Coal Inc. (a)	3,222,840
26,400	Berry Petroleum Co., Class A Shares (a)	1,632,312
46,650	Cabot Oil & Gas Corp.	2,014,814
60,900	Energy Partners Ltd. (a)*	1,461,600
39,600	Frontline Ltd. (a)	1,851,696
41,400	General Maritime Corp. (a)	1,546,704
35,300	Holly Corp.	1,988,802
36,100	Massey Energy Co. (a)	1,833,880
35,200	Newfield Exploration Co.*	1,662,144
35,500	Penn Virginia Corp. (a)	1,990,840
44,400	Range Resources Corp.	1,546,452
58,500	St Mary Land & Exploration Co. (a)	2,016,495
33,600	Teekay Shipping Corp. (a)	1,550,640
56,700	W&T Offshore Inc.	1,553,580
37,500	Western Gas Resources Inc.	1,800,000
50,200	Whiting Petroleum Corp.*	2,174,664
61,700	World Fuel Services Corp.	2,017,590

		33,088,083

	TOTAL ENERGY	44,724,417

FINANCIALS — 16.4%

Commercial Banks — 6.3%
49,700	AMCORE Financial Inc.	1,534,736
63,100	BancorpSouth Inc. (a)	1,419,119
23,600	Bank of Hawaii Corp.	1,197,700
49,500	Boston Private Financial Holdings Inc. (a)	1,315,215
83,800	Colonial BancGroup Inc.	1,949,188
39,600	First Republic Bank	1,425,600
50,900	Greater Bay Bancorp (a)	1,282,680
36,200	Hudson United Bancorp	1,529,450
10,200	Independent Bank Corp.	312,936
12,300	NBT Bancorp Inc.	298,890
68,099	Old National Bancorp (a)	1,526,098
254,300	Oriental Financial Group Inc. (a)	3,450,851
107,899	Provident Bankshares Corp.	3,684,751
62,000	Republic Bancorp Inc.	910,160
28,100	Sterling Financial Corp. of Spokane*	1,083,817
58,300	Susquehanna Bancshares Inc.	1,469,160

		24,390,351

Insurance — 4.9%
58,800	AmerUs Group Co. (a)	3,252,816
32,200	Delphi Financial Group, Class A Shares	1,516,620
29,200	Harleysville Group Inc.	662,256
42,100	Infinity Property & Casualty Corp.	1,369,092
24,400	LandAmerica Financial Group Inc. (a)	1,442,528
8,500	Markel Corp.*	2,760,375
34,300	Platinum Underwriters Holdings Ltd.	1,114,064
58,900	Scottish Re Group Ltd. (a)	1,417,134
16,900	Triad Guaranty Inc.*	713,687
42,000	W.R. Berkley Corp.	1,490,580
49,200	Zenith National Insurance Corp.	3,106,980

		18,846,132

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Real Estate — 4.2%
52,800	Ashford Hospitality Trust Inc.	$606,672
26,500	Camden Property Trust	1,385,950
35,100	CBL & Associates Properties Inc.	1,488,942
43,000	Education Realty Trust Inc.	793,350
65,300	Equity One Inc.	1,520,184
36,200	First Industrial Realty Trust Inc. (a)	1,371,980
37,500	Healthcare Realty Trust Inc. (a)	1,451,250
65,200	Highland Hospitality Corp.	769,360
119,400	HRPT Properties Trust	1,528,320
62,800	Nationwide Health Properties Inc. (a)	1,468,264
60,100	New Plan Excel Realty Trust Inc.	1,439,395
30,400	Prentiss Properties Trust	1,168,576
35,900	Reckson Associates Realty Corp.	1,190,085

		16,182,328

Thrifts & Mortgage Finance — 1.0%
45,500	BankUnited Financial Corp., Class A Shares	1,073,800
26,400	MAF Bancorp Inc.	1,133,352
61,650	Washington Federal Inc.	1,444,460

		3,651,612

	TOTAL FINANCIALS	63,070,423

HEALTH CARE — 6.4%

Health Care Equipment & Supplies — 3.4%
69,000	Arrow International Inc.	2,042,400
19,900	Bio-Rad Laboratories Inc., Class A*	1,098,480
16,400	Diagnostic Products Corp.	885,600
39,300	Invacare Corp.	1,634,880
219,800	Viasys Healthcare Inc.*	5,919,214
49,900	West Pharmaceutical Services Inc.	1,414,665

		12,995,239

Health Care Providers & Services — 2.4%
262,700	AMN Healthcare Services Inc. (a)*	4,061,342
86,900	Owens & Minor Inc.	2,490,554
15,300	Pediatrix Medical Group Inc.*	1,134,189
30,900	PRA International*	908,460
25,700	RehabCare Group Inc.*	577,479

		9,172,024

Pharmaceuticals — 0.6%
38,140	Par Pharmaceutical Cos. Inc. (a)*	921,844
104,300	Perrigo Co.	1,494,619

		2,416,463

	TOTAL HEALTH CARE	24,583,726

INDUSTRIALS — 19.2%

Aerospace & Defense — 0.8%
77,400	Cubic Corp. (a)	1,428,030
27,500	Curtiss-Wright Corp.	1,775,400

		3,203,430

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Airlines — 0.3%
30,600	Continental Airlines Inc., Class B Shares (a)*	$409,122
24,300	SkyWest Inc.	576,153

		985,275

Building Products — 3.4%
38,100	Griffon Corp.*	976,884
289,600	Lennox International Inc. (a)	7,063,344
142,000	Trex Co Inc. (a)*	3,423,620
29,800	Universal Forest Products Inc. (a)	1,622,014

		13,085,862

Commercial Services & Supplies — 4.8%
31,400	Banta Corp.	1,537,030
331,400	Bowne & Co. Inc.	4,705,880
38,700	Brink’s Co.	1,554,966
71,500	Casella Waste Systems Inc., Class A Shares*	946,660
88,400	Ennis Inc.	1,538,160
107,450	Herman Miller Inc.	3,212,755
21,000	United Stationers Inc.*	984,900
132,200	Viad Corp.	3,843,054

		18,323,405

Construction & Engineering — 1.7%
29,200	Insituform Technologies Inc., Class A Shares (a)*	604,440
335,300	MasTec Inc. (a)*	3,872,715
38,337	Washington Group International Inc.*	2,025,727

		6,502,882

Electrical Equipment — 0.9%
52,800	Acuity Brands Inc. (a)	1,559,184
18,100	AO Smith Corp. (a)	509,334
48,100	Regal-Beloit Corp. (a)	1,605,097

		3,673,615

Industrial Conglomerates — 0.8%
22,200	Teleflex Inc. (a)	1,528,470
34,900	Walter Industries Inc. (a)	1,531,063

		3,059,533

Machinery — 4.8%
42,300	Albany International Corp., Class A Shares	1,523,646
43,100	Barnes Group Inc. (a)	1,486,950
81,400	Crane Co.	2,410,254
20,400	Federal Signal Corp.	348,840
48,100	Harsco Corp.	2,821,065
37,200	Kaydon Corp. (a)	1,075,452
32,200	Kennametal Inc.	1,501,808
46,100	Lincoln Electric Holdings Inc. (a)	1,737,048
83,500	Mueller Industries Inc.	2,188,535
57,500	Valmont Industries Inc.	1,653,125
62,700	Wabtec Corp.	1,630,200

		18,376,923

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Marine — 0.7%
31,600	Alexander & Baldwin Inc.	$1,656,156
25,600	Kirby Corp.*	1,203,200

		2,859,356

Road & Rail — 1.0%
42,900	Arkansas Best Corp.	1,444,443
18,700	SCS Transportation Inc.*	300,135
81,500	Werner Enterprises Inc.	1,454,775
16,600	Yellow Roadway Corp.*	777,710

		3,977,063

	TOTAL INDUSTRIALS	74,047,344

INFORMATION TECHNOLOGY — 7.0%

Communications Equipment — 1.6%
183,900	Belden CDT Inc. (a)	3,944,655
51,400	CommScope Inc.*	961,180
57,800	NETGEAR Inc. (a)*	1,281,426

		6,187,261

Computers & Peripherals — 0.1%
39,700	Overland Storage Inc. (a)*	333,480

Electronic Equipment & Instruments — 1.8%
82,700	Bell Microproducts Inc. (a)*	837,751
51,000	Checkpoint Systems Inc.*	1,114,350
28,200	Landauer Inc.	1,452,300
51,500	Plexus Corp.*	879,620
55,900	Symbol Technologies Inc.	513,162
40,500	SYNNEX Corp. (a)*	671,895
21,800	Tech Data Corp.*	798,098
56,200	Technitrol Inc.	824,454

		7,091,630

IT Services — 0.8%
147,517	Forrester Research Inc.*	3,081,630

Semiconductors & Semiconductor Equipment — 2.3%
178,900	Brooks Automation Inc.*	2,540,380
175,000	Cohu Inc.	4,273,500
87,200	Entegris Inc.*	912,984
23,800	International Rectifier Corp.*	1,144,780

		8,871,644

Software — 0.4%
50,600	QAD Inc. (a)	417,450
55,100	Synopsys Inc.*	1,046,900

		1,464,350

	TOTAL INFORMATION TECHNOLOGY	27,029,995

MATERIALS — 11.0%

Chemicals — 3.5%
29,200	H.B. Fuller Co.	958,052
38,000	Lubrizol Corp.	1,571,300

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Chemicals — 3.5% (continued)
160,250	Lyondell Chemical Co.	$4,134,450
84,300	Methanex Corp.	1,281,360
92,700	PolyOne Corp.*	629,433
81,200	RPM International Inc.	1,538,740
83,300	Sensient Technologies Corp.	1,563,541
40,800	Spartech Corp.	781,320
34,000	Westlake Chemical Corp. (a)	935,000

		13,393,196

Construction Materials — 1.6%
71,800	Martin Marietta Materials Inc.	5,192,576
16,900	Texas Industries Inc.	1,010,789

		6,203,365

Containers & Packaging — 2.7%
60,400	Crown Holdings Inc.*	1,020,156
45,100	Greif Inc., Class A Shares (a)	2,654,135
606,000	Intertape Polymer Group Inc. (a)*	4,326,840
41,000	Pactiv Corp.*	795,810
100,200	Rock-Tenn Co., Class A Shares	1,527,048

		10,323,989

Metals & Mining — 2.5%
115,800	Agnico-Eagle Mines Ltd. (a)	1,514,664
16,900	Chaparral Steel Co.*	377,208
58,100	Commercial Metals Co.	1,738,933
49,100	Gibraltar Industries Inc. (a)	1,051,722
90,800	Goldcorp Inc.	1,639,848
203,500	IAMGOLD Corp. (a)	1,430,605
29,900	IPSCO Inc.	1,919,281

		9,672,261

Paper & Forest Products — 0.7%
27,000	Potlatch Corp.	1,458,000
35,700	Schweitzer-Mauduit International Inc.	821,814
38,900	Wausau Mosinee Paper Corp.	462,910

		2,742,724

	TOTAL MATERIALS	42,335,535

TELECOMMUNICATION SERVICES — 0.2%

Diversified Telecommunication Services — 0.2%
47,500	FairPoint Communications Inc. (a)	763,325

UTILITIES — 5.2%

Electric Utilities — 1.3%
67,200	Cleco Corp.	1,545,600
87,000	Duquesne Light Holdings Inc. (a)	1,579,050
43,700	El Paso Electric Co.*	915,952
32,600	Otter Tail Corp. (a)	978,000

		5,018,602

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Gas Utilities — 3.0%
52,300	Atmos Energy Corp.	$1,547,557
42,200	Energen Corp.	1,617,104
51,500	National Fuel Gas Co.	1,550,665
34,300	Peoples Energy Corp.	1,425,851
94,100	Southwest Gas Corp.	2,580,222
52,800	UGI Corp.	1,459,920
44,600	WGL Holdings Inc.	1,466,002

		11,647,321

Independent Power Producers & Energy Traders — 0.2%
13,000	Black Hills Corp. (a)	541,450

Multi-Utilities — 0.7%
40,600	PNM Resources Inc.	1,200,948
51,800	Vectren Corp.	1,450,400

		2,651,348

	TOTAL UTILITIES	19,858,721

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $291,856,339)	377,242,977

Face Amount
SHORT-TERM INVESTMENTS — 25.8%
COMMERCIAL PAPER — 0.2%
$ 690,000	Total Fina Elf Capital, 3.570% due 9/1/05 (Cost — $690,000)	690,000

REPURCHASE AGREEMENTS — 1.4%
4,985,000	Interest in $666,711,000 joint tri-party repurchase agreement dated 8/31/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 3.580% due 9/1/05, Proceeds at maturity — $4,985,496; (Fully collateralized by U.S. government agency obligations, 0.000% to 6.000% due 9/21/05 to 11/15/24; Market value — $5,084,723)	4,985,000
621,000	State Street Bank & Trust Co., dated 8/31/05, 3.250% due 9/1/05; Proceeds at maturity — $621,056; (Fully Collateralized by U.S. Treasury Bond, 9.250% due 2/15/16; Market value — $636,906)	621,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $5,606,000)	5,606,000

Shares
SECURITIES PURCHASED FROM SECURITIES LENDING COLLATERAL — 24.2%
93,010,255	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $93,010,255)	93,010,255

	TOTAL SHORT-TERM INVESTMENTS (Cost — $99,306,255)	99,306,255

	TOTAL INVESTMENTS — 123.8% (Cost — $391,162,594#)	476,549,232
	Liabilities in Excess of Other Assets — (23.8)%	(91,549,608)

	TOTAL NET ASSETS — 100.0%	$384,999,624

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $392,043,951.
(a)	All or a portion of this security is on loan (See Notes 1 and 3).

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
COMMON STOCKS — 96.7%
CONSUMER DISCRETIONARY — 11.0%

Distributors — 0.1%
11,100	MWI Veterinary Supply Inc.*	$238,650

Diversified Consumer Services — 1.6%
108,400	Laureate Education Inc. (c)*	4,536,540
294,700	Stewart Enterprises Inc., Class A Shares (c)	2,045,218

		6,581,758

Hotels, Restaurants & Leisure — 2.5%
122,200	Mikohn Gaming Corp. (c)*	1,405,300
55,100	PF Chang’s China Bistro Inc. (c)*	2,820,018
101,499	RARE Hospitality International Inc. (c)*	2,714,083
126,100	WMS Industries Inc. (c)*	3,651,856

		10,591,257

Household Durables — 0.3%
73,900	Tempur-Pedic International Inc. (c)*	1,187,573

Internet & Catalog Retail — 1.5%
63,500	Blue Nile Inc. (c)*	2,146,935
189,900	Nutri/System Inc. (c)*	4,160,709

		6,307,644

Leisure Equipment & Products — 0.9%
31,600	MarineMax Inc. (c)*	897,756
111,200	Nautilus Inc. (c)	2,861,176

		3,758,932

Media — 1.0%
288,800	Radio One Inc., Class D Shares (c)*	4,037,424

Specialty Retail — 2.5%
149,059	Bebe Stores Inc. (c)	3,505,868
70,300	Christopher & Banks Corp. (c)	1,129,721
15,700	Golf Galaxy Inc.*	309,290
61,000	Linens ‘n Things Inc. (c)*	1,439,600
174,500	Tweeter Home Entertainment Group Inc. (c)*	718,940
79,300	Williams-Sonoma Inc. (c)*	3,191,825

		10,295,244

Textiles, Apparel & Luxury Goods — 0.6%
59,600	Oxford Industries Inc. (c)	2,780,340

	TOTAL CONSUMER DISCRETIONARY	45,778,822

CONSUMER STAPLES — 0.9%

Food Products — 0.9%
1,651	Aurora Foods Inc. (a)(b)*	0
153,700	Delta & Pine Land Co. (c)	3,939,331

	TOTAL CONSUMER STAPLES	3,939,331

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
ENERGY — 14.4%

Energy Equipment & Services — 8.5%
233,800	Hanover Compressor Co. (c)*	$3,532,718
334,200	Key Energy Services Inc. (c)*	4,762,350
127,200	Maverick Tube Corp. (c)*	4,051,320
109,700	NS Group Inc. (c)*	4,565,714
98,000	Oil States International Inc.*	3,396,680
188,200	Patterson-UTI Energy Inc. (c)	6,402,564
135,200	Precision Drilling Corp. (c)*	6,374,680
103,600	Superior Energy Services Inc. (c)*	2,270,912

		35,356,938

Oil, Gas & Consumable Fuels — 5.9%
79,800	Arch Coal Inc. (c)	5,123,160
117,460	Chesapeake Energy Corp. (c)	3,712,911
1,455	Cross Timbers Royalty Trust (c)	66,304
14,400	Energy Partners Ltd.*	345,600
116,000	Forest Oil Corp.*	5,214,200
48,400	InterOil Corp. (c)*	1,151,920
55,700	James River Coal Co.*	2,761,049
141,199	Quicksilver Resources Inc. (c)*	6,128,037

		24,503,181

	TOTAL ENERGY	59,860,119

FINANCIALS — 6.6%

Capital Markets — 1.7%
106,129	Apollo Investment Corp.	2,040,861
98,700	Investors Financial Services Corp. (c)	3,466,344
37,600	National Financial Partners Corp.	1,650,640

		7,157,845

Commercial Banks — 3.1%
137,000	East-West Bancorp Inc.	4,649,780
119,000	Signature Bank (c)*	3,568,810
143,400	UCBH Holdings Inc. (c)	2,734,638
37,700	Wintrust Financial Corp. (c)	1,943,058

		12,896,286

Diversified Financial Services — 1.1%
96,300	Bankrate Inc. (c)*	2,286,162
119,800	Encore Capital Group Inc. (c)*	2,134,836

		4,420,998

Insurance — 0.5%
86,000	Universal American Financial Corp.*	1,973,700

Real Estate — 0.2%
30,900	Capital Trust Inc., Class A Shares (c)	1,016,919

	TOTAL FINANCIALS	27,465,748

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
HEALTH CARE — 23.8%

Biotechnology — 4.6%
50,500	Celgene Corp. (c)*	$2,535,100
37,589	Cephalon Inc. (c)*	1,523,106
105,100	Cubist Pharmaceuticals Inc. (c)*	1,899,157
81,900	CV Therapeutics Inc. (c)*	2,225,223
262,600	Human Genome Sciences Inc. (c)*	3,390,166
42,600	InterMune Inc.	682,878
82,000	Momenta Pharmaceuticals Inc. (c)*	2,078,700
275,100	Nektar Therapeutics (c)*	4,698,708
50	OSI Pharmaceuticals Inc.*	1,640

		19,034,678

Health Care Equipment & Supplies — 11.1%
100,200	Advanced Medical Optics Inc.	3,943,872
199,000	American Medical Systems Holdings Inc. (c)*	4,079,500
59,500	ArthroCare Corp. (c)*	2,164,015
47,400	Greatbatch Inc. (c)*	1,185,000
47,450	Intermagnetics General Corp. (c)*	1,386,015
46,000	IRIS International Inc.*	799,940
131,500	Kyphon Inc. (c)*	5,824,135
44,000	Orthofix International NV*	2,003,760
436,000	PerkinElmer Inc.	9,025,200
258,678	PolyMedica Corp. (c)	9,247,738
86,100	Varian Inc. (c)*	3,065,160
147,750	Wright Medical Group Inc. (c)*	3,571,117

		46,295,452

Health Care Providers & Services — 3.0%
116,200	Gentiva Health Services Inc. (c)*	2,200,828
111,100	HealthExtras Inc. (c)*	2,305,325
108,300	IDX Systems Corp. (c)*	3,433,110
123,200	Manor Care Inc.	4,862,704

		12,801,967

Pharmaceuticals — 5.1%
154,740	Andrx Corp. (c)*	2,805,436
107,150	First Horizon Pharmaceutical Corp. (c)*	2,214,791
199,400	Impax Laboratories Inc. (c)*	2,205,364
121,700	K-V Pharmaceutical Co., Class A Shares (c)*	2,076,202
89,100	Medicines Co. (c)*	1,970,892
84,300	Medicis Pharmaceutical Corp., Class A Shares (c)	2,867,043
270,400	MGI Pharma Inc. (c)*	7,289,984

		21,429,712

	TOTAL HEALTH CARE	99,561,809

INDUSTRIALS — 11.1%

Aerospace & Defense — 0.6%
135,600	Hexcel Corp. (c)*	2,637,420

Air Freight & Logistics — 0.8%
89,600	EGL Inc. (c)*	2,248,064
43,200	Pacer International Inc. (c)*	1,133,568

		3,381,632

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value

Commercial Services & Supplies — 4.4%
56,100	Corporate Executive Board Co.	$4,531,197
176,500	Labor Ready Inc. (c)*	4,010,080
184,000	Navigant Consulting Inc. (c)*	3,558,560
232,700	Sirva Inc. (c)*	2,347,943
106,650	Waste Connections Inc. (c)*	3,769,011

		18,216,791

Electrical Equipment — 0.7%
219,000	Artesyn Technologies Inc. (c)*	2,010,420
183,500	Power-One Inc. (c)*	888,140

		2,898,560

Machinery — 3.2%
81,900	A.S.V. Inc. (c)*	1,899,261
62,800	Actuant Corp., Class A Shares (c)*	2,662,720
112,200	JLG Industries Inc. (c)	3,679,038
8,950	Middleby Corp. (c)*	588,194
55,500	TurboChef Technologies Inc. (c)*	937,395
134,700	Wabtec Corp. (c)	3,502,200

		13,268,808

Road & Rail — 0.4%
99,100	J.B. Hunt Transport Services Inc. (c)	1,790,737

Trading Companies & Distributors — 1.0%
106,700	Interline Brands Inc.*	2,126,531
40,300	Watsco Inc. (c)	1,965,028

		4,091,559

Transportation Infrastructure — 0.0%
15,945	TIMCO Aviation Services Inc.*	3,428

	TOTAL INDUSTRIALS	46,288,935

INFORMATION TECHNOLOGY — 28.4%

Communications Equipment — 1.4%
30,900	NICE Systems Ltd., Sponsored ADR*	1,336,116
247,100	Powerwave Technologies Inc. (c)*	2,589,608
56,100	SafeNet Inc. (c)*	1,795,200

		5,720,924

Computers & Peripherals — 3.6%
293,300	Advanced Digital Information Corp.*	2,619,169
106,300	Emulex Corp. (c)*	2,290,765
79,900	Komag Inc. (c)*	2,665,464
121,400	M-Systems Flash Disk Pioneers Ltd. (c)*	3,206,174
61,100	Palm Inc. (c)*	2,088,398
70,900	UNOVA Inc. (c)*	2,056,809

		14,926,779

Electronic Equipment & Instruments — 1.0%
67,900	NovAtel Inc. (c)*	1,812,930
142,300	Xyratex Ltd. (c)*	2,298,145

		4,111,075

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments
Shares	Security	Value
Internet Software & Services — 5.7%
242,400	aQuantive Inc. (c)*	$4,377,744
300,800	CNET Networks Inc. (c)*	4,024,704
71,700	Digital River Inc. (c)*	2,723,166
493,100	Digitas Inc.	5,779,132
258,400	iVillage Inc. (c)*	1,658,928
151,800	Openwave Systems Inc. (c)*	2,612,478
625,600	SkillSoft PLC, ADR (c)*	2,408,560
12,600	ValueClick Inc.*	181,944

		23,766,656

IT Services — 2.0%
63,500	CheckFree Corp. (c)*	2,336,165
26,700	Global Payments Inc.	1,756,326
4,800	Keane Inc. (c)*	55,200
219,300	MPS Group Inc.*	2,425,458
219,200	Sapient Corp. (c)*	1,576,048

		8,149,197

Semiconductors & Semiconductor Equipment — 10.6%
228,300	Asyst Technologies Inc. (c)*	1,098,123
96,600	ATMI Inc. (c)*	2,978,178
48,800	Cymer Inc. (c)*	1,634,800
193,700	Exar Corp. (c)*	3,023,657
80,200	FEI Co. (c)*	1,678,586
80,000	FormFactor Inc.*	2,173,600
143,800	Genesis Microchip Inc.*	3,780,502
75,700	Marvell Technology Group Ltd. (c)*	3,572,283
174,300	Mattson Technology Inc. (c)*	1,655,850
83,800	Microchip Technology Inc. (c)	2,607,856
140,000	Microsemi Corp. (c)	3,372,600
123,700	Netlogic Microsystems Inc. (c)*	2,556,879
153,800	Semtech Corp. (c)*	2,514,630
221,400	Silicon Image Inc.*	2,287,062
177,100	Tessera Technologies Inc. (c)*	5,876,178
79,200	Varian Semiconductor Equipment Associates Inc. (c)*	3,588,552

		44,399,336

Software — 4.1%
264,500	Concur Technologies Inc. (c)*	3,134,325
110,100	Internet Security Systems Inc. (c)*	2,501,472
250,900	Micromuse Inc.*	1,673,503
50,600	MICROS Systems Inc.*	2,256,254
507,300	ScanSoft Inc. (c)*	2,500,989
150,300	Wind River Systems Inc. (c)*	1,974,942
172,700	Witness Systems Inc. (c)*	3,125,870

		17,167,355

	TOTAL INFORMATION TECHNOLOGY	118,241,322

MATERIALS — 0.5%
Chemicals — 0.5%
103,200	Rockwood Holdings Inc.*	2,002,080

	TOTAL COMMON STOCKS (Cost — $305,838,742)	403,138,166

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Face Amount	Security	Value
CONVERTIBLE NOTE — 0.0%

Transportation Infrastructure — 0.0%
$ 422	TIMCO Aviation Services Inc., Jr. Subordinated Notes, 8.000% due 1/2/07 (a)(b)* (Cost — $60)	$0

Rights
RIGHTS — 0.0%

Biotechnology — 0.0%
880	OSI Pharmaceuticals Inc.* (Cost — $123)	47

Warrants
WARRANTS — 0.0%

Transportation Infrastructure — 0.0%
5,615	TIMCO Aviation Services Inc., expires 12/31/07 (a)(b)* (Cost — $6)	5

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $305,838,931)	403,138,218

Face Amount
SHORT-TERM INVESTMENTS — 28.8%
REPURCHASE AGREEMENTS — 3.5%
$ 9,689,000	Interest in $638,841,000 joint tri-party repurchase agreement dated 8/31/05 with Deutche Bank Securities Inc., 3.580% due 9/1/05; Proceeds at maturity — $9,689,964; (Fully collateralized by various U.S. government agency obligations, 0.000% to 4.910% due 9/6/05 to 4/25/12; Market value — $9,882,787)	9,689,000
3,063,000	Interest in $666,711,000 joint tri-party repurchase agreement dated 8/31/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 3.580% due 9/1/05; Proceeds at maturity — $3,063,305; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.000% due 9/21/05 to 11/15/24; Market value — $3,124,275)	3,063,000
1,761,000	State Street Bank & Trust Co. dated 8/31/05, 3.250% due 9/1/05; Proceeds at maturity — $1,761,159; (Fully collateralized by U.S. Treasury Bond, 9.250% due 2/15/16; Market value — $1,803,375)	1,761,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $14,513,000)	14,513,000

Shares
SECURITIES PURCHASED FROM SECURITIES LENDING COLLATERAL — 25.3%
105,794,584	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $105,794,584)	105,794,584

	TOTAL SHORT-TERM INVESTMENTS (Cost — $120,307,584)	120,307,584

	TOTAL INVESTMENTS — 125.5% (Cost — $426,146,515#)	523,445,802
	Liabilities in Excess of Other Assets — (25.5)%	(106,334,957)

	TOTAL NET ASSETS — 100.0%	$417,110,845

*	Non-income producing security.
(a)	Illiquid security.
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(c)	All or a portion of this security is on loan (See Notes 1 and 3).
#	Aggregate cost for federal income tax purposes is $427,267,026.

Abbreviation used in this schedule:

ADR	—	American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
COMMON STOCKS — 94.8%

Australia — 1.8%
203,710	BHP Billiton Ltd., Sponsored ADR (a)	$6,378,160
1,187,000	John Fairfax Holdings Ltd. (a)(b)	3,896,040
1,341,000	Qantas Airways Ltd. (a)(b)	3,252,896
84,100	Rio Tinto Ltd. (a)(b)	3,210,052

		16,737,148

Brazil — 1.8%
26,365	Banco Itau Holding Financeira SA, ADR (a)	2,762,525
74,900	Brasil Telecom Participacoes SA, Sponsored ADR (a)	2,730,105
66,920	Gol-Linhas Aereas Inteligentes SA, ADR (a)	2,255,204
132,730	Petroleo Brasileiro SA, ADR (a)	8,303,589

		16,051,423

Canada — 3.5%
100,600	Barrick Gold Corp.	2,637,732
557,900	Bombardier Inc.	1,478,160
72,090	Canadian National Railway Co.	4,778,125
233,000	CGI Group Inc.*	1,659,946
40,350	Four Seasons Hotels, Inc. (a)	2,382,668
112,430	Gildan Activewear Inc. (a)*	3,747,292
48,420	Manulife Financial Corp.	2,466,515
49,580	Research In Motion Ltd. (a)*	3,881,618
89,740	Ritchie Brothers Auctioneers, Inc.	3,761,003
109,900	Talisman Energy Inc. (a)	5,356,805

		32,149,864

Cayman Islands — 0.1%
1,727,000	Global Bio-chem Technology Group Co., Ltd. (b)	807,384

Chile — 0.5%
64,080	Banco Santander Chile SA, ADR (a)	2,430,554
61,550	Lan Airlines SA, Sponsored ADR (a)	1,938,825

		4,369,379

China — 0.5%
6,558,000	China Telecom Corp., Ltd. (a)(b)	2,447,284
23,100	PetroChina Co., Ltd., ADR (a)	1,897,665

		4,344,949

Finland — 0.5%
132,700	Metso Corp. (b)	3,279,837
87,350	Nokia Oyj (b)	1,374,841

		4,654,678

France — 9.5%
97,518	Air France-KLM (a)(b)	1,597,833
244,600	Alcatel SA (a)(b)*	2,859,099
58,600	Assurances Generales de France (a)(b)	5,119,752
411,600	Axa (a)(b)	11,006,411
213,550	BNP Paribas SA, ADR (a)	7,767,881
87,400	Compagnie de Saint-Gobain (a)(b)	5,332,560
119,000	France Telecom SA (a)(b)	3,596,158

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

France — 9.5% (continued)
50,600	Lafarge SA (a)(b)	$4,704,591
200,059	Sanofi-Aventis, ADR	8,554,523
26,700	Societe BIC SA (a)(b)	1,577,926
49,600	Societe Generale (a)(b)	5,385,468
88,800	Technip SA (a)(b)	5,119,999
84,765	Technip SA, ADR (a)	4,904,503
112,500	Thomson (a)(b)	2,521,603
44,413	Total SA (a)(b)	11,697,537
137,500	Vivendi Universal SA, Sponsored ADR	4,338,125

		86,083,969

Germany — 8.8%
44,500	Allianz AG (a)(b)	5,777,501
64,207	BASF AG (b)	4,511,205
83,200	Bayer AG (b)	2,945,798
133,600	Bayerische Hypo-und Vereinsbank AG (b)*	3,803,291
206,700	Bayerische Motoren Werke AG (a)(b)	9,342,769
58,300	Continental AG (a)(b)	4,629,880
38,000	Deutsche Boerse AG (a)(b)	3,476,271
150,200	Deutsche Telekom AG (b)	2,859,379
57,300	E.ON AG (a)(b)	5,482,901
256,240	E.ON AG, Sponsored ADR (a)	8,174,056
67,100	Metro AG (a)(b)	3,407,260
156,500	MLP AG (a)(b)	3,017,094
55,728	Rhoen-Klinikum AG (a)(b)	2,171,445
161,120	SAP AG, Sponsored ADR (a)	6,874,990
70,000	Schering AG (b)	4,435,095
101,300	Siemens AG (b)	7,693,482
19,200	Siemens AG, Sponsored ADR (a)	1,468,800

		80,071,217

Greece — 0.7%
877,730	National Bank of Greece SA, ADR (a)	6,565,420

Hong Kong — 1.5%
275,000	Cheung Kong Holdings Ltd. (b)	2,993,405
2,858,000	Hang Lung Properties Ltd. (b)	4,458,380
1,678,000	Hung Hing Printing Group Ltd. (b)	1,081,570
388,460	Techtronic Industries Co., Ltd., Sponsored ADR (a)	4,898,131

		13,431,486

India — 1.2%
80,610	HDFC Bank Ltd., ADR (a)	3,860,413
61,550	Infosys Technologies Ltd., Sponsored ADR (a)	4,357,124
110,000	Satyam Computer Services Ltd., ADR	3,010,700

		11,228,237

Indonesia — 0.2%
4,230,000	PT Telekomunikasi Indonesia Tbk. (b)	2,083,093

Ireland — 3.2%
261,500	Allied Irish Banks PLC (b)	5,657,127
133,740	Allied Irish Banks PLC, Sponsored ADR (a)	5,811,003
195,700	CRH PLC (b)	5,338,409
77,400	Irish Life & Permanent PLC (b)	1,434,695

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

Ireland — 3.2% (continued)
236,360	Ryanair Holdings PLC, Sponsored ADR (a)*	$10,822,924

		29,064,158

Israel — 0.6%
176,300	Teva Pharmaceutical Industries Ltd., Sponsored ADR	5,719,172

Italy — 1.1%
165,295	Eni SpA (a)(b)	4,899,507
401,200	Mediaset SpA (a)(b)	4,960,417

		9,859,924

Japan — 18.3%
56,000	Ajinomoto Co. Inc. (b)	590,924
31,900	Aruze Corp. (b)	600,710
487,000	Asahi Glass Co., Ltd. (b)	5,008,351
96,100	Canon Inc. (b)	4,857,105
954	East Japan Railway Co. (b)	5,136,705
133,000	FamilyMart Co., Ltd. (a)(b)	4,119,811
225,500	Hitachi Construction Machinery Co., Ltd. (a)(b)	3,483,608
569,000	Kuraray Co., Ltd. (a)(b)	5,028,792
375	Millea Holdings Inc. (b)	5,520,067
260,000	Miraca Holdings Inc. (a)(b)	6,005,747
977,000	Mitsubishi Electric Corp. (b)	5,254,186
159	Mitsubishi Tokyo Financial Group Inc. (b)	1,633,847
620,560	Mitsubishi Tokyo Financial Group Inc., ADR (a)	6,422,796
111,840	Nidec Corp., ADR (a)	3,197,506
834,000	Nippon Express Co., Ltd. (b)	3,720,075
938,000	Nippon Shinpan Co., Ltd. (a)(b)	6,230,150
1,376,000	Nippon Steel Corp. (b)	4,030,071
1,193,000	Nipponkoa Insurance Co., Ltd. (b)	8,449,958
94,700	ORIX Corp., Sponsored ADR (a)	7,812,750
221,000	Secom Co., Ltd. (b)	10,154,154
55,000	Sega Sammy Holdings Inc. (b)	4,045,353
497,000	Sharp Corp. (b)	7,510,120
134,300	Sony Corp. (a)(b)	4,492,205
875,000	Sumitomo Chemical Co., Ltd. (b)	4,883,827
697,000	Sumitomo Trust & Banking Co., Ltd. (b)	4,856,796
85,300	Takeda Pharmaceutical Co., Ltd. (b)	4,614,378
107,200	Takefuji Corp. (b)	7,507,410
55,389	TDK Corp. (b)	4,127,980
177,000	THK Co., Ltd. (a)(b)	4,023,385
381,000	Tokyu Corp. (a)(b)	1,790,428
162,800	Toyota Motor Corp. (b)	6,654,050
104,880	Toyota Motor Corp., Sponsored ADR (a)	8,598,063
73,800	Yamada Denki Co., Ltd. (a)(b)	4,751,089
140,000	Yamaguchi Bank, Ltd. (b)	1,768,841

		166,881,238

Mexico — 1.2%
127,360	America Movil SA de CV, Series L Shares, ADR	2,801,920
67,900	Grupo Aeroportuario del Sureste SA de CV, ADR (a)	2,519,090
133,200	Telefonos de Mexico SA de CV, Series L Shares, Sponsored ADR (a)	2,557,440
60,730	Wal-Mart de Mexico SA de CV, Series V Shares, Sponsored ADR (a)	2,635,682

		10,514,132

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

Netherlands — 6.5%
226,900	Akzo Nobel NV (a)(b)	$9,339,181
39,600	DSM NV (b)	3,068,436
16,775	Heineken Holding NV (a)(b)	497,455
35,300	Heineken NV (a)(b)	1,142,236
287,080	ING Groep NV (a)(b)	8,386,610
438,200	Koninklijke Ahold NV (b)*	3,907,503
123,000	Koninklijke Ahold NV, Sponsored ADR (a)*	1,098,390
163,500	Koninklijke Philips Electronics NV (b)	4,304,754
32,100	Koninklijke Philips Electronics NV, New York Registered Shares	852,255
308,860	QIAGEN NV (a)*	3,897,813
396,600	Reed Elsevier NV (b)	5,554,548
229,600	Royal Dutch Shell PLC, Class A Shares (a)	7,486,898
186,615	TNT NV (b)	4,802,638
75,500	Unilever NV (a)(b)	5,218,831

		59,557,548

Norway — 1.4%
51,200	Norsk Hydro ASA (a)(b)	5,496,163
245,890	Statoil ASA, Sponsored ADR (a)	6,016,928
51,200	Yara International ASA (b)	858,642

		12,371,733

Panama — 0.6%
101,900	Carnival Corp.	5,027,746

Portugal — 0.4%
343,000	Portugal Telecom, SGPS, SA (b)	3,259,994

Singapore — 0.2%
127,800	Flextronics International Ltd.*	1,669,068

South Africa — 0.6%
157,070	Sasol Ltd., Sponsored ADR (a)	5,246,138

South Korea — 2.1%
29,000	Honam Petrochemical Corp. (b)	1,516,826
167,700	Kookmin Bank, Sponsored ADR (a)	8,499,036
63,800	KT Corp., Sponsored ADR (a)	1,298,330
101,220	LG. Philips LCD Co., Ltd., ADR (a)*	2,302,755
252,700	SK Telecom Co., Ltd., Sponsored ADR (a)	5,372,402

		18,989,349

Spain — 1.6%
120,326	ACS, Actividades de Construccion y Servicios, SA (b)	3,627,557
279,900	Endesa SA (a)(b)	6,345,281
137,900	Repsol YPF, SA (a)(b)	4,084,926
20,800	Repsol YPF, SA, Sponsored ADR (a)	614,848

		14,672,612

Sweden — 1.7%
160,800	Electrolux AB, Class B Shares (a)(b)	3,615,013
556,700	Nordea Bank AB (b)	5,389,566
126,200	Trelleborg AB, Class B Shares (b)	2,133,584
104,030	Volvo AB, Sponsored ADR (a)	4,482,653

		15,620,816

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

Switzerland — 6.3%
52,700	Ciba Specialty Chemicals AG, Registered Shares (b)	$3,221,305
272,200	Converium Holding AG (b)*	2,486,140
64,200	Credit Suisse Group (b)	2,794,509
4,600	Forbo Holding AG, Registered Shares (a)(b)*	982,208
74,300	Lonza Group AG, Registered Shares (a)(b)	4,247,313
45,400	Nestle SA (b)	12,765,902
96,787	Novartis AG (b)	4,708,006
115,800	Novartis AG, Sponsored ADR	5,645,250
118,840	Roche Holding AG, Sponsored ADR	8,177,951
91,460	UBS AG, Registered Shares (a)	7,508,866
29,000	Zurich Financial Services AG (b)*	5,146,525

		57,683,975

Taiwan — 0.5%
125,600	Chunghwa Telecom Co., Ltd., ADR (a)	2,417,800
314,789	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	2,590,713

		5,008,513

Thailand — 0.4%
1,292,200	Bangkok Bank Public Co., Ltd., NVDR	3,222,678

United Kingdom — 17.0%
1,640,200	Aegis Group PLC (b)	3,442,687
184,500	Amdocs Ltd.*	5,415,075
205,000	Anglo American PLC (b)	5,191,117
339,700	ARM Holdings PLC, Sponsored ADR (a)	2,143,507
101,400	AstraZeneca PLC, Sponsored ADR	4,676,568
419,700	Aviva PLC (b)	4,649,734
187,180	BG Group PLC, Sponsored ADR (a)	8,563,485
241,300	BOC Group PLC (b)	4,572,966
565,700	BP PLC (b)	6,442,299
114,680	Cadbury Schweppes PLC, Sponsored ADR (a)	4,573,438
535,000	Cattles PLC (b)	2,809,268
726,300	Centrica PLC (b)	3,281,899
1,014,000	Compass Group PLC (b)	4,555,611
556,678	Diageo PLC (b)	7,979,420
15,000	Diageo PLC, Sponsored ADR (a)	865,650
398,125	GlaxoSmithKline PLC (b)	9,661,359
246,200	HBOS PLC (b)	3,858,778
1,345,528	International Power PLC (b)	5,660,327
8,680,700	Invensys PLC (b)*	2,307,206
662,179	Kingfisher PLC (b)	3,012,102
513,200	Lloyds TSB Group PLC (b)	4,227,281
224,300	Man Group PLC (b)	6,673,120
615,600	Michael Page International PLC (b)	2,777,359
1,093,100	Misys PLC (b)	4,466,681
255,200	Pearson PLC (b)	3,085,737
196,000	Rio Tinto PLC (b)	6,974,611
1,974,401	Royal & Sun Alliance Insurance Group PLC (b)	3,313,375
176,300	Royal Bank of Scotland Group PLC (b)	5,150,387
57,900	Royal Dutch Shell PLC, Sponsored ADR, Class A Shares	3,761,184
1,132,100	Tesco PLC (b)	6,674,623
22,471	TI Automotive Ltd., Class A Shares (b)*	0

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

United Kingdom — 17.0% (continued)
4,243,000	Vodafone Group PLC (b)	$11,654,706
236,345	WPP Group PLC (b)	2,440,336

		154,861,896

United States — 0.5%
44,200	NTL Inc.*	2,823,496
80,300	Telewest Global Inc.*	1,782,660

		4,606,156

	TOTAL COMMON STOCKS (Cost — $706,516,393)	862,415,093

PREFERRED STOCKS (a) — 1.6%

Brazil — 0.3%
467,200	Companhia Paranaense de Energia-Copel, Sponsored ADR	2,672,384

Germany — 1.3%
96,300	Henkel KGaA (b)	9,120,677
60,310	Rhoen Klinikum AG (b)	2,323,755

		11,444,432

	TOTAL PREFERRED STOCKS (Cost — $12,708,397)	14,116,816

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $719,224,790)	876,531,909

Face Amount
SHORT-TERM INVESTMENTS — 29.6%
REPURCHASE AGREEMENT — 3.9%
$35,032,000	State Street Bank & Trust Co. dated 8/31/05, 3.250% due 9/1/05; Proceeds at maturity — $35,035,163; (Fully collateralized by U.S. Treasury Notes and Bonds, 3.500% to 12.000% due 2/15/10 to 11/15/15; Market value — $35,736,969) (Cost — $35,032,000)	35,032,000

Shares
SECURITIES PURCHASED FROM SECURITIES LENDING COLLATERAL — 25.7%
234,132,974	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $234,132,974)	234,132,974

	TOTAL SHORT-TERM INVESTMENTS (Cost — $269,164,974)	269,164,974

	TOTAL INVESTMENTS — 126.0% (Cost — $988,389,764#)	1,145,696,883
	Liabilities in Excess of Other Assets — (26.0)%	(236,071,588)

	TOTAL NET ASSETS — 100.0%	$909,625,295

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Notes 1 and 3).
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
#	Aggregate cost for federal income tax purposes is $992,771,373.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Summary of Investments by Sector*
Financials	22.8%
Consumer Discretionary	13.0
Industrials	12.4
Energy	9.9
Materials	9.2
Health Care	7.7
Consumer Staples	6.8
Information Technology	6.0
Telecommunication Services	4.9
Utilities	3.5
Repurchase Agreement	3.8

100.0%

*	As a percentage of total investments excluding securities purchased from securities lending collateral.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value
COMMON STOCKS — 90.9%

Argentina — 1.2%
128,100	Grupo Financiero Galicia SA, ADR*	$1,056,825
165,000	IRSA Inversionesy Representaciones, Sponsered GDR*	2,004,750

		3,061,575

Bermuda — 0.1%
98,000	Kingway Brewery Holdings Ltd. (a)	35,354
96,482	Nelson Resources Ltd.*	244,268
132,000	Skyworth Digital Holdings Ltd.	15,795

		295,417

Brazil — 8.8%
5,099	Aracruz Celulose SA, Sponsored ADR	186,980
15,986	Banco Bradesco SA, Sponsored ADR	680,684
42,600	Banco do Brasil SA	631,131
200	Banco Itau Holding Financeira SA, ADR	20,956
117,956,000	Brasil Telecom Participacoes SA	1,587,272
12,100	Companhia Brasileira de Distribuicao Grupo Pao de Acucar, Sponsored ADR	290,642
2,306	Companhia de Bebidas das Americas, ADR	59,149
8,800	Companhia de Concessoes Rodoviarias	210,004
34,700	Companhia Vale do Rio Doce	1,194,977
99,913	Companhia Vale do Rio Doce, Sponsored ADR	2,997,390
25,220	Contax Participacoes SA, ADR*	16,418
38,754	Diagnosticos da America SA*	465,706
21,500	EDP — Energias do Brasil SA*	225,499
68,900	Localiza Rent A Car SA*	473,962
29,500	Lojas Renner SA*	626,327
35,602	Petroleo Brasileiro SA, ADR	2,227,261
127,122	Petroleo Brasileiro SA, Sponsored ADR	6,990,439
167,317	Porto Seguro SA	1,548,837
25,800	Submarino SA*	281,554
29,002	Tele Norte Leste Participacoes SA	589,276
25,220	Tele Norte Leste Participacoes SA, Sponsored ADR	379,309
14,092	Tim Participacoes SA, ADR	225,472

		21,909,245

Cayman Islands — 0.3%
700	Baidu.com Inc., ADR*	56,751
375,000	China Mengniu Dairy Co., Ltd. (a)	294,905
304,000	Tencent Holdings Ltd. (a)	294,065
258,000	Xinao Gas Holdings Ltd. (a)	180,943

		826,664

China — 3.3%
282,000	Angang New Steel Co., Ltd. (a)	142,046
270,000	Anhui Expressway Co., Ltd. (a)	161,224
259,000	China Life Insurance Co., Ltd. (a)*	198,949
262,000	China Oilfield Services Ltd.	98,745
28,200	China Petroleum & Chemical Corp., ADR	1,263,078
1,990,000	China Petroleum & Chemical Corp., Class H Shares (a)	885,960
210,600	China Shenhua Energy Co., Ltd, Class H Shares (a)*	234,126
184,000	China Shipping Development Co., Ltd. (a)	145,373
956,000	China Telecom Corp., Ltd. (a)	356,756

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

China — 3.3% (continued)
392,700	Datang International Power Generation Co., Ltd. (a)	$294,094
242,000	Harbin Power Equipment Co., Ltd. (a)	149,260
128,000	Huaneng Power International, Inc., Class H Shares (a)	91,435
754,000	Jilin Chemical Industrial Co., Ltd. (a)*	206,771
298,000	Maanshan Iron & Steel Co., Ltd. (a)	99,216
1,653,500	PetroChina Co., Ltd.	1,340,322
293,500	Ping An Insurance Group Co. of China Ltd. (a)	503,002
92,521	Shenzhen Chiwan Wharf Holdings Ltd., Class B Shares (a)	153,848
93,000	Weichai Power Co., Ltd. (a)	229,735
251,600	Yanzhou Coal Mining Co., Ltd., Class H Shares (a)	185,956
1,970,900	Zhejiang Expressway Co., Ltd. (a)	1,336,587
57,800	ZTE Corp. (a)	161,565

		8,238,048

Egypt — 0.8%
2,753	Egyptian Co. for Mobile Services (a)	88,845
2	Medinet Nasr Housing (a)	16
21,918	Orascom Construction Industries (a)	671,366
8,574	Orascom Telecom Holding S.A.E. (a)	818,665
11,410	Orascom Telecom Holding S.A.E., GDR (b)	527,599

		2,106,491

Hong Kong — 2.3%
32,000	Beijing Enterprises Holdings Ltd. (a)	45,044
150,000	China Merchants Holdings International Co., Ltd. (a)	317,221
498,000	China Mobile (Hong Kong) Ltd. (a)	2,165,219
514,000	China National Aviation Co., Ltd. (a)	116,802
369,000	China Netcom Group Corp. (Hong Kong), Ltd. (a)	625,758
176,000	CITIC International Financial Holdings Ltd. (a)	76,938
35,000	Citic Pacific Ltd. (a)	98,115
1,512,000	CNOOC Ltd. (a)	1,087,604
98,000	iShares MSCI Hong Kong Index Fund	1,279,880

		5,812,581

Hungary — 1.3%
1,512	EGIS RT (a)	140,043
18,730	FHB Land Credit and Mortgage Bank Rt (a)	153,090
52,720	Magyar Telekom RT (a)	267,320
10,578	MOL Magyar Olaj-es Gazipari RT (a)	1,164,458
35,508	OTP Bank RT (a)	1,410,334

		3,135,245

India — 2.9%
35,148	ICICI Bank Ltd., Sponsored ADR	821,760
5,904	Infosys Technologies Ltd., Sponsored ADR	417,944
33,818	Ranbaxy Laboratories Ltd., Sponsored GDR	405,140
76,963	Reliance Industries Ltd., Sponsored GDR (b)	2,493,601
91,739	Satyam Computer Services Ltd., ADR	2,510,897
53,800	Tata Motors Ltd., Sponsored ADR	556,292

		7,205,634

Indonesia — 2.9%
887,675	PT Astra International Tbk. (a)	875,430
1,566,500	PT Bank Central Asia Tbk. (a)	521,346

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Indonesia — 2.9% (continued)
2,754,500	PT Bank Mandiri Persero Tbk. (a)	$367,680
1,971,500	PT Bank Rakyat Indonesia (a)	495,181
1,156,500	PT Indonesian Satellite Corp. Tbk. (a)	590,606
59,900	PT Indonesian Satellite Corp. Tbk., ADR	1,491,510
4,558,496	PT Telekomunikasi Indonesia Tbk. (a)(c)	2,244,863
29,600	PT Telekomunikasi Indonesia Tbk., Sponsored ADR	568,320

		7,154,936

Ireland — 0.3%
229,529	Dragon Oil PLC (a)*	739,926

Israel — 3.7%
522,000	Bank Hapoalim Ltd. (a)	1,933,791
562,500	Bank Leumi Le-Israel (a)	1,669,643
416,400	Bezeq Israeli Telecommunication Corp. Ltd. (a)*	529,422
394,600	Israel Discount Bank, Class A Shares (a)*	553,902
202,900	Makhteshim-Agan Industries Ltd. (a)	1,143,433
14,100	NICE Systems Ltd. (a)*	607,908
25,000	Orbotech Ltd.*	617,250
62,898	Teva Pharmaceutical Industries Ltd., Sponsored ADR	2,040,411

		9,095,760

Luxembourg — 0.2%
5,080	Tenaris SA, ADR	581,558

Malaysia — 2.2%
844,600	Commerce Asset-Holding Berhad (a)	1,242,696
396,300	Genting Berhad (a)	2,006,561
441,900	Resorts World Berhad (a)	1,205,891
397,900	Telekom Malaysia Berhad (a)	1,096,788

		5,551,936

Mexico — 6.4%
77,400	Alfa, SA de CV, Series A Shares	467,566
109,138	America Movil SA de CV, Series L Shares, ADR	2,401,036
67,200	Cemex SA de CV	318,857
49,154	Cemex SA de CV, Participation Certificate, Sponsored ADR	2,343,171
483,980	Corporacion GEO, SA de CV, Series B Shares*	1,340,559
1,087,000	Empresas ICA Sociedad Controladora SA de CV*	432,997
46,500	Fomento Economico Mexicano SA de CV	317,689
7,434	Fomento Economico Mexicano SA de CV, Sponsored ADR	509,378
128,087	Gruma SA de CV, Series B Shares	287,149
35,200	Grupo Aeroportuario del Sureste SA de CV, ADR	1,305,920
71,800	Grupo Aeroportuario del Sureste SA de CV, Series B Shares	264,725
115,061	Grupo Financiero Banorte SA de CV, Series O Shares	941,188
97,503	Grupo Financiero Inbursa SA de CV, Series O Shares	200,972
698,673	Grupo Mexico SA de CV, Series B Shares	1,223,920
14,202	Grupo Televisa SA, Sponsored ADR	891,886
65,348	Telefonos de Mexico SA de CV, Series L Shares, Sponsored ADR	1,254,681
60,300	Urbi, Desarrollos Urbanos, SA de CV*	379,851
22,764	Wal-Mart de Mexico SA de CV, Series V Shares, Sponsored ADR	987,958

		15,869,503

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Pakistan — 0.3%
126,200	National Bank Of Pakistan (a)	$251,949
57,500	Pakistan State Oil Co., Ltd. (a)	375,990

		627,939

Philippines — 0.1%
9,700	Philippine Long Distance Telephone Co., Sponsored ADR	275,577

Poland — 0.5%
8,092	Agora SA (a)	173,598
28,468	Polski Koncern Naftowy Orlen SA (a)	495,158
28,401	Powszechna Kasa Oszczednosci Bank Polski SA (a)	251,468
33,466	Telekomunikacja Polska SA (a)	231,766

		1,151,990

Russia — 6.4%
38,383	AFK Sistema, Registered Shares, Sponsored GDR (a)(b)	775,063
21,516	AO VimpelCom, Sponsored ADR*	887,105
10,366	Gazprom, Registered Shares, Sponsored ADR	511,044
458,200	JSC Scientific Production Corp. Irkut	302,412
19,200	JSC Severstal-Avto	316,416
117,649	LUKOIL, Sponsored ADR	5,729,506
30,262	Mechel Steel Group OAO, ADR	885,163
27,400	Mining and Metallurgical Co. Norilsk Nickel, ADR	1,981,020
24,727	Mobile TeleSystems, Sponsored ADR	914,899
8,975	NovaTek OAO, Sponsored GDR (b)*	187,841
663,834	RAO Unified Energy System (UES) (a)	219,146
647	Sberbank RF (a)	576,814
6,151	Surgutneftegaz, Preferred Shares, Sponsored ADR	452,099
16,170	Surgutneftegaz, Sponsored ADR	769,692
149,635	Tatneft	369,598
156,200	VolgaTelecom	629,486
1,880	Vsmpo-Avisma Corp.	289,520

		15,796,824

South Africa — 7.0%
19,545	ABSA Group Ltd. (a)	280,859
93,694	African Bank Investments Ltd. (a)	298,056
28,400	Anglo Platinum Ltd. (a)	1,377,272
26,551	Barloworld Ltd. (a)	422,895
24,180	Bidvest Group Ltd. (a)	330,647
75,900	Edgars Consolidated Stores Ltd. (a)	377,113
231,672	FirstRand Ltd. (a)	549,887
18,656	Impala Platinum Holdings Ltd. (a)	1,954,224
15,104	Imperial Holdings Ltd. (a)*	285,117
30,930	JD Group Ltd. (a)	357,153
5,752	Johnnic Holdings Ltd. (a)*	10,236
47,964	Kumba Resources Ltd. (a)	607,162
17,462	Massmart Holdings Ltd. (a)	130,300
138,176	Metropolitan Holdings Ltd. (a)	251,227
195,825	Mittal Steel South Africa Ltd. (a)	1,474,659
84,326	MTN Group Ltd. (a)	610,852
31,289	Naspers Ltd. (a)	508,570
16,088	Remgro Ltd. (a)	266,728

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

South Africa — 7.0% (continued)
27,408	Reunert Ltd. (a)	$179,861
207,169	Sanlam Ltd. (a)	430,368
109,205	Sasol Ltd. (a)	3,643,483
60,047	Shoprite Holdings Ltd. (a)	150,993
86,348	Standard Bank Group Ltd. (a)	937,442
128,226	Steinhoff International Holdings Ltd. (a)	330,748
27,742	Telkom South Africa Ltd. (a)	553,383
22,680	Tiger Brands Ltd. (a)	459,558
137,488	Truworths International Ltd. (a)	409,262
16,058	VenFin Ltd. (a)	81,190

		17,269,245

South Korea — 17.2%
4,200	Amorepacific Corp. (a)	1,133,254
6,900	Cheil Communications, Inc. (a)	1,240,238
3,417	CJ Home Shopping Co., Ltd. (a)	284,194
11,540	Daelim Industrial Co. (a)	683,731
30,330	Dongbu Insurance Co., Ltd. (a)	366,111
13,740	Hana Bank (a)	414,774
9,050	Hanjin Heavy Industries & Construction Co., Ltd. (a)	153,607
11,850	Hanjin Shipping Co. Ltd. (a)	269,641
22,690	Hankook Tire Co., Ltd. (a)	271,009
31,670	Hanwha Chemical Corp. (a)	373,175
20,720	Hanwha Corp. (a)	390,842
15,684	Hyundai Department Store Co., Ltd (a)	1,033,037
6,080	Hyundai Engineering & Construction Co., Ltd. (a)*	184,585
8,380	Hyundai Mipo Dockyard Co., Ltd. (a)	589,847
8,260	Hyundai Mobis (a)	592,263
36,975	Hyundai Motor Co. (a)	2,548,509
7,670	Kangwon Land Inc. (a)	120,860
87,122	Kookmin Bank (a)	4,375,080
52,130	Korea Electric Power Corp. (a)	1,637,160
11,020	Korea Investment Holdings Co., Ltd. (a)	242,376
8,840	Korea Kumho Petrochemical Co., Ltd. (a)	146,452
40	KT Corp. (a)	1,494
27,193	KT Corp., Sponsored ADR	553,378
16,610	KT&G Corp. (a)	734,853
39,491	LG Chem Ltd. (a)	1,617,095
6,260	LS Cable Ltd. (a)	152,815
1,960	NCSoft Corp. (a)*	136,186
720	Nong Shim Co. Ltd. (a)	189,358
14,190	Poongsan Corp. (a)	153,769
15,300	POSCO (a)	3,166,741
22,590	Samsung Electronics Co., Ltd. (a)	11,914,280
30	Samsung Electronics Co., Ltd., GDR (b)	7,867
900	Samsung Electronics Co., Ltd., Registered Shares, GDR (a)(b)	237,011
4,015	Samsung Fire & Marine Insurance Co., Ltd. (a)	385,525
22,200	Samsung SDI Co., Ltd. (a)	2,090,386
37,370	Shinhan Financial Group Co., Ltd. (a)	1,100,964
17,420	SK Corp. (a)	865,727
5,560	SK Telecom Co., Ltd. (a)	1,015,474
167,900	Ssangyong Motor Co. (a)*	1,188,000

		42,561,668

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Sri Lanka — 0.2%
3,177,800	Dialog Telekom Ltd*	$525,710

Taiwan — 15.6%
335,235	Acer, Inc. (a)	638,152
267,522	Advanced Semiconductor Engineering, Inc. (a)*	184,463
29,692	Asia Optical Co., Inc. (a)	181,586
286,402	Asustek Computer, Inc. (a)	697,741
614,596	AU Optronics Corp. (a)	913,503
1,415,691	Cathay Financial Holding Co., Ltd. (a)	2,654,415
6,100	Cathay Financial Holding Co., Ltd., GDR (b)	114,314
1	China Development Financial Holding Corp. (a)*	0
523,142	China Steel Corp. (a)	452,965
2,675,211	Chinatrust Financial Holding Co., Ltd. (a)	2,494,221
237,000	Chunghwa Telecom Co., Ltd. (a)	442,788
51,400	Chunghwa Telecom Co., Ltd., ADR	989,450
192,341	Compal Electronics, Inc. (a)	192,400
182,034	Delta Electronics, Inc. (a)	296,602
311,060	E.Sun Financial Holding Co., Ltd. (a)	220,937
362,521	EVA Airways Corp. (a)	147,008
291,900	Far Eastern Department Stores Co., Ltd. (a)	175,294
475,187	Far Eastern Textile Co., Ltd. (a)	307,836
147,000	Far EasTone Telecommunications Co., Ltd. (a)	185,328
533,400	First Financial Holding Co., Ltd. (a)	392,682
350,353	Formosa Chemicals & Fibre Corp. (a)	543,200
184,091	Formosa Plastics Corp. (a)	274,271
674,598	Hon Hai Precision Industry Co., Ltd. (a)	3,489,852
47,700	iShares MSCI Taiwan Index Fund	560,475
226,676	Lite-On Technology Corp. (a)	234,947
92,400	Media Tek, Inc. (a)	787,011
963,000	Mega Financial Holding Co., Ltd. (a)	638,795
109,000	Mitac International Corp. (a)	129,093
449,613	Nan Ya Plastics Corp. (a)	549,340
126,900	Nien Made Enterprises Co., Ltd. (a)	147,756
47,504	Novatek Microelectronics Corp. Ltd. (a)	201,407
691	Pacific Electric Wire & Cable Co., Ltd.*	0
343,628	Polaris Securities Co., Ltd. (a)	140,300
1,807,112	Powerchip Semiconductor Corp. (a)	1,113,053
647,874	Quanta Computer, Inc. (a)(b)	1,033,947
1,093,334	Siliconware Precision Industries Co. (a)	986,899
110,899	Siliconware Precision Industries Co., ADR	512,354
548,553	Taishin Financial Holdings Co., Ltd. (a)	352,372
433,315	Taiwan Cement Corp. (a)*	268,763
1,301,000	Taiwan Fertilizer Co., Ltd. (a)	1,544,698
639,100	Taiwan Glass Industrial Corp. (a)	517,190
136,600	Taiwan Mobile Co., Ltd. (a)	127,369
1,733,245	Taiwan Semiconductor Manufacturing Co., Ltd. (a)(c)	2,868,995
290,194	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	2,388,297
128,400	Tripod Technology Corp. (a)	254,465
1,479,477	Unimicron Technology Corp. (a)	949,865
1,196,901	United Microelectronics Corp. (a)	722,264
588,412	United Microelectronics Corp., ADR*	2,006,485
362,306	Wan Hai Lines Ltd. (a)	291,734
115,000	Wintek Corp. (a)	166,916

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Taiwan — 15.6% (continued)
1,966,000	Yageo Corp. (a)*	$622,932
409,700	Yageo Corp., Sponsored GDR (a)*	653,645
1,668,093	Yuanta Core Pacific Securities Co. (a)	963,259
476,520	Zyxel Communications Corp. (a)	941,165

		38,664,799

Thailand — 4.1%
180,850	Advanced Info Service Public Co., Ltd.	442,272
817,200	Bangkok Bank Public Co., Ltd. (a)	2,201,580
173,400	Bangkok Bank Public Co., Ltd., NVDR	432,450
2,847,600	Italian-Thai Development Public Co. Ltd.	625,846
469,000	Kasikornbank Public Co. Ltd., NVDR	692,712
1,628,800	Krung Thai Bank Public Co. Ltd.	386,495
895,300	Land & Houses Public Co. Ltd., NVDR	159,333
327,100	PTT Public Co., Ltd.	1,922,303
414,700	Seamico Securities Public Co., Ltd.	50,708
1,716,700	Shin Corp. Public Co., Ltd.	1,579,530
11,500	Siam Cement Public Co., Ltd. (a)	66,867
107,800	Siam Cement Public Co. Ltd., NVDR	595,119
251,200	Thai Oil Public Co., Ltd.	404,475
154,300	Thai Olefins Public Co., Ltd.	220,428
50,000	Total Access Communication Public Co., Ltd. (a)*	150,090
1,500,100	True Corp Public Co., Ltd.*	315,094

		10,245,302

Turkey — 2.4%
260,774	Akbank TAS (a)	1,546,752
367	Aktas Electric Ticaret AS*	0
4,805	Alarko Holding AS (a)*	166,530
6,672	Anadolu Efes Biracilik ve Malt Sanayii AS (a)	161,846
5,000	BIM Birlesik Magazalar AS*	128,587
37,523	Denizbank AS (a)*	172,942
26,234	Eczacibasi Ilac Sanayi ve Ticaret AS (a)	76,913
29,886	Eregli Demir ve Celik Fabrikalari TAS (a)	163,473
41,765	Finansbank AS (a)*	219,879
128,703	Koc Holding AS (a)	603,169
15,007	Migros Turk TAS (a)	129,113
13,559	Tupras-Turkiye Petrol Rafinerileri AS (a)	208,227
15,065	Turk Demir Dokum Fabrikalari AS (a)	87,373
14,700	Turk Ekonomi Bankasi AS (a)	143,643
40,499	Turk Sise ve Cam Fabrikalari AS (a)	140,734
36,036	Turkcell Iletisim Hizmet AS (a)	196,273
83,980	Turkiye Garanti Bankasi AS (a)*	238,127
255,791	Turkiye Is Bankasi, Class C Shares (a)	1,535,350

		5,918,931

United Kingdom — 0.3%
19,665	Anglo American PLC (a)	497,939
121,294	Old Mutual PLC (a)	309,588

		807,527

United States — 0.0%
1,200	Quanta Computer Inc., GDR (b)	9,480

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Venezuela — 0.1%
16,300	Compania Anonima Nacional Telefonos de Venezuela, ADR	$242,055

	TOTAL COMMON STOCKS (Cost — $159,213,990)	225,681,566

PREFERRED STOCKS — 4.5%

Brazil — 3.1%
7,500	All America Latina Logistica SA	254,459
11,183	Banco Bradesco SA	474,862
11,293	Banco Itau Holding Financeira SA (c)	2,364,097
3,739,475	Companhia de Bebidas das Americas	1,205,207
11,390	Companhia de Bebidas das Americas, ADR	365,619
10,800,000	Companhia Energetica de Minas Gerais	377,656
29,002	Contax Participacoes SA, Na, Na*	19,458
483,399	Itausa — Investimentos Itau SA	1,206,958
15,000	Perdigao SA	399,363
576	Telefonica Data Brasil Holding*	0
11,600	Telemar Norte Leste SA, Series A Shares	256,136
14,000	Ultrapar Participacoes SA	229,350
32,700	Usinas Siderurgicas de Minas Gerais SA, Class A Shares	678,438

		7,831,603

Russia — 0.4%
657	Transneft (a)*	926,059

South Korea — 1.0%
7,700	Hyundai Motor Co., Ltd. (a)	347,413
10,380	LG Electronics, Inc. (a)	375,992
4,710	Samsung Electronics Co., Ltd. (a)	1,695,643

		2,419,048

	TOTAL PREFERRED STOCKS (Cost — $5,486,727)	11,176,710

INVESTMENT COMPANY — 0.0%

South Africa — 0.0%
1,331	Lereko Mobility Proprietary Ltd. (a)* (Cost — $6,323)	7,490

Rights
RIGHTS — 0.0%

Turkey — 0.0%
128,703	KOC Holding AS* (Cost — $0)	0

Warrants
WARRANTS — 0.1%

Netherlands — 0.1%
8,490	ABN Amro Bank NV, expires 2/28/06* (Cost — $240,849)	218,065

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $164,947,889)	237,083,831

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Face Amount	Security	Value
SHORT-TERM INVESTMENT — 3.2%
REPURCHASE AGREEMENT — 3.2%
$ 7,955,000	State Street Bank & Trust Co. dated 8/31/05, 3.250% due 9/1/05; Proceeds at maturity — $7,955,718; (Fully collateralized by U.S. Treasury Notes, 2.500% due 10/31/06; Market value — $8,120,540) (Cost — $7,955,000)	$7,955,000

	TOTAL INVESTMENTS — 98.7% (Cost — $172,902,889#)	245,038,831
	Other Assets in Excess of Liabilities — 1.3%	3,111,571

	TOTAL NET ASSETS — 100.0%	$248,150,402

*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees unless otherwise noted.
(c)	All or a portion of this security is segregated as collateral for open futures contracts and foreign currency contracts.
#	Aggregate cost for federal income tax purposes is $176,759,635.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt

Summary of Investments by Sector*

Financials	19.2%
Information Technology	16.9
Energy	13.7
Materials	12.4
Telecommunication Services	11.5
Industrials	9.0
Consumer Discretionary	7.6
Consumer Staples	3.2
Health Care	1.3
Utilities	1.2
Exchange Traded Funds	0.8
Repurchase Agreement	3.2

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Government Money Investments

Face Amount	Security	Value
SHORT-TERM INVESTMENTS — 100.3%

U.S. Government Agencies — 100.3%
	Federal Home Loan Bank (FHLB):
	Bonds:
$ 4,750,000	3.473% due 9/16/05	$4,749,926
3,000,000	3.645% due 5/10/06	2,999,148
	Discount Notes:
3,000,000	3.300% due 9/14/05	2,996,425
3,000,000	3.360% due 9/30/05	2,991,880
3,000,000	3.470% due 10/7/05	2,989,590
3,000,000	3.500% due 10/26/05	2,983,958
3,000,000	3.580% due 11/2/05	2,981,503
	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
31,911,000	3.220% due 9/1/05	31,911,000
3,000,000	3.270% due 9/6/05	2,998,637
3,000,000	3.480% due 10/4/05	2,990,430
3,370,000	3.500% due 10/18/05	3,354,601
3,000,000	3.530% due 10/25/05	2,984,115
3,000,000	3.465% due 11/1/05	2,982,386
3,000,000	3.660% due 11/15/05	2,977,125
3,000,000	3.660% due 11/22/05	2,974,990
	Federal National Mortgage Association (FNMA):
	Discount Notes:
3,000,000	3.280% due 9/7/05	2,998,360
2,500,000	3.330% due 9/21/05	2,495,375
3,000,000	3.350% due 9/21/05	2,994,417
3,000,000	3.275% due 10/5/05	2,990,721
3,000,000	3.425% due 10/12/05	2,988,298
3,310,000	3.650% due 11/9/05	3,286,844
3,000,000	Notes, 3.220% due 9/6/05	2,999,970

	TOTAL INVESTMENTS — 100.3% (Cost — $96,619,699#)	96,619,699
	Liabilities in Excess of Other Assets — (0.3)%	(243,814)

	TOTAL NET ASSETS — 100.0%	$96,375,885

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value
CORPORATE BONDS & NOTES — 15.8%

Advertising — 0.0%
$ 40,000	B	Lamar Media Corp., Senior Subordinated Notes, 7.250% due 1/1/13	$42,300

Aerospace/Defense — 0.2%
80,000	A	Boeing Capital Corp., 6.500% due 2/15/12 (a)	89,081
295,000	BBB+	Lockheed Martin Corp., Bonds, 8.500% due 12/1/29	424,778
70,000	BBB+	Loral Corp., Debentures, 7.000% due 9/15/23	84,397
		Northrop Grumman Corp.:
180,000	BBB+	7.125% due 2/15/11	202,414
105,000	BBB+	Debentures, 7.750% due 2/15/31	141,793
280,000	BBB+	Notes, 4.079% due 11/16/06	279,504
		Raytheon Co., Notes:
12,000	BBB	6.750% due 8/15/07	12,510
33,000	BBB	6.150% due 11/1/08	34,652

			1,269,129

Airlines — 0.0%
50,000	AAA	Delta Air Lines Inc., Pass-Through Certificates, Series 2002-1, 6.417% due 7/2/12	52,024

Apparel — 0.0%
30,000	B	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	32,325

Auto Manufacturers — 0.8%
		DaimlerChrysler North America Holding Corp.:
640,000	BBB	4.050% due 6/4/08 (b)	629,874
		Medium-Term Notes, Series D:
1,400,000	BBB	4.270% due 9/26/05 (b)(c)	1,400,297
100,000	BBB	4.747% due 8/8/06 (c)	100,779
285,000	BBB	Notes, 4.875% due 6/15/10	282,823
1,710,000	BB+	Ford Motor Co., Notes, 7.450% due 7/16/31 (a)(b)	1,370,762
675,000	BB	General Motors Corp., Senior Debentures, 8.375% due 7/15/33 (a)	570,375
110,000	AAA	Toyota Motor Credit Corp., Notes, 2.875% due 8/1/08	106,160

			4,461,070

Auto Parts & Equipment — 0.0%
50,000	B-	Visteon Corp., Senior Notes, 8.250% due 8/1/10	48,750

Banks — 2.2%
		Bank of America Corp.:
		Senior Notes:
235,000	AA-	3.875% due 1/15/08	233,449
320,000	AA-	4.500% due 8/1/10	321,438
		Subordinated Notes:
850,000	A+	7.800% due 2/15/10	965,020
50,000	A+	7.400% due 1/15/11	56,877
275,000	A+	Bank of New York Co. Inc., Senior Notes, 3.750% due 2/15/08	271,936
90,000	A+	Bank One Corp., Notes, 2.625% due 6/30/08	86,207
500,000	AAA	Depfa ACS Bank, Senior Notes, Series DTC, 3.625% due 10/29/08	492,484
425,000	AA-	Deutsche Bank AG NY, 3.843% due 3/15/07 (c)	423,087
		HBOS Treasury Services PLC, Notes:
195,000	AA	3.600% due 8/15/07 (d)	192,743
415,000	AA	3.500% due 11/30/07 (d)	408,746

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Banks — 2.2% (continued)
$ 1,675,000	AA-	HSBC Bank USA, 3.870% due 6/7/07	$1,657,938
		HSBC Bank USA NA, Senior Notes:
250,000	AA-	3.875% due 9/15/09 (a)	245,971
600,000	AA-	Series BKNT, 3.509% due 9/21/07	601,129
370,000	A+	National City Bank, Cleveland, OH, Subordinated Notes, 3.375% due 10/15/07	365,923
40,000	AA	Rabobank Capital Funding Trust III, Subordinated Notes, 5.254% due 12/29/49 (d)	40,988
660,000	A	Royal Bank of Scotland Group PLC, Sponsored ADR, 9.118% due 3/31/49 (b)	778,880
225,000	BBB+	Sumitomo Mitsui Banking Corp., 5.625% due 10/15/15 (c)(d)	229,740
10,000	A-	Sumitomo Mitsui Banking Corp., New York, Subordinated Notes, 8.000% due 6/15/12	11,903
		SunTrust Banks Inc.:
265,000	A+	Deposit Notes, 4.415% due 6/15/09	264,179
		Senior Notes:
385,000	A+	3.625% due 10/15/07	379,995
145,000	A+	4.000% due 10/15/08	143,606
160,000	A+	U.S. Bancorp, Senior Medium-Term Notes, Series N, 3.950% due 8/23/07	159,384
800,000	AA-	U.S. Bank National Association, Senior Bank Notes, 4.400% due 8/15/08	803,558
775,000	AA-	Wachovia Bank North America, Senior Bank Notes, 4.375% due 8/15/08	778,330
		Wells Fargo & Co.:
		Senior Notes:
25,000	AA-	5.125% due 2/15/07	25,297
1,395,000	AA-	4.000% due 8/15/08	1,387,048
205,000	AA-	4.200% due 1/15/10	203,862
165,000	AA-	4.625% due 8/9/10	166,929
10,000	A+	Subordinated Notes, 5.000% due 11/15/14	10,267

			11,706,914

Beverages — 0.1%
215,000	A+	Anheuser-Busch Cos. Inc., Notes, 4.950% due 1/15/14	222,499
155,000	A-	Diageo Capital PLC, 3.375% due 3/20/08	151,956

			374,455

Chemicals — 0.0%
23,000	BB	IMC Global Inc., Series B, 10.875% due 6/1/08	26,163
9,000	BB-	Lyondell Chemical Co., Senior Secured Notes, Series A, 9.625% due 5/1/07	9,540
30,000	CCC+	Rhodia SA, Senior Notes, 10.250% due 6/1/10	32,625
20,000	BB-	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	21,800

			90,128

Coal — 0.0%
14,000	BB-	Peabody Energy Corp., Series B, 6.875% due 3/15/13	14,648

Commercial Services — 0.0%
30,000	B-	DI Finance/DynCorp International LLC, Senior Subordinated Notes, 9.500% due 2/15/13 (d)	29,775
50,000	BB	Service Corp. International, Senior Notes, 7.000% due 6/15/17 (d)	50,875

			80,650

Computers — 0.0%
110,000	BBB-	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	119,260
50,000	B-	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (d)	52,750

			172,010

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Diversified Financial Services — 4.5%
$ 200,000	BBB+	Aiful Corp., Notes, 5.000% due 8/10/10 (d)	$201,913
725,000	AA+	AIG SunAmerica Global Financing XII, Notes, 5.300% due 5/30/07 (d)	737,295
800,000	BBB	BAE Systems Holdings Inc., 4.050% due 8/15/08 (c)(d)	800,208
200,000	AA-	Banque Paribas NY, Subordinated Notes, 6.875% due 3/1/09	215,909
150,000	AA	Belvoir Land LLC, Series A-1, 5.270% due 12/15/47 (d)	151,214
		CIT Group Inc.:
15,000	A	6.500% due 2/7/06	15,151
70,000	A	Senior Notes, 7.750% due 4/2/12	81,889
10,000	BB-	Eircom Funding, 8.250% due 8/15/13	10,800
		Ford Motor Credit Co.:
100,000	BB+	Bonds, 7.375% due 2/1/11	98,714
		Notes:
835,000	BB+	6.625% due 6/16/08 (b)	833,881
1,500,000	BB+	7.375% due 10/28/09 (b)	1,494,996
30,000	BB+	7.875% due 6/15/10	30,189
685,000	BB+	Senior Notes, 7.250% due 10/25/11	670,578
		General Electric Capital Corp.:
		Medium-Term Notes, Series A:
105,000	AAA	3.450% due 7/16/07	103,495
3,425,000	AAA	3.450% due 1/15/08 (b)(c)	3,400,624
385,000	AAA	4.250% due 1/15/08 (b)	385,561
715,000	AAA	4.125% due 3/4/08	714,311
845,000	AAA	4.125% due 9/1/09	840,377
1,175,000	AAA	Notes, 3.500% due 8/15/07	1,160,606
		General Motors Acceptance Corp.:
100,000	BB	Bonds, 6.150% due 4/5/07	99,724
20,000	BB	Global Notes, 6.125% due 2/1/07	19,984
		Medium-Term Notes:
100,000	BB	4.870% due 10/20/05 (c)	100,089
10,000	BB	4.375% due 12/10/07	9,515
25,000	BB	4.602% due 9/23/08 (c)	23,650
		Notes:
2,000,000	BB	6.125% due 9/15/06	2,008,226
360,000	BB	6.125% due 1/22/08 (a)	354,156
2,090,000	BB	5.625% due 5/15/09 (b)	1,990,200
220,000	BB	7.750% due 1/19/10	220,034
135,000	A+	Goldman Sachs Group Inc., Notes, 4.750% due 7/15/13	134,393
		HSBC Finance Corp., Notes:
20,000	A	7.200% due 7/15/06	20,473
100,000	A	4.750% due 5/15/09	101,113
585,000	A	4.125% due 11/16/09 (b)	578,478
20,000	A	8.000% due 7/15/10	22,917
50,000	A	6.375% due 10/15/11	54,531
240,000	AA	Irwin Land LLC, 5.300% due 12/15/35 (d)	242,119
		JPMorgan Chase & Co.:
500,000	A+	Senior Notes, 5.250% due 5/30/07	508,989
575,000	A	Subordinated Notes, 5.125% due 9/15/14 (b)	590,016
310,000	A-	JPMorgan Chase Capital XIII, Bonds, Series M, 4.440% due 9/30/34 (a)(c)	308,953
		Lehman Brothers Holdings Inc.:
300,000	A	Medium-Term Notes, Series H, 4.500% due 7/26/10	300,407
		Notes:
350,000	A	4.000% due 1/22/08	348,077
155,000	A	7.000% due 2/1/08	164,343

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Diversified Financial Services — 4.5% (continued)
$ 310,000	AAA	MassMutual Global Funding II, 2.550% due 7/15/08 (d)	$295,364
50,000	A+	Merrill Lynch & Co. Inc., Medium-Term Notes, Series B, 2.940% due 1/30/06	49,792
		Morgan Stanley:
125,000	A+	5.800% due 4/1/07	127,923
205,000	A+	Bonds, 6.100% due 4/15/06	207,318
390,000	A+	Notes, 3.625% due 4/1/08 (b)	383,499
425,000	A+	Nationwide Building Society, Notes, 4.250% due 2/1/10 (d)	421,871
330,000	AA+	New York Life Global Funding, Notes, 3.875% due 1/15/09 (d)	326,809
250,000	AA-	Pricoa Global Funding I, Secured Notes, 4.350% due 6/15/08 (d)	249,900
205,000	AA	Principal Life Global Funding I, Notes, 3.625% due 4/30/08 (d)	201,366
20,000	AA	Rabobank Capital Funding II, 5.260% due 12/31/49 (c)(d)	20,512
90,000	A	SLM Corp., Notes, CPI-Indexed, 3.660% due 4/1/09 (c)	88,950
450,000	AAA	TIAA Global Markets Inc., Senior Notes, 3.875% due 1/22/08 (d)	445,718
700,000	A	USA Education Inc., 5.625% due 4/10/07	715,276
225,000	AAA	USAA Capital Corp., Medium-Term Notes, Series B, 4.000% due 12/10/07 (d)	223,940

			23,906,336

Electric — 1.2%
85,000	B+	AES Corp., Secured Notes, 8.750% due 5/15/13 (d)	93,925
30,000	BB+	Cleveland Electric Illuminating Co., Senior Notes, 5.650% due 12/15/13	31,467
		Dominion Resources Inc.:
80,000	BBB+	Notes, 4.750% due 12/15/10	80,406
135,000	BBB+	Remarketable Notes, Series E, 7.195% due 9/15/14	156,608
330,000	BBB+	Senior Notes, 5.700% due 9/17/12 (b)	347,701
175,000	BBB+	Series D, 5.125% due 12/15/09	178,932
		Duke Energy Corp.:
150,000	BBB	Notes, 6.250% due 1/15/12	162,709
310,000	BBB	Senior Notes, 5.625% due 11/30/12	326,960
100,000	BBB+	Exelon Corp., Bonds, 5.625% due 6/15/35	101,019
		FirstEnergy Corp.:
		Notes:
20,000	BB+	5.500% due 11/15/06	20,282
650,000	BB+	7.375% due 11/15/31 (b)	798,744
40,000	BB+	Senior Notes, Series B, 6.450% due 11/15/11	43,380
10,000	BB-	Flextronics International Ltd., 6.250% due 11/15/14	9,987
185,000	A	Florida Power & Light Co., 4.950% due 6/1/35	182,042
245,000	BBB	Florida Power Corp., First Mortgage, 5.900% due 3/1/33	269,400
5,000	A+	Hydro-Quebec, Global Debentures, Series JL, 6.300% due 5/11/11	5,496
40,000	BBB-	Midamerican Energy Holdings Co., Senior Notes, 5.875% due 10/1/12	42,447
110,000	A-	Niagara Mohawk Power Corp., Senior Notes, Series G, 7.750% due 10/1/08	120,438
10,000	B	NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13	10,825
330,000	BBB	Pacific Gas & Electric Co., 6.050% due 3/1/34 (b)	362,343
800,000	BBB	PSEG Power LLC, 7.750% due 4/15/11 (b)	918,080
125,000	A-	Public Service Electric & Gas Co., Medium-Term Notes, Series D, 5.250% due 7/1/35	126,426
40,000	B+	Reliant Energy Inc., Senior Secured Notes, 6.750% due 12/15/14	39,600
220,000	BBB+	Scottish Power PLC, 5.375% due 3/15/15	226,490
10,000	B	Sithe Independence Funding, Notes, 9.000% due 12/30/13	11,077
175,000	AA	SP PowerAssets Ltd., Notes, 3.800% due 10/22/08 (d)	172,438
210,000	BB+	SWEPCO Capital I, 5.250% due 10/1/43 (c)	210,351
		TXU Corp.:
540,000	BB+	Notes, Series R, 6.550% due 11/15/34 (a)	531,021
160,000	BB+	Senior Notes, Series Q, 6.500% due 11/15/24	157,538

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Electric — 1.2% (continued)
$ 130,000	BBB-	TXU Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15	$144,535
220,000	BBB	TXU Energy Co., LLC, Notes, 4.360% due 1/17/06 (c)	220,099
250,000	BBB+	Virginia Electric and Power Co., Medium-Term Notes, Series F, 5.730% due 11/25/08	259,945

			6,362,711

Entertainment — 0.0%
20,000	CCC+	AMC Entertainment Inc., Senior Subordinated Notes, 8.000% due 3/1/14	18,600
		Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
2,000	B+	6.375% due 7/15/09	2,040
10,000	B+	8.000% due 4/1/12	10,700
20,000	B+	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	22,050

			53,390

Environmental Control — 0.1%
		Waste Management Inc.:
185,000	BBB	6.375% due 11/15/12	202,151
40,000	BBB	7.375% due 5/15/29	48,437
100,000	BBB	7.750% due 5/15/32	128,672

			379,260

Food — 0.1%
165,000	BBB-	Albertsons Inc., Notes, 7.750% due 6/15/26	188,613
200,000	BBB+	Kraft Foods Inc., Notes, 5.625% due 11/1/11	211,926
30,000	A-	Nabisco Inc., Debentures, 7.550% due 6/15/15	36,465

			437,004

Forest Products & Paper — 0.2%
30,000	BB-	Abitibi-Consolidated Inc., Notes, 7.750% due 6/15/11 (a)	30,000
		Georgia-Pacific Corp.:
56,000	BB+	8.875% due 2/1/10	63,000
		Debentures:
1,000	BB+	9.500% due 12/1/11 (a)	1,190
4,000	BB+	7.700% due 6/15/15	4,550
1,000	BB+	Notes, 8.125% due 5/15/11	1,115
80,000	BBB	International Paper Co., Notes, 5.500% due 1/15/14	82,397
715,000	BBB	Weyerhaeuser Co., Notes, 6.750% due 3/15/12 (b)	788,183

			970,435

Health Care-Services — 0.4%
60,000	B	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15 (d)	61,275
		HCA Inc.:
		Debentures:
690,000	BB+	6.250% due 2/15/13 (b)	703,774
120,000	BB+	7.190% due 11/15/15	128,835
		Senior Notes:
30,000	BB+	7.875% due 2/1/11	33,052
50,000	BB+	5.750% due 3/15/14	49,663
6,000	BBB	Manor Care Inc., Senior Notes, 7.500% due 6/15/06	6,151
		Tenet Healthcare Corp., Senior Notes:
76,000	B	6.375% due 12/1/11	72,200
621,000	B	9.875% due 7/1/14 (b)	664,470
200,000	BBB+	WellPoint Health Networks Inc., Notes, 6.375% due 6/15/06	203,115
150,000	BBB+	WellPoint Inc., Notes, 5.950% due 12/15/34	164,761

			2,087,296

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Holding Companies-Diversified — 0.0%
$ 10,000	B+	Kansas City Southern Railway, 9.500% due 10/1/08	$10,925

Home Builders — 0.0%
10,000	BB	Beazer Homes USA Inc., 8.375% due 4/15/12	10,700
20,000	BBB	Lennar Corp., Senior Unsecured Notes, 5.600% due 5/31/15 (d)	20,234
8,000	BB-	Schuler Homes Inc., Senior Subordinated Notes, 10.500% due 7/15/11 (a)	8,750

			39,684

Household Products/Wares — 0.1%
20,000	B-	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12	20,750
500,000	A-	Clorox Co., Senior Notes, 3.525% due 12/14/07 (c)	501,171

			521,921

Insurance — 0.6%
300,000	AA	Allstate Financial Global Funding, Bonds, 6.150% due 2/1/06 (d)	302,409
100,000	AA+	ASIF Global Financing XIX, 4.900% due 1/17/13 (d)	101,945
		Berkshire Hathaway Finance Corp.:
190,000	AAA	4.125% due 1/15/10	188,450
300,000	AAA	4.750% due 5/15/12 (d)	303,324
500,000	AAA	Notes, 3.400% due 7/2/07	492,647
220,000	BBB	Liberty Mutual Group., 6.500% due 3/15/35 (a)(d)	218,424
400,000	AA	Met Life Global Funding I, Notes, 3.375% due 10/5/07 (d)	392,879
190,000	A	MetLife Inc., Senior Notes, 5.700% due 6/15/35	198,132
200,000	AA	Monumental Global Funding III, Secured Notes, Series A, 5.200% due 1/30/07 (d)	202,506
195,000	AA	Protective Life Secured Trust, Medium-Term Notes, 3.700% due 11/24/08	192,256
240,000	A-	Prudential Financial Inc., Senior Notes, 4.104% due 11/15/06	239,282
125,000	A	XL Capital Ltd., Senior Notes, 6.375% due 11/15/24	135,752

			2,968,006

Lodging — 0.1%
11,000	BBB-	Caesars Entertainment Inc., Senior Notes, 8.500% due 11/15/06	11,514
28,000	BB+	Harrah’s Operating Co. Inc., Senior Subordinated Notes, 7.875% due 12/15/05	28,280
10,000	BBB-	Hilton Hotels Corp., Notes, 7.625% due 5/15/08	10,750
2,000	B+	HMH Properties Inc., Senior Secured Notes, Series B, 7.875% due 8/1/08	2,038
40,000	B	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10 (a)	46,100
		Mandalay Resort Group:
20,000	BB	Debentures, 7.000% due 11/15/36	20,925
		Senior Notes:
10,000	BB	9.500% due 8/1/08	11,012
35,000	BB	8.500% due 9/15/10	38,587
		MGM MIRAGE Inc.:
		Senior Notes:
50,000	BB	6.750% due 9/1/12	51,500
50,000	BB	6.625% due 7/15/15 (d)	50,750
6,000	B+	Senior Subordinated Notes, 9.750% due 6/1/07	6,435
30,000	BB+	Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.375% due 5/1/07	31,237
		Station Casinos Inc.:
28,000	BB-	Senior Notes, 6.000% due 4/1/12	28,350
20,000	B+	Senior Subordinated Notes, 6.875% due 3/1/16 (d)	20,650

			358,128

Machinery-Construction & Mining — 0.0%
5,000	B	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	5,225

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Machinery-Diversified — 0.0%
$ 24,000	BB-	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	$25,680

Media — 1.2%
		Clear Channel Communications Inc.:
100,000	BBB-	Bonds, 4.900% due 5/15/15 (a)	93,941
650,000	BBB-	Notes, 5.500% due 9/15/14 (b)	641,274
10,000	BBB-	Senior Notes, 4.625% due 1/15/08	9,977
750,000	BBB+	Comcast Cable Communications Holdings Inc., 8.375% due 3/15/13	907,534
		Comcast Corp.:
260,000	BBB+	6.500% due 1/15/15	287,984
260,000	BBB+	Notes, 7.050% due 3/15/33	304,254
395,000	BBB+	Comcast MO of Delaware Inc., Senior Notes, 8.300% due 5/15/06	405,972
160,000	BBB-	COX Communications Inc., Notes, 3.875% due 10/1/08	156,724
		CSC Holdings Inc.:
4,000	BB-	Debentures, 7.875% due 2/15/18	3,970
10,000	BB-	Senior Debentures, 7.625% due 7/15/18	9,750
65,000	BB-	Senior Notes, Series B, 7.625% due 4/1/11	65,487
70,000	BB-	DirecTV Holdings/Finance, Senior Notes, 6.375% due 6/15/15 (d)	70,175
		EchoStar DBS Corp., Senior Notes:
6,000	BB-	6.754% due 10/1/08 (c)	6,158
50,000	BB-	6.625% due 10/1/14	49,812
12,000	B+	Entercom Radio LLC, 7.625% due 3/1/14	12,585
		Liberty Media Corp.:
110,000	BB+	7.875% due 7/15/09	117,688
110,000	BB+	5.700% due 5/15/13 (a)	102,346
196,000	BB+	Senior Notes, 4.910% due 9/17/06 (c)	197,607
		News America Inc.:
315,000	BBB-	7.625% due 11/30/28	379,453
185,000	BBB-	Bonds, 6.200% due 12/15/34	192,352
10,000	BB-	Reader’s Digest Association Inc., Senior Notes, 6.500% due 3/1/11 (a)	10,300
30,000	BB+	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.750% due 3/15/15	30,825
10,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	10,362
5,000	B	Sun Media Corp., 7.625% due 2/15/13	5,306
125,000	BBB+	Time Warner Cos. Inc., Debentures, 7.570% due 2/1/24	148,644
50,000	BBB+	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	65,112
		Time Warner Inc.:
275,000	BBB+	6.875% due 5/1/12	306,287
540,000	BBB+	7.700% due 5/1/32 (b)	667,670
50,000	BBB+	Debentures, 7.625% due 4/15/31	61,133
280,000	BBB+	Turner Broadcasting System Inc., Senior Notes, 8.375% due 7/1/13	337,851
		Viacom Inc.:
685,000	BBB+	6.400% due 1/30/06 (b)	690,844
75,000	BBB+	Senior Debentures, 7.875% due 7/30/30	92,544

			6,441,921

Mining — 0.0%
100,000	A	Corporacion Nacional del Cobre, Senior Notes, 4.750% due 10/15/14 (d)	99,871

Miscellaneous Manufacturing — 0.2%
150,000	AAA	General Electric Co., Notes, 5.000% due 2/1/13	154,268
		Tyco International Group SA:
220,000	BBB+	6.375% due 10/15/11 (b)	240,286
420,000	BBB+	6.000% due 11/15/13 (b)	454,806
26,000	BBB+	7.000% due 6/15/28	31,587
275,000	BBB+	Guaranteed Notes, 6.750% due 2/15/11	303,185

			1,184,132

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Oil & Gas — 1.1%
$ 510,000	BBB-	Amerada Hess Corp., Notes, 7.300% due 8/15/31 (b)	$620,215
115,000	BBB+	Anadarko Finance Co., Series B, 7.500% due 5/1/31	147,641
70,000	A-	Apache Corp., Notes, 6.250% due 4/15/12	77,781
370,000	A-	Apache Finance Canada Corp., 4.375% due 5/15/15 (a)	368,534
		Atlantic Richfield Co.:
755,000	AA+	Debentures, 9.125% due 3/1/11	924,730
40,000	AA+	Notes, 5.900% due 4/15/09	42,366
20,000	AA+	BP Capital Markets PLC, 2.750% due 12/29/06	19,633
		Chesapeake Energy Corp., Senior Notes:
40,000	BB-	6.375% due 6/15/15	41,000
30,000	BB-	6.250% due 1/15/18	29,887
380,000	AA	ChevronTexaco Capital Co., 3.500% due 9/17/07 (b)	376,031
		Conoco Funding Co.:
50,000	A-	5.450% due 10/15/06	50,695
80,000	A-	7.250% due 10/15/31	105,722
335,000	A-	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (b)	424,636
340,000	BBB	Devon Energy Corp., Debentures, 7.950% due 4/15/32 (b)	453,614
		EnCana Corp., Bonds:
190,000	A-	6.300% due 11/1/11	206,467
75,000	A-	6.500% due 8/15/34	87,695
240,000	BB-	Gazstream SA, Notes, 5.625% due 7/22/13 (d)	240,600
665,000	BB+	Kerr-McGee Corp., Secured, 7.875% due 9/15/31 (b)	806,454
		Morgan Stanley Bank AG for OAO Gazprom, Notes:
40,000	BB-	9.625% due 3/1/13	49,380
10,000	BB-	9.625% due 3/1/13 (d)	12,288
370,000	BBB	Pemex Project Funding Master Trust, 7.375% due 12/15/14 (b)	418,285
235,000	BBB	Petro-Canada, Notes, 5.950% due 5/15/35	247,378
10,000	A-	Petronas Capital Ltd., 7.875% due 5/22/22 (d)	12,689
30,000	B+	Petrozuata Finance Inc., 8.220% due 4/1/17 (d)	28,275
60,000	BB-	Pride International Inc., Senior Notes, 7.375% due 7/15/14 (a)	65,400
90,000	AAA	Seariver Maritime Financial Holdings, zero coupon bond to yield, 3.907% due 9/1/12	66,001
		Vintage Petroleum Inc.:
30,000	BB-	Senior Notes, 8.250% due 5/1/12	32,400
10,000	B	Senior Subordinated Notes, 7.875% due 5/15/11	10,500
40,000	BB+	Western Oil Sands Inc., Secured Notes, 8.375% due 5/1/12	46,300

			6,012,597

Oil & Gas Services — 0.1%
30,000	BB-	AmeriGas Partners LP, Senior Notes, 7.250% due 5/20/15 (d)	31,950
210,000	BBB	Devon Financing Corp. ULC, Guaranteed Debentures, 7.875% due 9/30/31	275,960
100,000	BBB	Halliburton Co., Debentures, 7.600% due 8/15/96	129,641
		Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes:
20,000	B	6.875% due 12/15/13	19,500
40,000	B	6.875% due 12/15/13 (d)	39,000
30,000	BBB-	XTO Energy Inc., Senior Notes, 6.250% due 4/15/13	32,732

			528,783

Packaging & Containers — 0.0%
10,000	CCC+	Graham Packaging Co. Inc., Subordinated Notes, 9.875% due 10/15/14	10,400
10,000	B-	Solo Cup Co., Senior Subordinated Notes, 8.500% due 2/15/14 (a)	9,775

			20,175

Pharmaceuticals — 0.0%
40,000	BB+	AmerisourceBergen Corp., Senior Notes, 8.125% due 9/1/08	44,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Pharmaceuticals — 0.0% (continued)
$ 40,000	BB+	Mylan Laboratories Inc., Senior Notes, 6.375% due 8/15/15 (d)	$40,250
49,000	BB+	Omnicare Inc., Series B, 8.125% due 3/15/11	51,572

			135,822

Pipelines — 0.3%
110,000	CCC+	Dynegy Holdings Inc., Senior Notes, 8.750% due 2/15/12 (a)	121,275
		El Paso Corp., Medium-Term Notes:
504,000	B-	7.800% due 8/1/31 (a)	509,040
195,000	B-	7.750% due 1/15/32 (a)	197,925
9,000	B	El Paso Natural Gas Co., Bonds, 8.375% due 6/15/32	10,832
18,000	B	Southern Natural Gas Co., Notes, 8.000% due 3/1/32	20,950
		Williams Cos. Inc.:
95,000	B+	Debentures, Series A, 7.500% due 1/15/31	103,788
385,000	B+	Notes, 8.750% due 3/15/32 (b)	469,700
30,000	B+	Senior Notes, 7.750% due 6/15/31 (a)	33,450

			1,466,960

Real Estate — 0.2%
105,000	BBB+	EOP Operating LP, Notes, 7.500% due 4/19/29	125,419
650,000	BBB+	ERP Operating LP, Notes, 6.625% due 3/15/12 (a)	718,588
		Forest City Enterprises Inc., Senior Notes:
10,000	BB-	7.625% due 6/1/15	10,725
19,000	BB-	6.500% due 2/1/17	19,190

			873,922

REITs — 0.2%
225,000	BBB+	AvalonBay Communities Inc., Medium-Term Notes, 5.000% due 8/1/07	227,634
485,000	BBB+	CPG Partners LP, Notes, 3.500% due 3/15/09	466,828
9,000	BBB-	Health Care REIT Inc., Notes, 8.000% due 9/12/12	10,466
		Host Marriott LP:
20,000	B+	Senior Notes, Series I, 9.500% due 1/15/07	21,100
2,000	B+	Series G, 9.250% due 10/1/07	2,150
10,000	BB-	La Quinta Properties Inc., Senior Notes, 7.000% due 8/15/12	10,425
325,000	BB+	Rouse Co., Notes, 5.375% due 11/26/13	316,141
		Ventas Realty LP/Ventas Capital Corp.:
10,000	BB	8.750% due 5/1/09	10,950
30,000	BB	9.000% due 5/1/12	34,650
		Senior Notes:
30,000	BB	6.750% due 6/1/10 (d)	30,900
20,000	BB	7.125% due 6/1/15 (d)	21,000

			1,152,244

Retail — 0.2%
80,000	BBB	Federated Department Stores Inc., Bonds, 6.790% due 7/15/27	90,002
20,000	BB+	JC Penney Co. Inc., Debentures, 7.400% due 4/1/37	22,329
110,000	BBB	May Department Stores Co., 7.875% due 3/1/30	139,990
300,000	A+	Target Corp., Notes, 5.400% due 10/1/08	310,283
68,000	B-	Toys “R” Us Inc., Senior Notes, 7.375% due 10/15/18 (a)	55,250
580,000	AA	Wal-Mart Stores Inc., Notes, 3.375% due 10/1/08 (b)	567,011

			1,184,865

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Telecommunications — 1.4%
$ 45,000	A	AT&T Wireless Services Inc., Senior Notes, 7.350% due 3/1/06	$45,720
		BellSouth Corp., Notes:
1,175,000	A	4.258% due 4/26/06 (c)(d)	1,175,108
70,000	A	4.750% due 11/15/12	70,667
295,000	A-	British Telecommunications PLC, Bonds, 8.375% due 12/15/10 (b)	346,768
96,000	B-	Cincinnati Bell Inc., 7.000% due 2/15/15	94,560
20,000	BB+	Citizens Communications Co., Notes, 9.250% due 5/15/11	22,250
		Deutsche Telekom International Finance BV:
140,000	A-	5.250% due 7/22/13	144,715
185,000	A-	Bonds, 8.750% due 6/15/30	250,731
30,000	A-	France Telecom SA, Notes, 8.500% due 3/1/31	42,070
40,000	B+	Intelsat Bermuda Ltd., Senior Notes, 8.625% due 1/15/15 (d)	41,700
55,000	A	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12	65,609
		Nextel Communications Inc.:
15,000	A-	Senior Notes, Series F, 5.950% due 3/15/14	15,606
60,000	A-	Senior Serial Redeemable Notes, Series D, 7.375% due 8/1/15	64,856
30,000	B	Qwest Capital Funding Inc., 7.750% due 2/15/31 (a)	26,250
20,000	B	Qwest Communications International Inc., 7.250% due 2/15/11	19,600
		Rogers Wireless Communications Inc.:
10,000	BB	Secured Notes, 6.375% due 3/1/14	10,225
40,000	BB	Senior Secured Notes, 7.500% due 3/15/15	43,950
		SBC Communications Inc.:
80,000	A	Bonds, 6.450% due 6/15/34	89,606
35,000	A	Global Notes, 6.150% due 9/15/34 (a)	37,777
		Notes:
800,000	A	4.389% due 6/5/06 (d)	799,978
180,000	A	5.100% due 9/15/14	183,492
		Sprint Capital Corp.:
760,000	A-	6.000% due 1/15/07 (b)	777,539
100,000	A-	6.125% due 11/15/08	105,019
295,000	A-	8.750% due 3/15/32	412,929
		Telecom Italia Capital SA:
30,000	BBB+	5.250% due 11/15/13	30,533
240,000	BBB+	4.950% due 9/30/14 (d)	238,745
250,000	BBB+	6.000% due 9/30/34 (d)	257,544
225,000	A	Telefonica Europe BV, 7.750% due 9/15/10	257,894
		Verizon Global Funding Corp., Notes:
55,000	A+	6.875% due 6/15/12	62,064
445,000	A+	7.375% due 9/1/12 (b)	516,279
165,000	A+	Verizon Maryland Inc., Debentures, Series B, 5.125% due 6/15/33	155,469
590,000	A+	Verizon New Jersey Inc., Debentures, Series A, 5.875% due 1/17/12	623,329
		Vodafone Group PLC:
390,000	A	Notes, 3.950% due 1/30/08 (a)	387,616
160,000	A	Senior Notes, 7.750% due 2/15/10	181,069

			7,597,267

Tobacco — 0.2%
		Altria Group Inc.:
300,000	BBB	Debentures, 7.750% due 1/15/27	362,044
235,000	BBB	Notes, 7.000% due 11/4/13	262,843
		R.J. Reynolds Tobacco Holdings Inc.:
85,000	BB+	7.250% due 6/1/12 (a)	87,975
10,000	BB+	Series B, 7.750% due 5/15/06	10,250

			723,112

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Transportation — 0.1%
$ 35,000	CCC+	Horizon Lines, LLC/Horizon Lines Holding Co., Senior Notes, 9.000% due 11/1/12	$38,106
20,000	BBB+	Norfolk Southern Corp., Senior Notes, 6.750% due 2/15/11	22,180
30,000	B+	OMI Corp., Senior Notes, 7.625% due 12/1/13	30,975
49,000	BB-	Teekay Shipping Corp., Senior Notes, 8.875% due 7/15/11 (a)	56,289
		Union Pacific Corp., Notes:
45,000	BBB	6.650% due 1/15/11	49,340
140,000	BBB	5.375% due 5/1/14	146,020

			342,910

Utilities — 0.0%
50,000	BBB-	Empresa Nacional de Electricidad SA, 8.350% due 8/1/13	58,481

		TOTAL CORPORATE BONDS & NOTES (Cost — $82,839,691)	84,293,466

ASSET-BACKED SECURITIES — 4.9%

Automobiles — 2.5%
734,711	AAA	AmeriCredit Automobile Receivables Trust, Series 2001-C, Class A4, 5.010% due 7/14/08 (b)	737,227
		Capital Auto Receivables Asset Trust:
322,612	AAA	Series 2002-3, Class A3, 3.580% due 10/16/06	322,523
1,825,000	AAA	Series 2004-2, Class A2, 3.350% due 2/15/08 (b)	1,806,881
1,900,000	AAA	DaimlerChrysler North America Holding Corp., Series 2004-C, Class A-4, 3.280% due 12/8/09 (b)	1,864,497
		Ford Credit Auto Owner Trust:
1,850,000	AAA	Series 2004-A, Class A3, 2.930% due 3/15/08 (b)	1,831,860
1,900,000	AAA	Series 2005-A, Class A3, 3.480% due 11/15/08 (b)	1,886,433
680,454	AAA	Honda Auto Receivables Owner Trust, Series 2002-2, Class A4, 4.490% due 9/17/07	680,940
99,763	AAA	M&I Auto Loan Trust, Series 2003-1, Class A3, 2.310% due 2/20/08	99,004
		Nissan Auto Receivables Owner Trust:
1,160,141	AAA	Series 2002-C, Class A4, 3.330% due 1/15/08	1,158,937
381,421	AAA	Series 2003-A, Class A3, 1.890% due 12/15/06	380,679
2,375,000	AAA	Series 2005-B, Class A3, 3.990% due 7/15/09 (b)	2,370,504

			13,139,485

Credit Card — 1.0%
800,000	AAA	American Express Credit Account Master Trust, Series 2000-5, Class A, 3.711% due 4/15/08 (b)(c)	800,509
1,500,000	AAA	Bank One Issuance Trust, Series 2003-A9, Class A9, 3.860% due 6/15/11	1,486,599
		MBNA Credit Card Master Note Trust:
1,775,000	AAA	Series 2003-A7, Class A7, 2.650% due 11/15/10 (b)	1,704,931
1,575,000	AAA	Series 2004-A4, Class A4, 2.700% due 9/15/09	1,540,582

			5,532,621

Home Equity — 1.4%
		ACE Securities Corp.:
27,426	AAA	Series 2004-OP1, Class A2A, 3.751% due 4/25/34 (c)	27,442
769,066	AAA	Series 2004-SD1, Class A1, 4.131% due 11/25/33 (b)(c)	771,775
1,500,000	AAA	Bear Stearns Asset Backed Securities Inc., Series 2004-FR3, Class 1A2, 4.161% due 9/25/34 (b)(c)	1,514,905
		Chase Funding Mortgage Loan Asset-Backed Certificates:
5,952	AAA	Series 2002-2, Class 2A1, 3.891% due 5/25/32 (c)	5,966
7,453	AAA	Series 2002-3, Class 2A1, 3.961% due 8/25/32 (c)	7,466
		Countrywide Asset-Backed Certificates:
7,720	AAA	Series 2001-BC3, Class A, 3.881% due 12/25/31 (c)	7,727
9,219	AAA	Series 2002-3, Class 1A1, 4.011% due 5/25/32 (c)	9,237
392,968	AAA	Series 2003-BC2, Class 2A1, 3.941% due 6/25/33 (b)(c)	393,981

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Home Equity — 1.4% (continued)
$ 876,694	AAA	Series 2004-S1, Class A1, 3.861% due 12/25/18 (b)(c)	$877,337
1,042,949	AAA	Series 2004-SD4, Class A1, 4.021% due 12/25/34 (c)(d)	1,044,905
400,000	AAA	Series 2005-4, Class AF3, 4.456% due 10/25/35 (b)(c)	398,979
		Countrywide Home Equity Loan Trust:
9,183	AAA	Series 2001-A, Class A, 3.811% due 4/15/27 (c)	9,193
15,527	AAA	Series 2002-C, Class A, 3.811% due 5/15/28 (c)	15,547
3,270	AAA	Delta Funding Home Equity Loan Trust, Series 1998-4, Class A1A, 4.171% due 2/15/31 (c)	3,273
		EMC Mortgage Loan Trust:
23,350	AAA	Series 2002-B, Class A1, 4.291% due 2/25/41 (c)(d)	23,350
115,257	AAA	Series 2003-A, Class A1, 4.191% due 8/25/40 (c)(d)	115,869
		Option One Mortgage Loan Trust:
10,532	AAA	Series 2002-6, Class A2, 4.041% due 11/25/32 (c)	10,580
29,493	AAA	Series 2003-1, Class A2, 4.061% due 2/25/33 (c)	29,598
100,000	AAA	Public Service New Hampshire Funding LLC, Series 2001-1, Class A3, 6.480% due 5/1/15	110,494
384,399	AAA	Renaissance Home Equity Loan Trust, Series 2003-4, Class A2, 3.841% due 3/25/34 (b)(c)	384,698
926,467	AAA	SLM Student Loan Trust, Series 2003-4, Class A2, 3.450% due 12/17/12 (c)	926,879
446,891	AAA	Structured Asset Investment Loan Trust, Series 2003-BC5, Class 2A, 3.981% due 6/25/33 (b)(c)	447,287
		Structured Asset Securities Corp.:
101,130	AAA	Series 2002-14A, Class 2A1, 6.150% due 7/25/32 (c)	101,400
523,736	AAA	Series 2003-AL1, Class A, 3.357% due 4/25/31 (d)	477,091

			7,714,979

		TOTAL ASSET-BACKED SECURITIES (Cost — $26,575,277)	26,387,085

MORTGAGE-BACKED SECURITIES — 41.3%
FHLMC — 3.7%
		Federal Home Loan Mortgage Corp. (FHLMC):
3,637		8.500% due 12/1/06	3,702
39,406		8.500% due 12/1/07	40,723
14,868		8.500% due 3/1/08	15,524
1,315		8.000% due 8/1/08	1,363
10,251		8.500% due 10/1/08	10,432
9,111		9.500% due 10/1/08 (b)	9,597
10,921		8.000% due 4/1/09	11,403
8,758		10.000% due 4/1/09	9,384
2,120		10.000% due 5/1/09	2,272
4,494		10.250% due 5/1/09	4,822
15,771		10.000% due 6/1/09	16,732
4,331		10.250% due 6/1/09	4,646
5,536		9.000% due 8/1/09	5,790
9,949		9.000% due 10/1/09	10,436
3,589		10.000% due 10/1/09	3,845
4,022		10.250% due 11/1/09	4,315
3,569		8.500% due 1/1/10	3,785
875		10.250% due 2/1/10	948
14,542		8.000% due 3/1/11	15,069
33,142		11.500% due 10/1/15	36,910
14,408		9.500% due 6/1/16	15,862
438		7.500% due 7/1/16	461
14,097		9.500% due 8/1/16	15,014
3,077		8.500% due 11/1/16	3,331

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Security	Value
FHLMC — 3.7% (continued)
$ 5,465	8.500% due 12/1/16	$5,892
11,315	8.000% due 1/1/17	12,083
27,986	8.500% due 1/1/17	30,298
8,798	8.500% due 2/1/17	9,509
9,722	8.000% due 4/1/17	10,383
12,512	8.000% due 5/1/17	13,360
26,496	8.500% due 5/1/17	28,742
135,916	8.000% due 6/1/17	145,178
19,172	8.500% due 6/1/17	20,756
195,755	8.500% due 7/1/17	212,185
306,308	6.500% due 8/15/17	306,236
600,000	5.000% due 12/15/17	612,755
15,230	19.341% due 2/15/24 (c)(j)	8,146
44,782	6.500% due 2/15/30	44,781
279,939	4.359% due 12/1/34 (c)	278,508
249,270	4.089% due 1/1/35 (c)	245,256
445,542	4.098% due 1/1/35 (b)(c)	438,590
79,176	5.000% due 3/1/35	78,673
2,889,738	5.093% due 4/1/35 (b)(c)	2,895,480
949,964	5.500% due 4/15/35	974,421
	Gold:
9,976	8.500% due 9/1/08	10,286
53,670	8.000% due 8/1/09	56,589
377	8.500% due 8/1/09	389
5,913	9.500% due 4/1/10	6,313
2,641	7.000% due 5/1/12	2,763
3,731	7.000% due 6/1/12	3,903
82,493	7.000% due 7/1/12	86,299
90,196	7.000% due 8/1/12	94,357
978	8.000% due 8/1/12	1,044
46,878	5.500% due 10/1/13	47,921
288,499	6.500% due 7/1/14	291,387
5,180	6.000% due 5/1/16	5,346
14,875	5.500% due 2/1/17	15,209
54,954	5.500% due 3/1/17	56,191
32,437	5.500% due 4/1/17	33,167
13,902	5.500% due 5/1/17	14,215
606,750	6.000% due 5/1/17	626,242
878,813	5.500% due 8/1/17 (b)	898,608
574,235	5.500% due 9/1/17	587,169
81,614	5.500% due 11/1/17	83,452
110,794	5.500% due 12/1/17	113,290
49,261	5.500% due 1/1/18	50,370
377,780	5.500% due 2/1/18	386,289
1,626,061	6.000% due 2/1/18	1,678,299
65,293	8.500% due 2/1/18	70,207
341,397	5.500% due 4/1/18	349,101
201,284	5.500% due 7/1/18	205,818
32,851	4.500% due 8/1/18	32,645
19,506	5.000% due 7/1/19	19,671
859,550	5.000% due 2/1/20	866,747
295,809	5.000% due 4/1/20	298,301
551,018	5.000% due 6/1/20	555,632

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Security	Value
FHLMC — 3.7% (continued)
$ 500,050	4.500% due 7/1/20	$496,493
197,121	5.000% due 7/1/20	198,782
693,146	4.500% due 8/1/20	688,351
49,041	5.000% due 8/1/20	49,452
1,900,000	5.000% due 9/1/20 (e)	1,914,250
26,169	6.000% due 2/1/32	26,846
816,458	6.000% due 2/1/33	836,822
711,067	6.000% due 12/1/33 (b)	729,047
343,498	6.000% due 4/1/34	351,807
115,737	6.000% due 5/1/34	118,536
300,000	5.000% due 6/1/35 (e)	297,937
40,000	5.000% due 12/1/99 (e)	40,050

		19,913,191

FNMA — 34.5%
	Federal National Mortgage Association (FNMA):
3,375,000	5.500% due 2/15/06 (a)	3,400,886
563	8.500% due 6/1/06	574
2,881	9.000% due 3/1/08	2,973
1,503,510	6.225% due 7/1/08 (b)	1,555,528
436,587	5.500% due 12/1/08	443,845
34,493	9.000% due 12/1/08	35,739
8,561	8.500% due 2/1/09	8,857
7,354	9.000% due 4/1/09	7,656
19,793	9.500% due 11/1/09	21,050
7,955	8.500% due 1/1/10	8,230
15,999	9.500% due 12/1/10	16,867
780,558	5.507% due 12/1/11	820,775
13,750	10.750% due 10/1/12	14,746
337,983	6.000% due 4/1/16	349,186
84,335	6.000% due 6/1/16	87,130
1,000,100	5.500% due 12/1/16	1,022,537
475,546	5.500% due 2/1/17	486,276
75,030	6.000% due 4/1/17	77,521
15,149	8.500% due 4/1/17	16,049
8,120	8.500% due 6/1/17	8,372
195,627	6.000% due 7/1/17	202,126
16,507	8.000% due 8/1/17	17,765
126,623	5.500% due 11/1/17	129,480
364,419	5.000% due 1/1/18	367,484
15,216	9.000% due 3/1/18	16,001
270,000	5.000% due 3/25/18	273,012
20,288	5.000% due 5/1/18	20,454
500,050	5.500% due 5/1/18	511,332
407,703	5.500% due 7/1/18	416,884
392,876	5.000% due 9/1/18	396,096
193,510	5.000% due 10/1/18	195,096
890,297	5.500% due 11/1/18	910,344
120,517	5.000% due 2/1/19	121,464
496,096	4.000% due 5/1/19	483,726
394,789	4.500% due 5/1/19	391,916
32,253	4.000% due 7/1/19	31,449

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Security	Value
FNMA — 34.5% (continued)
$ 70,194	4.500% due 7/1/19	$69,683
45,242	5.500% due 7/1/19	46,260
3,471,119	4.000% due 8/1/19 (b)	3,384,570
115,784	5.000% due 8/1/19	116,693
763,260	5.000% due 12/1/19	769,255
39,196	4.000% due 1/1/20	38,214
697,030	4.500% due 1/1/20	691,957
400,000	4.500% due 2/1/20	397,029
602,011	4.500% due 4/1/20	597,540
995,084	4.000% due 5/1/20 (b)	970,143
53,129	4.000% due 5/1/20	51,798
395,428	5.000% due 6/1/20	398,545
1,960,030	4.000% due 7/1/20 (b)	1,910,903
97,971	4.500% due 7/1/20	97,244
300,030	5.000% due 7/1/20	302,396
400,040	4.500% due 8/1/20	396,415
784,216	5.000% due 8/1/20	790,400
200,000	4.000% due 9/1/20 (e)(i)	194,812
800,000	4.500% due 9/1/20 (e)	793,500
1,600,000	5.000% due 9/1/20 (e)	1,611,501
900,000	5.500% due 9/1/20 (e)	919,406
5,088	10.000% due 1/1/21	5,717
5,616	9.500% due 11/1/21	5,977
307,165	6.500% due 11/1/23	317,772
183,119	7.000% due 9/1/26	192,956
107,810	5.500% due 10/18/27	109,713
81,483	6.418% due 1/1/30 (c)	83,117
56,126	6.565% due 3/1/30 (c)	57,451
169,296	4.091% due 10/25/30 (c)	170,232
1,646,382	5.500% due 10/25/30	1,672,310
1,254,743	5.500% due 11/25/30	1,280,354
32,736	6.000% due 1/1/32	33,572
333,904	6.500% due 3/1/32	345,910
36,975	6.000% due 5/1/32	37,895
340,074	3.988% due 5/18/32 (c)	342,128
7,724	7.000% due 6/1/32	8,104
481,234	6.500% due 7/1/32	498,538
227,421	6.500% due 8/1/32	235,598
32,482	6.000% due 9/1/32	33,290
275,297	7.000% due 12/1/32	288,835
1,365,331	6.500% due 1/1/33	1,415,305
1,314,274	6.000% due 2/1/33	1,346,951
446,746	7.000% due 2/1/33	468,709
36,696	6.000% due 3/1/33	37,608
272,302	5.500% due 4/1/33	275,439
71,741	6.500% due 6/1/33	74,260
183,836	6.500% due 7/1/33	190,289
111,188	4.500% due 8/1/33	108,114
89,286	6.000% due 10/1/33	91,504
677,630	6.500% due 11/1/33	701,416
2,601,382	5.500% due 2/1/34	2,631,357
207,412	6.500% due 3/1/34	214,425

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Security	Value
FNMA — 34.5% (continued)
$ 1,034,953	4.008% due 4/1/34 (c)	$1,021,339
21,288,538	5.500% due 4/1/34 (b)	21,533,835
329,094	6.500% due 4/1/34	340,222
779,518	6.500% due 5/1/34	807,460
525,264	6.500% due 6/1/34	543,025
558,261	6.500% due 7/25/34	584,803
3,242,365	6.000% due 8/1/34 (b)	3,322,926
310,882	6.500% due 8/1/34	321,394
16,775,985	5.500% due 9/1/34 (b)	16,959,664
102,563	6.000% due 9/1/34	105,032
162,852	6.500% due 9/1/34	168,359
625,081	6.500% due 10/1/34	646,216
23,691	5.000% due 11/1/34	23,569
654,908	4.221% due 12/1/34 (b)(c)	649,635
90,412	4.263% due 12/1/34 (c)	89,750
247,164	6.500% due 12/1/34	256,211
1,390,294	4.495% due 1/1/35 (b)(c)	1,387,177
255,160	4.500% due 1/1/35	247,716
600,000	6.000% due 1/1/35	614,449
742,168	4.500% due 2/1/35 (b)	720,517
760,000	5.500% due 2/25/35	778,237
981,529	4.500% due 3/1/35 (b)	952,895
368,827	4.500% due 3/1/35	358,067
4,299,749	4.500% due 4/1/35 (b)	4,174,315
10,000,992	6.000% due 4/1/35	10,249,480
60,423	6.000% due 5/1/35	61,878
395,998	5.000% due 7/1/35	393,603
1,600,000	0.990% due 8/1/35	1,588,250
200,000	4.500% due 8/1/35	194,165
2,000,200	5.000% due 8/1/35 (b)	1,988,103
1,702,828	5.000% due 8/1/35	1,692,530
500,000	4.500% due 9/1/35 (e)	485,156
25,600,000	5.000% due 9/1/35 (e)(i)	25,432,013
27,700,000	5.500% due 9/1/35 (e)(i)	27,985,707
5,600,000	6.000% due 9/1/35 (e)(i)	5,731,253
1,500,000	6.500% due 9/1/35 (e)(i)	1,550,157
8,300,000	5.500% due 10/1/35 (e)	8,375,215
323,639	6.167% due 4/1/40 (c)	330,345
940,000	Grantor Trust, 5.763% due 12/25/11 (b)	1,011,018

		184,368,222

GNMA — 3.1%
	Government National Mortgage Association (GNMA):
376,891	6.500% due 6/15/08	386,172
8,148	11.000% due 7/15/10	8,945
4,081	11.000% due 9/15/10	4,481
885,486	6.000% due 6/20/15	920,235
38,565	8.500% due 11/20/16	41,798
12,511	9.500% due 12/15/16	13,804
46,234	8.500% due 1/20/17	50,243
62,846	9.000% due 4/20/17	68,394
43,351	8.500% due 5/15/17	47,283
4,642	9.500% due 8/15/17	5,137

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount		Security	Value
GNMA — 3.1% (continued)
$ 14,606		9.500% due 8/15/19	$16,242
16,480		9.000% due 11/20/21	18,062
332,792		4.123% due 12/16/25 (c)	335,627
271,319		4.375% due 2/20/26 (c)	275,624
142,200		4.125% due 10/20/27 (c)	144,421
5,318		8.000% due 3/20/30	5,686
6,294		8.500% due 4/15/30	6,857
9,124		8.500% due 5/15/30	9,941
240,625		4.375% due 5/20/30 (c)	244,676
1,878		8.500% due 6/15/30	2,046
3,035		8.500% due 7/15/30	3,307
29,688		9.000% due 7/15/30	32,889
29,470		8.500% due 8/15/30	32,109
4,937		9.000% due 8/15/30	5,469
10,048		9.000% due 9/15/30	11,131
42,805		8.500% due 11/15/30	46,636
248,931		3.973% due 3/16/32 (c)	250,430
105,687		5.500% due 12/15/32	107,892
34,631		5.500% due 8/15/33	35,345
49,473		4.500% due 9/15/33	48,535
1,114,345		3.750% due 5/20/34 (c)	1,097,446
96,259		5.500% due 9/15/34	98,217
8,500,000		5.000% due 9/1/35 (e)(i)	8,529,223
3,500,000		5.500% due 10/1/35 (e)	3,561,250

			16,465,553

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $220,244,883)	220,746,966

	Rating‡
COLLATERALIZED MORTGAGE OBLIGATIONS — 13.7%
		Banc of America Commercial Mortgage Inc.:
1,010,000	Aaa (f)	Series 2001-1, Class A2, 6.503% due 4/15/36	1,100,922
1,060,000	AAA	Series 2005-1, Class A4, 5.034% due 11/10/42 (c)	1,090,055
1,000,000	AAA	Series 2005-3, Class A3A, 4.621% due 7/10/43	999,069
		Banc of America Funding Corp.:
18,218	AAA	Series 2003-1, Class A1, 6.000% due 5/20/33	18,274
867,184	AAA	Series 2005-B, Class 2A1, 5.146% due 4/20/35 (b)(c)	867,531
504,582	Aaa (f)	Bank of America Alternative Loan Trust, Series 2004-6, Class 4A1, 5.000% due 7/25/19	506,770
325,560	AAA	Bayview Financial Acquisition Trust, Series 2003-F, Class A, 4.169% due 9/28/43 (c)	326,730
		Bear Stearns Adjustable Rate Mortgage Trust:
163,259	AAA	Series 2002-11, Class 1A1, 5.631% due 2/25/33 (c)	164,588
306,001	AAA	Series 2002-9, Class 4A, 6.078% due 10/25/32 (c)	309,114
		Bear Stearns Alt-A Trust:
1,323,515	AAA	Series 2005-2, Class 2A4, 4.816% due 4/25/35 (b)(c)	1,325,748
739,865	AAA	Series 2005-4, Class 23A2, 5.438% due 5/25/35 (b)(c)	746,706
		Bear Stearns Commercial Mortgage Securities Inc.:
1,025,000	AAA	Series 2004-PWR6, Class A6, 4.825% due 11/11/41	1,039,922
1,030,000	Aaa (f)	Series 2005-PWR7, Class A2, 4.945% due 2/11/41	1,050,890
342,801	Aaa (f)	Capco America Securitization Corp., Series 1998-D7, Class A1A, 5.860% due 10/15/30	347,240
		Chase Commercial Mortgage Securities Corp.:
2,000,000	AA	Series 1997-1, Class D, 7.370% due 6/19/29 (b)	2,092,836
900,000	AAA	Series 2000-3, Class A2, 7.319% due 10/15/32	1,004,055

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 13.7% (continued)
		Commercial Mortgage Acceptance Corp.:
$ 100,000	AAA	Series 1997-ML1, Class A3, 6.570% due 12/15/30	$103,797
1,096,190	AAA	Series 1998-C2, Class A2, 6.030% due 9/15/30	1,131,305
920,000	AAA	Commercial Mortgage Asset Trust, Series 1999-C2, Class A2, 7.546% due 11/17/32 (c)	1,015,103
		Countrywide Home Loans:
1,378,883	AAA	Series 2005-11, Class 3A3, 4.376% due 4/25/35 (b)(c)	1,390,302
1,272,878	AAA	Series 2005-11, Class 6A1, 3.941% due 3/25/35 (b)(c)	1,271,940
1,310,342	AAA	Series 2005-R1, Class 1AF1, 4.001% due 3/25/35 (c)(d)	1,310,751
31,412	AAA	CS First Boston Mortgage Securities Corp., Series 2001-33, Class 4A1, 6.500% due 4/25/16	31,336
158,291	Aaa (f)	Deutsche Mortgage and Asset Receiving Corp., Series 1998-C1, Class A2, 6.538% due 6/15/31	164,946
1,324,422	AAA	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 3.990% due 11/19/44 (b)(c)	1,323,926
3,615,888	AAA	Federal Home Loan Mortgage Corp. (FHLMC) Structured Pass Through Securities, Series T-61, Class 1A1, 4.033% due 7/25/44 (c)	3,659,940
		Federal National Mortgage Association (FNMA):
909,341	AAA	Series 2005-57, Class EG, PAC, 3.941% due 3/25/35 (c)	910,220
1,098,030	AAA	Series 2005-57, Class PA, PAC, 5.500% due 5/25/27	1,117,879
794,398	AAA	Series 2005-58, Class EP, PAC, 5.500% due 7/25/35	813,075
925,000	AAA	First Union National Bank Commercial Mortgage, Series 2001-C3, Class A3, 6.423% due 8/15/33	1,010,361
788,428	AAA	First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class A2, 6.560% due 11/18/35	825,538
		FNMA Grantor Trust:
493,206	AAA	Series 2000-Tb, Class A-3, 4.853% due 1/25/28 (c)	502,221
256,003	AAA	Series 2002-Tb, Class A-1, 3.310% due 2/25/32	243,163
		GMAC Commercial Mortgage Securities Inc.:
175,423	Aaa (f)	Series 1998-C1, Class A2, 6.700% due 5/15/30	184,027
882,024	Aaa (f)	Series 1999-C3, Class A2, 7.179% due 8/15/36	954,848
975,000	AA+	Series 2000-C2, Class B, 7.594% due 8/16/33	1,100,724
		GS Mortgage Securities Corp. II:
1,281,611	AAA	Series 1998-C1, Class A3, 6.135% due 10/18/30	1,336,323
300,000	AAA	Series 2001-ROCK, Class A2, 6.624% due 5/3/18 (d)	335,602
1,225,000	AAA	Series 2005-GG4, Class A4, 4.761% due 7/10/39	1,235,418
1,025,000	AAA	Homebanc Mortgage Trust, Series 2005-04, Class A1, 3.939% due 10/25/35 (c)	1,025,000
54,639	AAA	Impac CMB Trust, Series 2003-1, Class 1A1, 4.041% due 2/25/33 (c)	54,741
710,714	AAA	Impac Secured Assets Corp., Series 2004-3, Class 1A1, 3.841% due 11/25/34 (b)(c)	711,231
1,234,938	AAA	Indymac Index Mortgage Loan Trust, Series 2004-AR15, Class 1A1, 5.131% due 2/25/35 (b)	1,243,429
635,000	AAA	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-C1, Class A2, 4.985% due 1/12/37	651,945
445,680	Aaa (f)	LB Commercial Conduit Mortgage Trust, Series 1999-C2, Class A1, 7.105% due 10/15/32	457,018
		LB-UBS Commercial Mortgage Trust:
732,919	AAA	Series 2000-C5, Class A1, 6.410% due 12/15/19	759,971
1,150,000	AAA	Series 2004-C6, Class A2, 4.187% due 8/15/29	1,139,654
310,000	AAA	Series 2005-C3, Class A5, 4.739% due 7/15/30	312,772
400,000	AAA	Series 2005-C3, Class AAB, 4.664% due 7/15/30 (b)	401,711
1,600,000	AAA	Master Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, 3.787% due 11/21/34 (b)(c)	1,556,440
511,373	AAA	Merrill Lynch Mortgage Investors Inc., Series 2005-A2, Class A2, 4.502% due 2/25/35 (b)(c)	511,373
		MLCC Mortgage Investors Inc.:
288,759	Aaa (f)	Series 2005-1, Class 2A1, 4.973% due 4/25/35 (c)	289,391
885,528	Aaa (f)	Series 2005-1, Class 2A2, 4.973% due 4/25/35 (b)(c)	890,786
1,100,000	AAA	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989% due 8/13/42	1,129,359
73,228	AAA	Nationslink Funding Corp., Series 1999-LTL1, Class A2, 6.867% due 1/22/26	78,471
200,000	AAA	Nomura Asset Securities Corp., Series 1996-MD5, Class A1B, 7.120% due 4/13/39	203,216
12,609	Aaa (f)	Ocwen Residential MBS Corp., Series 1998-R1, Class A1, step bond to yield 7.000% due 10/25/40 (d)	12,642

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 13.7% (continued)
		Residential Asset Mortgage Products Inc.:
$ 48,803	AAA	Series 2003-RS4, Class AIIB, 3.971% due 5/25/33 (c)	$48,962
483,441	AAA	Series 2004-SL4, Class A5, 7.500% due 7/25/32 (b)	505,800
489,763	AAA	Residential Asset Securities Corp., Series 2003-KS1, Class A1, 4.051% due 1/25/33 (b)(c)	491,800
		Small Business Administration:
1,243,161	Aaa (f)	Series 1999-P10B, Class 1, 7.540% due 8/10/09 (b)	1,343,896
1,396,219	Aaa (f)	Series 2000-P10A, Class 1, 8.017% due 2/10/10 (b)	1,522,290
1,312,951	Aaa (f)	Series 2005-P10A, Class 1, 4.638% due 2/10/15	1,328,569
		Small Business Administration Participation Certificates:
823,386	Aaa (f)	7.700% due 7/1/16 (b)	877,086
1,514,586	Aaa (f)	Series 1993-20K, Class 1, 6.150% due 11/1/13 (b)	1,565,011
519,439	Aaa (f)	Series 1995-20J, Class 1, 6.850% due 10/1/15	543,548
1,061,838	Aaa (f)	Series 1995-20K, Class 1, 6.650% due 11/1/15 (b)	1,108,991
2,870,231	Aaa (f)	Series 1999-20L, Class 1, 7.190% due 12/1/19 (b)	3,119,579
2,367,134	Aaa (f)	Series 2000-20A, Class 1, 7.590% due 1/1/20 (b)	2,601,306
2,166,970	Aaa (f)	Series 2002-20K, Class 1, 5.080% due 11/1/22 (b)	2,230,946
		Structured Adjustable Rate Mortgage Loan Trust:
1,703,861	AAA	Series 2004-6, Class 4A1, 4.858% due 6/25/34 (c)	1,681,847
1,325,000	AAA	Series 2005-19XS, Class 1A1, 3.990% due 10/25/35 (c)	1,325,000
		Washington Mutual Inc.:
43,478	AAA	Series 2002-AR2, Class 1A1, 6.360% due 7/25/32 (c)	43,402
2,334,151	AAA	Series 2003-R1, Class A1, 3.911% due 12/25/27 (b)(c)	2,333,205
141,231	AAA	Series 2004-AR11, Class A, 4.609% due 10/25/34 (c)	140,366
1,252,167	AAA	Series 2004-AR12, Class A2A, 3.890% due 10/25/44 (b)(c)	1,256,708
1,000,000	AAA	Series 2005-AR4, Class A5, 4.681% due 4/25/35 (b)(c)	1,000,200
1,719,360	AAA	Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1, 4.531% due 6/25/34 (c)	1,701,719

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $72,097,581)	73,162,576

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 28.8%

U.S. Government Agencies — 5.9%
240,000		Federal Agricultural Mortgage Corp. (FAMC), 4.250% due 7/29/08	241,517
400,000		Federal Farm Credit Bank (FFCB), 4.875% due 4/4/12 (b)	415,594
		Federal Home Loan Bank System (FHLB):
120,000		4.875% due 11/15/06	121,243
70,000		3.500% due 11/15/07	69,167
580,000		4.125% due 4/18/08 (a)	581,591
30,000		3.625% due 11/14/08	29,632
		Federal Home Loan Mortgage Corp. (FHLMC):
3,500,000		5.250% due 1/15/06 (a)	3,518,886
1,410,000		2.000% due 2/28/06	1,397,294
1,120,000		4.250% due 2/28/07 (b)	1,124,710
200,000		4.500% due 7/15/13	202,959
780,000		5.000% due 7/15/14 (b)	819,229
850,000		6.750% due 3/15/31 (b)	1,119,030
400,000		6.250% due 7/15/32 (b)	500,008
		Federal National Mortgage Association (FNMA):
725,000		1.750% due 6/16/06	712,922
2,000,000		4.000% due 10/16/06 (a)	2,000,294
60,000		2.710% due 1/30/07	58,969
1,500,000		4.250% due 9/15/07 (a)	1,506,762
3,260,000		4.000% due 1/26/09 (b)	3,241,255

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Security	Value

U.S. Government Agencies — 5.9% (continued)
$ 230,000	3.125% due 3/16/09	$222,622
655,000	7.125% due 6/15/10	739,738
1,890,000	4.750% due 2/21/13 (b)	1,891,007
130,000	step bond to yield 6.259% due 4/26/19	128,926
7,971,366	5.500% due 11/1/34 (b)	8,058,644
642,848	5.500% due 2/1/35 (b)	649,886
699,202	4.500% due 3/1/35	678,804
1,210,000	Tennessee Valley Authority, 5.880% due 4/1/36 (b)	1,450,034

		31,480,723

U.S. Government Obligations — 22.9%
	U.S. Treasury Bonds:
1,355,000	10.375% due 11/15/12 (a)	1,539,249
1,800,000	9.125% due 5/15/18 (b)	2,671,454
1,700,000	9.000% due 11/15/18 (b)	2,520,848
335,000	8.500% due 2/15/20 (a)	487,713
3,595,000	8.750% due 8/15/20 (a)	5,369,330
1,755,000	8.000% due 11/15/21 (a)	2,511,775
70,000	7.250% due 8/15/22 (a)	94,691
400,000	7.125% due 2/15/23	537,328
3,450,000	6.250% due 8/15/23 (a)(b)	4,276,116
1,000,000	6.875% due 8/15/25 (b)	1,339,219
665,000	6.000% due 2/15/26 (a)	815,716
665,000	6.750% due 8/15/26 (a)	886,347
1,500,000	6.625% due 2/15/27 (b)	1,981,115
4,475,000	6.125% due 11/15/27 (a)	5,623,468
800,000	5.500% due 8/15/28 (b)	937,626
1,850,000	6.250% due 5/15/30 (a)	2,397,557
970,000	5.375% due 2/15/31 (a)	1,137,553
	Inflation Indexed:
2,117,960	1.875% due 7/15/13 (b)	2,165,036
4,942,466	2.375% due 1/15/25 (a)	5,360,455
47,325	3.875% due 4/15/29 (a)	65,835
	U.S. Treasury Notes:
410,000	1.625% due 2/28/06 (a)	405,980
550,000	2.750% due 6/30/06 (a)	545,575
470,000	2.625% due 11/15/06 (a)	463,648
4,540,000	3.125% due 1/31/07 (a)	4,497,796
160,000	2.250% due 2/15/07 (a)	156,525
4,515,000	3.375% due 2/28/07 (a)	4,486,786
6,010,000	3.750% due 3/31/07 (a)	6,003,900
4,350,000	3.625% due 4/30/07 (a)	4,336,750
120,000	3.125% due 5/15/07 (a)	118,655
4,175,000	4.000% due 8/31/07	4,189,517
3,470,000	3.375% due 2/15/08 (a)	3,433,135
180,000	3.750% due 5/15/08 (a)	179,613
360,000	4.125% due 8/15/08 (a)	363,010
210,000	2.625% due 3/15/09 (a)	201,600
40,000	3.875% due 5/15/09 (a)	40,045
40,000	4.000% due 6/15/09 (a)	40,230
6,080,000	3.625% due 7/15/09 (a)	6,032,029
3,885,000	3.500% due 8/15/09 (a)	3,835,831
1,000,000	3.375% due 10/15/09	982,110

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount		Security	Value

U.S. Government Obligations — 22.9% (continued)
$ 4,340,000		3.500% due 12/15/09 (a)	$4,280,499
930,000		3.625% due 1/15/10 (a)	921,427
5,720,000		3.500% due 2/15/10 (a)	5,638,450
3,635,000		4.000% due 4/15/10 (a)	3,656,159
785,000		3.625% due 6/15/10 (a)	776,783
1,080,000		3.875% due 7/15/10 (a)	1,080,380
620,000		4.125% due 8/15/10 (a)	627,412
180,000		4.875% due 2/15/12 (a)	189,661
2,720,000		3.875% due 2/15/13 (a)	2,708,209
2,200,000		4.250% due 8/15/14 (b)	2,237,728
2,900,000		4.250% due 11/15/14 (b)	2,948,711
3,685,000		4.250% due 8/15/15 (a)	3,755,822
		Inflation Indexed:
6,326,246		2.000% due 1/15/14 (a)	6,523,448
155,987		2.000% due 7/15/14 (a)	161,038
1,864,038		1.625% due 1/15/15 (a)(b)	1,862,364
19,999		1.875% due 7/15/15 (a)	20,422
1,500,000		U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 4.590% due 5/15/30 (b)	524,340
		U.S. Treasury STRIPS:
230,000		Zero coupon bond to yield 5.477% due 8/15/26 (a)	92,581
100,000		Zero coupon bond to yield 5.047% due 11/15/26 (a)	39,818
2,440,000		U.S. Treasury Strips, zero coupon bond to yield 4.840% due 11/15/27 (a)	936,352

			122,012,770

		TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost — $151,300,753)	153,493,493

	Rating‡
MUNICIPAL BONDS — 0.6%

Illinois — 0.0%
210,000	AA	Illinois State GO, 5.100% due 6/1/33	216,491

Oregon — 0.1%
600,000	AAA	Oregon School Boards Association GO, Series A, FGIC-Insured, zero coupon bond to yield 4.170% due 6/30/09	508,740

Texas — 0.2%
700,000	AAA	DeSoto, TX, ISD, GO, Building, PSF-GTD-Insured, 5.000% due 8/15/30 (b)	733,397
345,000	AA	Texas State PFA Revenue, Unemployment Compensation, Series B, 3.125% due 6/15/07	338,994

			1,072,391

Virginia — 0.3%
1,300,000	BBB	Tobacco Settlement Financing Corp., Asset Backed, 5.625% due 6/1/37 (b)	1,355,809

		TOTAL MUNICIPAL BONDS (Cost — $3,043,710)	3,153,431

SOVEREIGN BONDS† — 2.9%

Brazil — 0.7%
		Federative Republic of Brazil:
510,000	BB-	14.500% due 10/15/09 (a)	656,115
30,000	BB-	12.000% due 4/15/10 (a)	36,195

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Brazil — 0.7% (continued)
$ 100,000	BB-	8.875% due 4/15/24	$103,750
290,000	BB-	10.125% due 5/15/27 (a)	336,980
200,000	BB-	12.250% due 3/6/30 (b)	265,000
1,600,000	BB-	11.000% due 8/17/40 (a)	1,907,200
24,000	BB-	Collective Action Securities, 8.000% due 1/15/18	24,816
222,353	BB-	DCB, Series L,, 4.313% due 4/15/12 (c)	214,293

			3,544,349

Bulgaria — 0.1%
		Republic of Bulgaria:
180,000	BBB-	8.250% due 1/15/15	224,212
121,000	BBB-	8.250% due 1/15/15 (d)	150,721

			374,933

Canada — 0.0%
170,000	AA	Ontario Province of Canada, 3.500% due 9/17/07 (a)	168,066

China — 0.2%
1,000,000	AA-	Hong Kong Government International Bond, 5.125% due 8/1/14 (d)	1,033,745

Colombia — 0.1%
		Republic of Colombia:
165,000	BB	10.500% due 7/9/10 (a)	196,433
220,000	BB	11.750% due 2/25/20 (a)	294,250

			490,683

Italy — 0.0%
55,000	AA-	Republic of Italy, Series DTC, 4.375% due 10/25/06	55,221

Japan — 0.2%
800,000	AA-	Japan Financial Corp. for Municipal Enterprises, 4.625% due 4/21/15	817,620

Mexico — 0.6%
		United Mexican States:
695,000	BBB	8.125% due 12/30/19	859,020
550,000	BBB	11.500% due 5/15/26 (b)	893,750
		Medium-Term Notes:
190,000	BBB	8.300% due 8/15/31	241,347
		Series A:
250,000	BBB	8.000% due 9/24/22	308,750
930,000	BBB	7.500% due 4/8/33 (b)	1,094,145

			3,397,012

Panama — 0.1%
		Republic of Panama:
130,000	BB	9.625% due 2/8/11	155,838
175,000	BB	10.750% due 5/15/20 (a)	241,062
20,000	BB	9.375% due 1/16/23	25,000

			421,900

Peru — 0.1%
		Republic of Peru:
290,000	BB	8.750% due 11/21/33	343,650
170,000	BB	PDI, 5.000% due 3/7/17	166,388

			510,038

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount		Rating‡	Security	Value

Russia — 0.7%
$ 3,030,000		BBB-	Russian Federation, step bond to yield 7.788% due 3/31/30	$3,463,669

South Korea — 0.0%
20,000		A	Export-Import Bank of Korea, Notes, 5.250% due 2/10/14 (d)	20,607

United Kingdom — 0.1%
300,000	GBP	Aaa(f)	United Kingdom Treasury, 4.750% due 6/7/10	556,121

			TOTAL SOVEREIGN BONDS (Cost — $13,346,233)	14,853,964

Shares
PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%

Diversified Financial Services — 0.0%
100			Home Ownership Funding II, step coupon to yield 2.567% (d)	34,190

HEALTH CARE — 0.0%

Health Care Equipment & Supplies — 0.0%
41			Fresenius Medical Care Capital Trust II, 7.875% (a)	42,435

INDUSTRIALS — 0.0%

Airlines — 0.0%
16			US Airways Group Inc., Class A Shares, 0.000% (g)(h)*	0

			TOTAL PREFERRED STOCKS (Cost — $106,494)	76,625

CONVERTIBLE PREFERRED STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%

Automobiles — 0.0%
3,200			General Motors Corp., Senior Debentures, Series B, 5.250% due 3/6/32	60,256

TELECOMMUNICATION SERVICES — 0.0%

Diversified Telecommunication Services — 0.0%
35			McLeodUSA Inc., 2.500% due 4/18/12	9

			TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $64,995)	60,265

Warrants
WARRANTS — 0.0%

Airlines — 0.0%
16			US Airways Group Inc., Class A1, expires 4/16/07 (g)(h)*	0

Diversified Telecommunication Services — 0.0%
77			McLeodUSA Inc., expires 4/16/07*	1

			TOTAL WARRANTS (Cost — $0)	1

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Contracts	Security	Value
PURCHASED OPTIONS — 0.0%
112,500	CME Aput Euro, Put @ $92.25, expires 9/19/05	$0
145,000	Eurodollar Futures, Put @ $93.75, expires 12/19/05	363
175,000	Eurodollar Futures, Put @ $93.75, expires 3/13/06	875
112,500	Eurodollar Futures, Put @ $94.00, expires 12/19/05	281
335,000	Eurodollar Futures, Put @ $94.75, expires 9/19/05	1,675

	TOTAL PURCHASED OPTIONS (Cost — $3,520)	3,194

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $569,623,137)	576,231,066

Face Amount
SHORT-TERM INVESTMENTS — 29.1%
COMMERCIAL PAPER — 0.5%
$ 2,900,000	Skandinaviska Enskilda Banken AB, 3.800% due 12/30/05 (Cost — $2,863,267)	2,863,267

U.S. GOVERNMENT AGENCY — 0.1%
565,000	Federal National Mortgage Association (FNMA), Discount Notes, 3.468% due 12/5/05 (Cost — $559,945)	559,945

REPURCHASE AGREEMENTS — 6.1%
31,019,000	Interest in $666,711,000 joint tri-party repurchase agreement dated 8/31/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 3.580% due 9/1/05, Proceeds at maturity — $31,022,085; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.000% due 9/21/05 to 11/15/24; Market value — $31,639,527) (b)	31,019,000
1,501,000	State Street Bank & Trust Co. dated 8/31/05, 3.250% due 9/1/05; Proceeds at maturity — $1,501,136; (Fully collateralized by U.S. Treasury Notes, 9.875% due 11/15/15; Market value — $1,537,275) (b)	1,501,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $32,520,000)	32,520,000

TREASURY BILLS — 2.6%
	Dutch Treasury Certificates:
3,000,000	Zero coupon to yield 2.012% due 9/30/05	3,694,102
700,000	Zero coupon to yield 2.022% due 10/31/05	860,470
1,900,000	Zero coupon to yield 2.025% due 11/30/05	2,331,553

		6,886,125

	France Treasury Bills:
1,100,000	Zero coupon to yield 4.755% due 9/1/05	1,356,575
2,400,000	Zero coupon to yield 2.010% due 11/17/05	2,947,251

		4,303,826

	German Treasury Bills:
800,000	Zero coupon to yield 2.005% due 10/19/05	984,055
600,000	Zero coupon to yield 2.010% due 11/16/05	736,879
700,000	Zero coupon to yield 2.043% due 2/15/06	855,246

		2,576,180

	U.S. Treasury Bills:
20,000	3.285% due 9/1/05	20,000
200,000	3.470% due 9/15/05	199,768
5,000	3.495% due 12/1/05	4,956

		224,724

	TOTAL TREASURY BILLS (Cost — $13,830,875)	13,990,855

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Shares	Security	Value
SECURITIES PURCHASED FROM SECURITIES LENDING COLLATERAL — 19.8%
106,034,114	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $106,034,114)	$106,034,114

	TOTAL SHORT-TERM INVESTMENTS (Cost — $155,808,201)	155,968,181

	TOTAL INVESTMENTS — 137.1% (Cost — $725,431,338#)	732,199,247
	Liabilities in Excess of Other Assets — (37.1%)	(198,353,955)

	TOTAL NET ASSETS — 100.0%	$533,845,292

†	Face amount denominated in U.S. dollars, unless otherwise indicated.
‡	All ratings are by Standard & Poor’s Rating Service, unless otherwise footnoted. All ratings are unaudited.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Notes 1 and 3).
(b)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, swap transactions, foreign currency contracts, TBA’s, mortgage dollar rolls and short sales.
(c)	Variable rate securities. Coupon rates disclosed are those which are in effect at August 31, 2005.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines approved by the Board of Trustees unless otherwise noted.
(e)	This security is traded on a “to-be-announced” basis.
(f)	Rating by Moody’s Investors Service Inc. All ratings are unaudited.
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(h)	Illiquid security.
(i)	All or a portion of this security is acquired under mortgage dollar roll agreement. (See Note 3).
(j)	Interest only security.
#	Aggregate cost for federal income tax purposes is $726,487,706.

See page 126 for definitions of ratings.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
AIG	—	American International Guaranty
DCB	—	Debt Conversion Bond
FFCB	—	Federal Farm Credit Bank
FGIC	—	Financial Guaranty Insurance Company
FHLB	—	Federal Home Loan Bank
GO	—	General Obligation
ISD	—	Independent School District
PAC	—	Planned Amortization Cost
PDI	—	Past Due Interest
PFA	—	Public Facilities Authority
REIT	—	Real Estate Investment Trust

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Summary of Investments by Security Type*
Mortgage-Backed Securities	35.2%
U.S. Government Agencies & Obligations	24.5
Corporate Bonds & Notes	13.5
Collateralized Mortgage Obligations	11.7
Short-Term Investments	8.0
Asset-Backed Securities	4.2
Sovereign Bonds	2.4
Municipal Bonds	0.5

100.0%

*	As a percentage of total investments excluding securities purchased from securities lending collateral.

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
15	U.K. 90 Day LIBOR Put	12/05	$94.25	$169
41	U.S. Treasury 10 Year Note Future Call	11/05	114.00	16,451

	TOTAL OPTIONS WRITTEN (Premiums received — $28,409)			$16,620

Schedule of Securities Sold Short

Face Amount	Security	Value
$ 40,000	Federal Home Loan Mortgage Corp., 5.000% due 6/1/35	$40,050
2,000,000	Federal National Mortgage Association, 4.000% due 9/1/20	1,948,124
1,000,000	Federal National Mortgage Association, 4.000% due 10/1/20	973,125
4,100,000	Federal National Mortgage Association, 5.000% due 9/1/35	4,073,096
1,100,000	Federal National Mortgage Association, 6.000% due 9/1/35	1,125,782
1,000,000	Federal National Mortgage Association, 6.500% due 9/1/35	1,033,438
200,000	Government National Mortgage Association, 5.500% due 9/1/35	203,875
2,600,000	U.S. Treasury Notes, 6.000% due 8/15/09	2,803,837

	TOTAL OPEN SHORT SALES (Proceeds — $12,069,474)	$12,201,327

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value
CORPORATE BONDS & NOTES — 94.0%

Advertising — 1.0%
$ 90,000	B-	Bear Creek Corp., Senior Notes, 9.000% due 3/1/13 (a)	$94,950
1,735,000	B	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15 (a)	1,778,375
810,000	CCC+	WDAC Subsidiary Corp., Senior Notes, 8.375% due 12/1/14 (a)(b)	798,862

			2,672,187

Aerospace & Defense — 1.5%
		L-3 Communications Corp., Senior Subordinated Notes:
1,485,000	BB+	7.625% due 6/15/12	1,581,525
2,370,000	BB+	6.375% due 10/15/15 (a)	2,417,400

			3,998,925

Airlines — 0.9%
700,000	B	American Airlines Inc., Pass-Through Certificates, Series 2001-02, Class C, 7.800% due 10/1/06	676,971
		Continental Airlines Inc.:
1,223,093	B+	Pass-Through Certificates, Series 2001-01, Class C, 7.033% due 6/15/11	1,088,669
750,000	B	Pass-Through Certificates, Series 2001-2, Class D, 7.568% due 12/1/06	704,973

			2,470,613

Apparel — 0.6%
380,000	B-	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15 (b)	402,800
499,000	B	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	537,672
170,000	BB-	Quiksilver Inc., Senior Notes, 6.875% due 4/15/15 (a)	170,638
473,000	B+	Russell Corp., 9.250% due 5/1/10	500,198

			1,611,308

Auto Parts & Equipment — 1.4%
560,000	B+	Commercial Vehicle Group Inc., 8.000% due 7/1/13 (a)	585,200
620,000	CCC-	Delphi Corp., Notes, 6.500% due 8/15/13 (b)(f)	475,850
1,030,000	B-	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	1,050,600
1,640,000	B-	Visteon Corp., Senior Notes, 8.250% due 8/1/10	1,599,000

			3,710,650

Beverages — 0.2%
425,000	BB	Constellation Brands Inc., 8.625% due 8/1/06	439,875

Building Materials — 0.9%
		Ainsworth Lumber Co., Ltd.:
80,000	B+	7.240% due 10/1/10 (c)	79,600
275,000	B+	7.250% due 10/1/12	258,500
90,000	B+	Senior Notes, 6.750% due 3/15/14	81,000
1,575,000	CCC+	Associated Materials Inc., Senior Discount Notes, step bond to yield 9.924% due 3/1/14	929,250
70,000	B-	Goodman Global Holding Co. Inc., Senior Notes, 6.410% due 6/15/12 (a)(c)	70,000
460,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	449,650
940,000	CCC+	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.051% due 3/1/14 (a)(b)	545,200
50,000	B-	U.S. Concrete Inc., Senior Subordinated Notes, 8.375% due 4/1/14	50,250

			2,463,450

Chemicals — 3.5%
15,000	BB-	ARCO Chemical Co., Debentures, 10.250% due 11/1/10	16,556
480,000	B-	Basell Finance Co. BV, 8.100% due 3/15/27 (a)(b)	477,136
1,235,000	BB-	Equistar Chemicals LP/Equistar Funding Corp., Senior Notes, 10.125% due 9/1/08	1,358,500

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Chemicals — 3.5% (continued)
$ 160,000	B+	Ethyl Corp., Senior Notes, 8.875% due 5/1/10	$168,400
685,000	BBB-	FMC Corp., Medium-Term Notes, Series A, 7.000% due 5/15/08	722,675
17,000	BBB-	Georgia Gulf Corp., Secured Notes, 7.625% due 11/15/05	17,170
		Hercules Inc.:
100,000	BB-	11.125% due 11/15/07	112,500
15,000	B1 (d)	Junior Subordinated Debentures, 6.500% due 6/30/29	11,850
		Huntsman International LLC:
255,000	B	Senior Notes, 9.875% due 3/1/09	272,850
210,000	B	Senior Subordinated Notes, 10.125% due 7/1/09 (b)	217,350
		Huntsman LLC:
251,000	BB-	11.625% due 10/15/10	295,239
335,000	B	11.500% due 7/15/12	394,463
		Lyondell Chemical Co., Senior Secured Notes:
200,000	BB-	9.500% due 12/15/08	211,500
50,000	BB-	10.500% due 6/1/13	57,875
589,000	BB-	Series A, 9.625% due 5/1/07	624,340
		Millennium America Inc., Senior Notes:
335,000	BB-	7.000% due 11/15/06	344,631
139,000	BB-	9.250% due 6/15/08	150,468
855,000	B-	Nalco Co., Senior Notes, 7.750% due 11/15/11	899,887
540,000	B-	PQ Corp., Senior Subordinated Notes, 7.500% due 2/15/13 (a)	545,400
1,190,000	CCC+	Rhodia SA, Senior Notes, 10.250% due 6/1/10 (b)	1,294,125
		Rockwood Specialties Group Inc.:
305,000	B-	Senior Subordinated Notes, 10.625% due 5/15/11	337,025
210,000	B-	Subordinated Notes, 7.500% due 11/15/14 (a)	215,250
496,000	BB-	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	540,640

			9,285,830

Coal — 0.7%
870,000	B-	Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp., 10.000% due 6/1/12	978,750
305,000	BB	Luscar Coal Ltd., Senior Notes, 9.750% due 10/15/11	333,212
555,000	BB-	Peabody Energy Corp., Series B, 6.875% due 3/15/13	580,669

			1,892,631

Commercial Services — 1.8%
175,000	B	Alderwoods Group Inc., 7.750% due 9/15/12	185,063
245,000	B	Ashtead Holdings PLC, Secured Notes, 8.625% due 8/1/15 (a)	257,862
		Corrections Corp. of America, Senior Notes:
845,000	BB-	7.500% due 5/1/11	877,744
170,000	BB-	6.250% due 3/15/13	167,875
1,560,000	B-	DI Finance/DynCorp International LLC, Senior Subordinated Notes, 9.500% due 2/15/13 (a)	1,548,300
230,000	B	Geo Group Inc., Senior Notes, 8.250% due 7/15/13	227,125
		NationsRent Inc.:
400,000	B-	9.500% due 5/1/15 (b)	418,000
740,000	BB-	Secured Notes, 9.500% due 10/15/10	814,000
210,000	B+	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (a)	243,862

			4,739,831

Computers — 1.4%
830,000	B+	Activant Solutions Inc., Senior Notes, 9.504% due 4/1/10 (a)(c)	852,825
470,000	BB+	Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09	498,200

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Computers — 1.4% (continued)
		SunGard Data Systems Inc.:
		Senior Notes:
$ 225,000	B-	8.525% due 8/15/13 (a)(c)	$234,000
550,000	B-	9.125% due 8/15/13 (a)	580,250
1,500,000	B-	Senior Subordinated Notes, 10.250% due 8/15/15 (a)	1,575,000

			3,740,275

Cosmetics/Personal Care — 0.1%
250,000	B-	Elizabeth Arden Inc., Senior Subordinated Notes, 7.750% due 1/15/14	264,375

Diversified Financial Services — 5.9%
1,400,000	B-	AAC Group Holding Corp., Senior Notes, step bond to yield 10.520% due 10/1/12 (a)	1,043,000
141,929	B+	AES Ironwood LLC, Secured Notes, 8.857% due 11/30/25	164,637
		AES Red Oak LLC:
100,000	B+	Secured Notes, 9.200% due 11/30/29	114,500
92,508	BB-	Series A, 8.540% due 11/30/19	104,534
487,000	CCC+	Alamosa Delaware Inc., Senior Notes, 11.000% due 7/31/10	553,963
480,000	B-	American Commercial Lines/ACL Finance Corp., 9.500% due 2/15/15	518,400
410,000	BB	American Real Estate Partners LP/American Real Estate Finance Corp., Senior Notes, 7.125% due 2/15/13 (a)	414,100
480,000	B-	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	546,600
355,000	B-	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	363,875
830,000	CCC+	CitiSteel USA Inc., Notes, 11.553% due 9/1/10 (a)(c)	827,925
94,000	B+	Consolidated Communications Illinois/Texas Holdings Inc., Senior Notes, 9.750% due 4/1/12	101,050
315,000	BB+	Ford Motor Credit Co., Bonds, 7.375% due 2/1/11	310,950
		General Motors Acceptance Corp.:
1,080,000	BB	Bonds, 8.000% due 11/1/31	1,001,757
1,680,000	BB	Notes, 6.875% due 8/28/12	1,581,448
896,000	B-	H&E Equipment Services LLC/H&E Finance Corp., 11.125% due 6/15/12	1,005,760
490,000	B-	K & F Parent Inc., Senior Notes, 11.500% due 2/1/15 (a)(e)	521,850
1,205,000	CCC+	Milacron Escrow Corp., 11.500% due 5/15/11 (b)	1,211,025
		Rainbow National Services LLC:
477,000	B+	Senior Notes, 8.750% due 9/1/12 (a)	521,719
630,000	B+	Senior Subordinated Debentures, 10.375% due 9/1/14 (a)	721,350
1,165,000	B	REFCO Finance Holdings LLC, 9.000% due 8/1/12	1,275,675
806,000	B-	UCAR Finance Inc., 10.250% due 2/15/12 (b)	866,450
480,000	B-	UGS Corp., 10.000% due 6/1/12	540,000
330,000	CCC+	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	360,525
170,000	B-	Visant Corp., 7.625% due 10/1/12	175,525
510,000	B+	Williams Cos. Inc., Credit Linked Certificate Trust, Notes, 6.750% due 4/15/09 (a)	525,300

			15,371,918

Electric — 8.6%
		AES Corp.:
		Secured Notes:
1,658,000	B+	8.750% due 5/15/13 (a)	1,832,090
894,000	B+	9.000% due 5/15/15 (a)	992,340
255,000	B-	Senior Notes, 9.375% due 9/15/10	287,513
100,000	BB+	AES Eastern Energy LP, Pass Thru Certificates, Series 99-B, 9.670% due 1/2/29	126,563
		Allegheny Energy Supply Co. LLC:
95,000	B	8.250% due 4/15/12 (a)	107,350
1,195,000	B	Notes, 7.800% due 3/15/11	1,314,500

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Electric — 8.6% (continued)
		Aquila Inc., Senior Notes:
$ 405,000	B-	9.950% due 2/1/11	$452,588
370,000	B-	14.875% due 7/1/12	500,425
		Edison Mission Energy, Senior Notes:
760,000	B+	10.000% due 8/15/08	849,300
200,000	B+	7.730% due 6/15/09	212,500
750,000	B+	9.875% due 4/15/11	889,688
945,062	B+	Elwood Energy LLC, Secured Notes, 8.159% due 7/5/26	1,058,469
		FirstEnergy Corp.:
525,000	BB+	Notes, 7.375% due 11/15/31	645,139
900,000	BB+	Senior Notes, Series B, 6.450% due 11/15/11	976,046
100,000	BB-	FPL Energy National Wind, Secured Notes, 6.125% due 3/25/19 (a)	97,006
261,300	BB-	FPL Energy Wind Funding LLC, Notes, 6.876% due 6/27/17 (a)	271,099
384,000	BB	Homer City Funding LLC, 8.137% due 10/1/19	436,800
235,000	B-	Inergy LP/Inergy Finance Corp., Senior Notes, 6.875% due 12/15/14 (a)	230,300
150,000	BB-	IPALCO Enterprises Inc., Secured Notes, 8.375% due 11/14/08	161,625
		Midwest Generation LLC:
		Pass Thru Certificates:
300,000	B+	Series A, 8.300% due 7/2/09	316,688
1,215,799	B+	Series B, 8.560% due 1/2/16	1,338,138
225,000	B	Secured Notes, 8.750% due 5/1/34	253,125
380,000	B	NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13	411,350
		PSEG Energy Holdings LLC, Senior Notes:
885,000	BB-	8.625% due 2/15/08	938,100
60,000	BB-	10.000% due 10/1/09	67,650
		Reliant Energy Inc., Senior Secured Notes:
150,000	B+	9.500% due 7/15/13	167,625
1,385,000	B+	6.750% due 12/15/14	1,371,150
		Sierra Pacific Resources, Senior Notes:
156,000	B-	7.803% due 6/15/12	168,487
870,000	B-	6.750% due 8/15/17 (a)	880,875
885,000	B	Sithe Independence Funding, Notes, 9.000% due 12/30/13	980,353
		TECO Energy Inc., Senior Notes:
205,000	BB	5.693% due 5/1/10 (a)(c)	211,150
40,000	BB	6.750% due 5/1/15 (a)	42,700
100,000	B+	Tenaska Alabama Partners LP, Secured Notes, 7.000% due 6/30/21 (a)	104,819
1,225,000	B	Texas Genco LLC/Texas Genco Financing Corp., Senior Notes, 6.875% due 12/15/14 (a)	1,277,062
		TXU Corp.:
545,000	BB+	Senior Notes, Series O, 4.800% due 11/15/09	538,885
2,070,000	BB+	Senior Notes, Series P, 5.550% due 11/15/14	2,039,792

			22,549,290

Electrical Components & Equipment — 0.2%
245,000	B	General Cable Corp., Senior Notes, 9.500% due 11/15/10	260,925
100,000	BB-	Legrand Holding SA, Senior Unsubordinated Notes, 10.500% due 2/15/13	115,000

			375,925

Electronics — 0.2%
390,000	BB-	Flextronics International Ltd., Senior Subordinated Notes, 6.500% due 5/15/13	398,775

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Energy-Alternate Sources — 0.1%
		Salton SEA Funding Corp.:
$ 168,863	BB	7.475% due 11/30/18	$188,670
89,237	BB	Senior Notes, 7.840% due 5/30/10	95,019

			283,689

Entertainment — 2.1%
330,000	CCC+	AMC Entertainment Inc., Senior Subordinated Notes, 8.000% due 3/1/14 (b)	306,900
930,000	B+	Argosy Gaming Co., Senior Subordinated Notes, 9.000% due 9/1/11	1,016,025
420,000	BB+	Capitol Records Inc., 8.375% due 8/15/09 (a)	455,175
430,000	B-	Cinemark Inc., Senior Discount Notes, step bond to yield 9.747% due 3/15/14	309,062
610,000	B-	Cinemark USA Inc., Senior Subordinated Notes, 9.000% due 2/1/13	649,650
430,000	B	Isle of Capri Casinos Inc., Senior Subordinated Notes, 9.000% due 3/15/12	462,250
		Penn National Gaming Inc.:
490,000	B	Senior Notes, 8.875% due 3/15/10	519,400
100,000	B	Senior Subordinated Notes, 6.750% due 3/1/15	99,500
820,000	B+	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11 (b)	904,050
145,000	BB-	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12 (a)	151,525
630,000	B-	Warner Music Group, Senior Subordinated Notes, 7.375% due 4/15/14	645,750

			5,519,287

Environmental Control — 0.6%
		Allied Waste North America Inc.:
573,000	BB-	Senior Notes, Series B, 8.500% due 12/1/08	608,812
172,000	BB-	Series B, Senior Subordinated Notes, 8.875% due 4/1/08	182,320
300,000	B	Casella Waste Systems Inc., Senior Subordinated Notes, 9.750% due 2/1/13	324,000
570,000	CCC	Waste Services Inc., Senior Subordinated Notes, 9.500% due 4/15/14 (a)	570,000

			1,685,132

Finance — 0.4%
900,000	B+	R.H. Donnelley Inc., Senior Subordinated Notes, 10.875% due 12/15/12	1,045,125

Food — 1.2%
445,000	BB-	Dean Foods Co., Senior Notes, 8.150% due 8/1/07	468,362
825,000	B	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	899,250
140,000	B	Gold Kist Inc., Senior Notes, 10.250% due 3/15/14	159,950
130,000	BB-	Pilgrim’s Pride Corp., Senior Notes, 9.625% due 9/15/11	141,375
		Smithfield Foods Inc., Senior Notes:
325,000	BB	7.000% due 8/1/11	336,375
325,000	BB	Series B, 7.750% due 5/15/13	351,000
390,000	BB-	Stater Brothers Holdings Inc., Senior Notes, 7.370% due 6/15/10 (c)	395,850
252,000	B	United Agri Products Inc., Senior Notes, 8.250% due 12/15/11	268,380

			3,020,542

Forest Products & Paper — 2.7%
		Abitibi-Consolidated Inc.:
		Notes:
274,000	BB-	6.910% due 6/15/11 (c)	275,370
110,000	BB-	7.750% due 6/15/11(b)	110,000
310,000	BB-	Senior Notes, 8.375% due 4/1/15 (b)	313,100
		Appleton Papers Inc.:
275,000	BB-	Senior Notes, 8.125% due 6/15/11	268,125
125,000	B+	Senior Subordinated Notes, Series B, 9.750% due 6/15/14	120,625

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Forest Products & Paper — 2.7% (continued)
$ 200,000	B+	Boise Cascade LLC, 6.474% due 10/15/12 (c)	$202,500
205,000	B+	Boise Cascade, LLC/Boise Cascade Finance Corp., Senior Subordinated Notes, Series B, 7.125% due 10/15/14	200,387
260,000	BB+	Cascades Inc., Senior Notes, 7.250% due 2/15/13	265,200
260,000	BB+	Domtar Inc., Notes, 7.875% due 10/15/11	275,133
		Georgia-Pacific Corp.:
1,205,000	BB+	8.875% due 2/1/10	1,355,625
		Debentures:
625,000	BB+	9.500% due 12/1/11	743,750
55,000	BB+	7.700% due 6/15/15 (b)	62,563
		Notes:
400,000	BB+	8.125% due 5/15/11	446,000
200,000	BB+	8.875% due 5/15/31	247,937
		Senior Notes:
290,000	BB+	7.375% due 7/15/08	307,400
30,000	BB+	9.375% due 2/1/13	33,675
155,000	B+	Neenah Paper Inc., Senior Notes, 7.375% due 11/15/14	153,450
1,360,000	CCC+	NewPage Corp., Senior Subordinated Notes, 12.000% due 5/1/13 (a)	1,298,800
610,000	B	Tembec Industries Inc., Senior Notes, 7.750% due 3/15/12 (b)	454,450

			7,134,090

Gas — 0.2%
500,000	B	Colorado Interstate Gas Co., Senior Notes, 5.950% due 3/15/15 (a)	501,879

Health Care-Products — 0.5%
600,000	BB+	Fisher Scientific International Inc., Senior Subordinated Notes, 6.125% due 7/1/15 (a)	603,000
163,000	B+	Kinetic Concepts Inc., Senior Subordinated Notes, 7.375% due 5/15/13	170,335
510,000	BB-	Sybron Dental Specialties Inc., Senior Subordinated Notes, 8.125% due 6/15/12	549,525

			1,322,860

Health Care-Services — 4.6%
380,000	B	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	386,175
		Coventry Health Care Inc., Senior Notes:
100,000	BBB-	5.875% due 1/15/12	103,000
440,000	BBB-	8.125% due 2/15/12	474,100
80,000	BBB-	6.125% due 1/15/15	83,200
		DaVita Inc.:
1,460,000	B	Senior Notes, 6.625% due 3/15/13 (a)	1,489,200
720,000	B	Senior Subordinated Notes, 7.250% due 3/15/15 (a)	735,300
60,000	B-	Extendicare Health Services Inc., Senior Subordinated Notes, 6.875% due 5/1/14	59,625
		HCA Inc.:
110,000	BB+	Debentures, 7.500% due 11/15/95	107,970
		Notes:
1,275,000	BB+	5.500% due 12/1/09	1,275,842
1,020,000	BB+	8.750% due 9/1/10	1,155,458
115,000	BB+	6.300% due 10/1/12	118,017
120,000	BB+	9.000% due 12/15/14	143,853
420,000	BB+	7.690% due 6/15/25	447,732
210,000	BB+	7.500% due 11/6/33	223,887
620,000	NR	HEALTHSOUTH Corp., Senior Subordinated Notes, 10.750% due 10/1/08	644,800
533,000	BBB-	PacifiCare Health Systems Inc., 10.750% due 6/1/09	582,969
500,000	B-	Select Medical Corp., 7.625% due 2/1/15	488,750

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Health Care-Services — 4.6% (continued)
$ 2,259,000	B	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14	$2,417,130
1,165,000	B+	Triad Hospitals Inc., Senior Notes, 7.000% due 5/15/12	1,211,600

			12,148,608

Holding Companies-Diversified — 0.3%
315,000	BB	Leucadia National Corp., Senior Notes, 7.000% due 8/15/13	317,756
360,000	B-	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (a)	365,850

			683,606

Home Furnishings — 0.3%
530,000	B-	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	559,150
410,000	B-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.740% due 9/1/12	293,150

			852,300

Household Products/Wares — 0.4%
300,000	B-	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12	311,250
		Spectrum Brands Inc.:
200,000	B-	7.375% due 2/1/15	193,500
515,000	B-	Senior Subordinated Notes, 8.500% due 10/1/13	533,025

			1,037,775

Housewares — 0.2%
530,000	B-	Ames True Temper Inc., 7.599% due 1/15/12 (b)(c)	519,400

Insurance — 0.5%
75,000	B	AFC Capital Trust I, Series B, 8.207% due 2/3/27	84,355
340,000	BB	Allmerica Financial Corp., Debentures, 7.625% due 10/15/25	375,770
165,000	BB	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	183,150
255,000	BB	Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46	282,178
230,000	BBB-	Markel Corp., Senior Notes, 7.350% due 8/15/34	262,832

			1,188,285

Iron-Steel — 0.8%
760,000	B+	Allegheny Technologies Inc., Notes, 8.375% due 12/15/11 (b)	815,100
600,000	B	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13 (a)	633,000
500,000	BBB+	Ispat Inland ULC, Senior Secured Notes, 9.750% due 4/1/14	587,500

			2,035,600

Lodging — 3.9%
500,000	B+	Ameristar Casinos Inc., Senior Subordinated Notes, 10.750% due 2/15/09	542,500
		Boyd Gaming Corp., Senior Subordinated Notes:
505,000	B+	8.750% due 4/15/12	550,450
350,000	B+	6.750% due 4/15/14	359,187
		Caesars Entertainment Inc.:
550,000	BBB-	Senior Notes, 7.500% due 9/1/09	604,650
		Senior Subordinated Notes:
660,000	BB+	9.375% due 2/15/07	698,775
100,000	BB+	7.875% due 3/15/10	110,125
45,000	BB+	8.125% due 5/15/11	50,906
225,000	BB	Chumash Casino & Resort Enterprise, Senior Notes, 9.520% due 7/15/10 (a)	242,719
295,000	B-	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/15	289,838
1,000,000	B	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10 (b)	1,152,500

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Lodging — 3.9% (continued)
$ 350,000	BB+	ITT Corp., Notes, 6.750% due 11/15/05	$353,063
90,000	BB-	La Quinta Inns Inc., Senior Notes, 7.400% due 9/15/05	90,113
		Mandalay Resort Group, Senior Notes:
600,000	BB	9.500% due 8/1/08	660,750
1,975,000	BB	8.500% due 9/15/10	2,177,437
150,000	BB	MGM MIRAGE, Senior Notes, 6.625% due 7/15/15 (a)	152,250
		MGM MIRAGE Inc., Senior Subordinated Notes:
380,000	B+	9.750% due 6/1/07	407,550
340,000	B+	Series B, 10.250% due 8/1/07	370,175
48,000	BB	Mirage Resorts Inc., Senior Notes, 7.250% due 10/15/06	49,140
1,000,000	B-	Premier Entertainment Biloxi LLC/Premier Finance Biloxi Corp., First Mortgage, 10.750% due 2/1/12	855,000
60,000	B+	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16	61,950
565,000	B+	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% due 12/1/14	552,287

			10,331,365

Machinery-Construction & Mining — 0.2%
480,000	B	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	501,600

Machinery-Diversified — 0.5%
670,000	BB-	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	716,900
455,000	B+	NMHG Holding Co., Senior Notes, 10.000% due 5/15/09	489,125

			1,206,025

Media — 7.9%
		Cablevision Systems Corp., Senior Notes, Series B:
270,000	B+	7.890% due 4/1/09 (c)	280,125
925,000	B+	8.000% due 4/15/12	923,844
		CanWest Media Inc., Senior Subordinated Notes:
450,000	B-	10.625% due 5/15/11	488,250
629	B-	8.000% due 9/15/12	664
1,571,000	CCC-	Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., Senior Notes, 10.250% due 9/15/10 (b)	1,629,912
600,000	CCC-	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, step bond to yield 18.740% due 5/15/11	409,500
330,000	B+	Corus Entertainment Inc., Senior Subordinated Notes, 8.750% due 3/1/12	356,400
		CSC Holdings Inc.:
770,000	BB-	Debentures, Series B, 8.125% due 8/15/09	793,100
		Senior Notes:
285,000	BB-	7.250% due 7/15/08	289,631
335,000	BB-	7.000% due 4/15/12 (a)	322,438
		Senior Notes, Series B:
245,000	BB-	8.125% due 7/15/09	252,350
140,000	BB-	7.625% due 4/1/11	141,050
148,000	B	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, 9.875% due 11/15/09	162,245
		Dex Media Inc., Discount Notes:
300,000	B	step bond to yield 7.820% due 11/15/13	245,250
360,000	B	step bond to yield 7.843% due 11/15/13	294,300
725,000	B	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	823,781
1,978,000	BB-	DirecTV Holdings LLC/DirecTV Financing Co., Senior Notes, 8.375% due 3/15/13	2,180,745
		EchoStar DBS Corp., Senior Notes:
845,000	BB-	5.750% due 10/1/08	840,775
386,000	BB-	6.754% due 10/1/08 (c)	396,133

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Media — 7.9% (continued)
$ 300,000	BB-	9.125% due 1/15/09	$317,625
520,000	BB-	6.625% due 10/1/14	518,050
250,000	B-	Emmis Operating Co., 6.875% due 5/15/12	251,250
245,000	B-	Gray Television Inc., 9.250% due 12/15/11	266,438
355,000	B-	Houghton Mifflin Co., Senior Notes, 8.250% due 2/1/11	372,306
1,295,000	B-	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (a)	1,453,637
548,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13	604,170
474,000	CCC-	Paxson Communications Corp., step bond to yield 11.748% due 1/15/09	460,965
		Primedia Inc.:
100,000	B	7.625% due 4/1/08	101,375
770,000	B	Senior Notes, 9.165% due 5/15/10 (c)	821,012
505,000	B	Senior Notes, 8.875% due 5/15/11	531,513
355,000	B	Senior Notes, 8.000% due 5/15/13	363,875
200,000	B	Quebecor Media Inc., Senior Notes, 11.125% due 7/15/11	221,000
335,000	B	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	359,706
595,000	BB-	Reader’s Digest Association Inc., Senior Notes, 6.500% due 3/1/11	612,850
		Rogers Cable Inc.:
500,000	BB+	Secured Notes, 5.500% due 3/15/14	472,500
		Senior Secured Notes:
500,000	BB+	7.875% due 5/1/12	545,000
125,000	BB+	6.250% due 6/15/13	125,156
		Shaw Communications Inc., Senior Notes:
400,000	BB+	8.250% due 4/11/10	441,000
130,000	BB+	7.250% due 4/6/11	139,100
		Sinclair Broadcast Group Inc., Senior Subordinated Notes:
684,000	B	8.750% due 12/15/11	725,895
170,000	B	8.000% due 3/15/12	176,163
60,000	B	Sun Media Corp., 7.625% due 2/15/13	63,675

			20,774,754

Mining — 0.4%
1,000,000	B	Novelis Inc., Senior Notes, 7.250% due 2/15/15 (a)	1,007,500

Miscellaneous Manufacturing — 1.3%
1,285,000	B	Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10 (b)	1,397,437
630,000	B-	KI Holdings Inc., Senior Discount Notes, step bond to yield 10.688% due 11/15/14	396,900
1,003,000	B	Koppers Inc., Senior Secured Notes, 9.875% due 10/15/13	1,118,345
520,000	B-	Samsonite Corp., Senior Subordinated Notes, 8.875% due 6/1/11	559,000

			3,471,682

Office Furnishings — 0.5%
1,130,000	B-	Interface Inc., Senior Notes, 10.375% due 2/1/10	1,257,125

Office/Business Equipment — 0.8%
		Xerox Corp., Senior Notes:
1,415,000	BB-	9.750% due 1/15/09	1,591,875
275,000	BB-	7.125% due 6/15/10	290,812
200,000	BB-	6.875% due 8/15/11	210,000

			2,092,687

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Oil & Gas — 6.9%
$ 1,795,000	B-	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12 (b)	$1,911,675
		Chesapeake Energy Corp., Senior Notes:
145,000	BB-	7.500% due 9/15/13	156,600
1,480,000	BB-	7.500% due 6/15/14	1,605,800
1,665,000	BB-	6.375% due 6/15/15	1,706,625
2,000	BB-	6.875% due 1/15/16	2,083
645,000	BB-	6.500% due 8/15/17 (a)	661,125
350,000	BB-	6.250% due 1/15/18	348,688
165,000	BB	Citgo Petroleum Corp., Senior Notes, 7.875% due 5/15/06	169,125
623,000	B-	El Paso CGP Co., Notes, 7.750% due 6/15/10	641,690
710,000	B	El Paso Production Holding Co., Senior Notes, 7.750% due 6/1/13	754,375
		Encore Acquisition Co., Senior Subordinated Notes:
80,000	B	6.250% due 4/15/14	80,000
745,000	B	6.000% due 7/15/15 (a)	730,100
55,000	BB+	Enterprise Products Operating LP, Senior Notes, Series B, 5.600% due 10/15/14	56,476
355,000	B	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	367,425
		Forest Oil Corp., Senior Notes:
235,000	BB-	8.000% due 6/15/08	250,569
325,000	BB-	8.000% due 12/15/11	358,312
		KCS Energy Inc.:
10,000	B-	7.125% due 4/1/12 (a)	10,300
520,000	B-	Senior Notes, 7.125% due 4/1/12	535,600
		Kerr-McGee Corp.:
350,000	BB+	6.950% due 7/1/24	379,042
530,000	BB+	Secured, 7.875% due 9/15/31 (b)	642,738
695,000	BB+	Secured Notes, 6.875% due 9/15/11	757,756
810,000	B-	Ocean Rig Norway AS, Senior Secured Notes, 8.375% due 7/1/13 (a)	874,800
		Parker Drilling Co.:
820,000	B-	Senior Notes, 9.625% due 10/1/13 (b)	935,825
4,000	B-	Series B, 10.125% due 11/15/09 (b)	4,205
480,000	BB-	Plains Exploration & Production Co., Senior Notes, 7.125% due 6/15/14 (b)	513,600
		Premcor Refining Group Inc.:
175,000	BBB-	6.125% due 5/1/11	183,750
250,000	BBB-	6.750% due 5/1/14	268,750
		Senior Notes:
415,000	BBB-	9.250% due 2/1/10	459,612
315,000	BBB-	6.750% due 2/1/11	339,413
200,000	BB	Senior Subordinated Notes, 7.750% due 2/1/12	220,000
505,000	BB-	Pride International Inc., Senior Notes, 7.375% due 7/15/14 (b)	550,450
		Range Resources Corp.:
50,000	B	6.375% due 3/15/15	50,938
70,000	B	Senior Subordinated Notes, 7.375% due 7/15/13	75,075
219,000	B	Vintage Petroleum Inc., Senior Subordinated Notes, 7.875% due 5/15/11	229,950
1,105,000	BB+	Western Oil Sands Inc., Secured Notes, 8.375% due 5/1/12	1,279,037

			18,111,509

Oil & Gas Services — 1.7%
640,000	BB-	Compagnie Generale de Geophysique SA (CGG), 7.500% due 5/15/15 (a)	678,400
80,000	BB	Grant Prideco Inc., Senior Notes, 6.125% due 8/15/15 (a)	81,400
		Hanover Compressor Co., Senior Notes:
105,000	B	8.625% due 12/15/10	113,400
115,000	B	9.000% due 6/1/14	127,362

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Oil & Gas Services — 1.7% (continued)
$ 190,000	B+	Hanover Equipment Trust, Secured Notes, 8.750% due 9/1/11	$204,725
890,000	BB-	SESI LLC, Senior Notes, 8.875% due 5/15/11	945,625
780,000	BB-	AmeriGas Partners LP, Senior Notes, 7.250% due 5/20/15 (a)	830,700
100,000	BB-	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., Senior Notes, 10.000% due 4/15/06	103,500
		Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes:
520,000	B	6.875% due 12/15/13 (a)	507,000
850,000	B	6.875% due 12/15/13 (b)	828,750

			4,420,862

Packaging & Containers — 3.4%
		Ball Corp.:
350,000	BB	7.750% due 8/1/06	358,750
300,000	BB	6.875% due 12/15/12	313,500
295,000	B-	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	325,975
		Crown Cork & Seal Co. Inc., Debentures:
45,000	B	8.000% due 4/15/23	46,125
20,000	B	7.375% due 12/15/26	19,800
		Crown European Holdings SA:
1,040,000	B+	Secured Notes, 9.500% due 3/1/11	1,151,800
175,000	B	Senior Secured Notes, 10.875% due 3/1/13	207,375
615,000	CCC+	Graham Packaging Co. Inc., Subordinated Notes, 9.875% due 10/15/14 (b)	639,600
660,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13 (b)	679,800
45,000	B	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	44,663
580,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	595,950
		Owens-Brockway Glass Container Inc.:
1,010,000	BB-	Secured Notes, 8.750% due 11/15/12	1,105,950
1,035,000	B	Senior Notes, 8.250% due 5/15/13	1,112,625
50,000	BB-	Senior Secured Notes, 8.875% due 2/15/09	53,125
355,000	B+	Plastipak Holdings Inc., Senior Notes, 10.750% due 9/1/11	392,275
265,000	B+	Silgan Holdings Inc., Senior Subordinated Notes, 6.750% due 11/15/13	271,956
		Smurfit-Stone Container Enterprises Inc., Senior Notes:
940,000	B	9.250% due 2/1/08	983,475
100,000	B	9.750% due 2/1/11	104,875
535,000	B-	Solo Cup Co., Senior Subordinated Notes, 8.500% due 2/15/14 (b)	522,962

			8,930,581

Pharmaceuticals — 0.4%
580,000	CCC+	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	513,300
410,000	BB+	Mylan Laboratories Inc., Senior Notes, 6.375% due 8/15/15 (a)	412,563

			925,863

Pipelines — 4.6%
		ANR Pipeline Co.:
260,000	B	Debentures, 9.625% due 11/1/21	336,865
210,000	B	Notes, 8.875% due 3/15/10	230,151
		Dynegy Holdings Inc.:
505,000	CCC+	Senior Notes, 8.750% due 2/15/12 (b)	556,763
		Senior Secured Notes:
550,000	B-	9.875% due 7/15/10 (a)	602,250
1,195,000	B-	10.125% due 7/15/13 (a)	1,341,388
		El Paso Corp.:
		Medium-Term Notes:
900,000	B-	7.800% due 8/1/31 (b)	909,000
225,000	B-	7.750% due 1/15/32 (b)	228,375
490,000	B-	Senior Notes, 7.625% due 8/16/07 (a)	503,475

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Pipelines — 4.6% (continued)
		El Paso Natural Gas Co.:
$ 100,000	B	Bonds, 8.375% due 6/15/32	$120,359
275,000	B	Senior Notes, Series A, 7.625% due 8/1/10	295,764
120,000	B+	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 6.875% due 11/1/14 (a)	121,200
280,000	BB-	Pacific Energy Partners LP/Pacific Energy Finance Corp., Senior Notes, 7.125% due 6/15/14	294,700
		Southern Natural Gas Co., Notes:
301,000	B	8.875% due 3/15/10	329,883
550,000	B	8.000% due 3/1/32	640,144
		Tennessee Gas Pipeline Co.:
55,000	B	Bonds, 8.375% due 6/15/32	66,197
55,000	B	Debentures, 7.500% due 4/1/17	61,513
268,000	B+	Transcontinental Gas Pipe Line Corp., Senior Notes, Series B, 8.875% due 7/15/12	316,240
140,000	B	TransMontaigne Inc., Senior Subordinated Notes, 9.125% due 6/1/10	147,700
240,000	B-	Utilicorp Canada Finance Corp., Senior Notes, 7.750% due 6/15/11	252,000
		Williams Cos. Inc.:
160,000	B+	Debentures, Series A, 7.500% due 1/15/31	174,800
		Notes:
2,350,000	B+	7.125% due 9/1/11	2,514,500
1,573,000	B+	8.750% due 3/15/32	1,919,060
50,000	B+	Senior Notes, 7.750% due 6/15/31	55,750

			12,018,077

Real Estate — 0.4%
		CB Richard Ellis Services Inc.:
50,000	B	11.250% due 6/15/11	55,250
286,000	BB-	Senior Notes, 9.750% due 5/15/10	317,460
		Forest City Enterprises Inc., Senior Notes:
90,000	BB-	7.625% due 6/1/15	96,525
490,000	BB-	6.500% due 2/1/17	494,900

			964,135

REITs — 1.4%
		Host Marriott LP:
		Senior Notes:
400,000	B+	7.125% due 11/1/13	420,000
60,000	B+	Series G, 9.250% due 10/1/07	64,500
230,000	B+	Series I, 9.500% due 1/15/07	242,650
640,000	B+	Series O, 6.375% due 3/15/15	637,600
380,000	BB-	Omega Healthcare Investors Inc., Senior Notes, 7.000% due 4/1/14	386,650
		Rouse Co., Notes:
240,000	BB+	8.000% due 4/30/09	261,186
145,000	BB+	7.200% due 9/15/12	156,657
		Ventas Realty LP/Ventas Capital Corp.:
307,000	BB	8.750% due 5/1/09	336,165
183,000	BB	9.000% due 5/1/12	211,365
		Senior Notes:
800,000	BB	6.750% due 6/1/10 (a)	824,000
100,000	BB	6.625% due 10/15/14 (a)	102,250
90,000	BB	7.125% due 6/1/15 (a)	94,500

			3,737,523

Retail — 2.1%
769,000	B	Asbury Automotive Group Inc., 9.000% due 6/15/12 (b)	804,566

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Retail — 2.1% (continued)
$ 145,000	B	Couche Tard U.S. LP/Couche-Tard Finance Corp., Senior Subordinated Notes, 7.500% due 12/15/13	$152,613
500,000	CCC+	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	526,250
512,000	B	Domino’s Inc., Senior Subordinated Notes, 8.250% due 7/1/11	550,400
600,000	B-	Ferrellgas Partners LP/Ferrellgas Partners Finance, Senior Notes, 8.750% due 6/15/12	627,000
		JC Penney Co. Inc.:
580,000	BB+	Debentures, 7.400% due 4/1/37	647,531
470,000	BB+	Notes, 6.875% due 10/15/15 (b)	519,350
230,000	B-	Pantry Inc., Senior Subordinated Notes, 7.750% due 2/15/14	237,188
		Toys “R” Us Inc.:
500,000	B-	Notes, 7.875% due 4/15/13	450,000
1,220,000	B-	Senior Notes, 7.375% due 10/15/18 (b)	991,250
135,000	B	United Auto Group Inc., Senior Subordinated Notes, 9.625% due 3/15/12	145,631

			5,651,779

Semiconductors — 0.2%
		Freescale Semiconductor Inc., Senior Notes:
200,000	BB+	6.349% due 7/15/09 (c)	207,500
155,000	BB+	7.125% due 7/15/14	166,625

			374,125

Storage/Warehousing — 0.1%
265,000	BB-	Mobile Mini Inc., Senior Notes, 9.500% due 7/1/13	295,475

Telecommunications — 11.6%
		AT&T Corp., Senior Notes:
204,000	BB+	9.050% due 11/15/11	235,110
1,085,000	BB+	9.750% due 11/15/31	1,426,775
1,130,000	B-	Cincinnati Bell Inc., 7.000% due 2/15/15	1,113,050
		Citizens Communications Co.:
2,325,000	BB+	Notes, 9.250% due 5/15/11	2,586,562
		Senior Notes:
95,000	BB+	7.625% due 8/15/08	100,344
225,000	BB+	6.250% due 1/15/13	218,531
200,000	BB+	9.000% due 8/15/31	208,500
880,000	B-	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (a)(b)	932,800
70,000	B	Inmarsat Finance II PLC, step bond to yield 8.209% due 11/15/12	57,925
23,000	B	Inmarsat Finance PLC, Senior Notes, 7.625% due 6/30/12	24,294
		Intelsat Bermuda Ltd., Senior Notes:
1,425,000	B+	8.250% due 1/15/13 (a)	1,457,062
215,000	B+	8.625% due 1/15/15 (a)	224,138
1,240,000	B	Intelsat Ltd., Notes, 7.625% due 4/15/12 (b)	1,078,800
355,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	313,288
		MCI Inc., Senior Notes:
746,701	B+	6.908% due 5/1/07	756,035
100,000	B+	7.688% due 5/1/09	104,250
2,005,000	B+	8.735% due 5/1/14	2,250,612
		Nextel Communications Inc.:
470,000	A-	Senior Notes, Series E, 6.875% due 10/31/13	503,859
1,590,000	A-	Senior Notes, Series F, 5.950% due 3/15/14	1,654,176
800,000	A-	Senior Serial Redeemable Notes, Series D, 7.375% due 8/1/15	864,742
344,000	B-	Nortel Networks Ltd., Notes, 6.125% due 2/15/06	346,580
130,000	B-	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	137,800

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Telecommunications — 11.6% (continued)
		PanAmSat Corp.:
$ 105,000	BB+	Notes, 6.375% due 1/15/08	$107,100
1,130,000	B+	Senior Notes, 9.000% due 8/15/14	1,194,975
		Qwest Capital Funding Inc.:
90,000	B	7.900% due 8/15/10 (b)	90,675
190,000	B	7.250% due 2/15/11 (b)	182,875
		Qwest Communications International Inc.:
260,000	B	7.290% due 2/15/09 (c)	260,000
1,100,000	B	7.250% due 2/15/11	1,078,000
320,000	B	7.500% due 2/15/14	308,800
870,000	B	Senior Notes, 7.500% due 2/15/14 (a)	839,550
		Qwest Corp.:
310,000	BB-	Debentures, 8.875% due 6/1/31	316,200
50,000	BB-	Notes, 8.875% due 3/15/12	54,875
		Senior Notes:
1,490,000	BB-	7.875% due 9/1/11	1,557,050
425,000	BB-	6.671% due 6/15/13 (a)(c)	447,313
180,000	BB-	7.625% due 6/15/15 (a)	185,400
1,439,000	B	Qwest Services Corp., Senior Secured Notes, 13.500% due 12/15/10	1,665,642
		Rogers Wireless Communications Inc.:
		Secured Notes:
1,075,000	BB	6.995% due 12/15/10 (c)	1,126,062
720,000	BB	7.250% due 12/15/12	775,800
410,000	BB	6.375% due 3/1/14	419,225
791,000	BB	Senior Notes, 9.625% due 5/1/11	926,459
35,000	B+	Senior Subordinated Notes, 8.000% due 12/15/12 (b)	37,625
185,000	BB	Rogers Wireless Inc., Debentures, 9.750% due 6/1/16	226,856
160,000	B-	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (a)	152,800
390,000	CCC	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	436,800
480,000	BBB-	US Unwired Inc., Second Priority Secured Notes, Series B, 10.000% due 6/15/12	559,200
755,000	B	Valor Telecommunications Enterprises LLC/Finance Corp., 7.750% due 2/15/15	745,562

			30,290,077

Tobacco — 0.1%
330,000	BB+	RJ Reynolds Tobacco Holdings Inc., Notes, 6.500% due 7/15/10 (a)	331,650

Transportation — 1.6%
		CHC Helicopter Corp., Senior Subordinated Notes:
170,000	B	7.375% due 5/1/14	173,613
135,000	B	7.375% due 5/1/14 (a)	137,869
540,000	BB-	GulfMark Offshore Inc., 7.750% due 7/15/14	579,150
820,000	CCC+	H-Lines Finance Holding Corp., Senior Discount Notes, step bond to yield 10.997% due 4/1/13 (a)	673,425
750,000	CCC+	Horizon Lines, LLC/Horizon Lines Holding Co., Senior Notes, 9.000% due 11/1/12	816,562
552,000	B+	OMI Corp., Senior Notes, 7.625% due 12/1/13	569,940
480,000	B-	Progress Rail Services Corp./Progress Metal Reclamation Co., Senior Notes, 7.750% due 4/1/12 (a)	490,200
707,000	BB-	Teekay Shipping Corp., Senior Notes, 8.875% due 7/15/11 (b)	812,166

			4,252,925

Utilities — 0.2%
220,000	BB-	MSW Energy Holdings II LLC/MSW Energy Finance Co. II Inc., 7.375% due 9/1/10	229,900
290,000	BB-	MSW Energy Holdings LLC/MSW Energy Finance Co. Inc., Secured Notes, 8.500% due 9/1/10	313,200

			543,100

		TOTAL CORPORATE BONDS & NOTES (Cost — $240,695,643)	246,454,455

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
$ 485,177	Blackrock Capital Finance LP, 9.479% due 9/25/26	$298,384
179,611	Ocwen Residential MBS Corp., Series 1998-R1, Class C1, 7.000% due 10/25/40	28,738

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $373,752)	327,122

CONVERTIBLE BOND — 0.1%

Chemicals — 0.1%
310,000	Hercules Inc., Series Unit, 6.500% due 6/30/29 (Cost — $257,032)	246,450

Shares
PREFERRED STOCKS — 0.4%
CONSUMER DISCRETIONARY — 0.2%

Media — 0.2%
56	Paxson Communications Corp., 14.250% (b)(e)	378,933
8,460	Shaw Communications Inc., 8.500%	217,591

	TOTAL CONSUMER DISCRETIONARY	596,524

HEALTH CARE — 0.2%

Health Care Equipment & Supplies — 0.2%
489	Fresenius Medical Care Capital Trust II, 7.875%	506,115

	TOTAL PREFERRED STOCKS (Cost — $995,928)	1,102,639

CONVERTIBLE PREFERRED STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.2%

Automobiles — 0.2%
17,600	General Motors Corp., Senior Debentures, Series B, 5.250% due 3/6/32 (Cost — $339,505)	331,408

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $242,661,860)	248,462,074

Face Amount
SHORT-TERM INVESTMENTS — 12.5%
REPURCHASE AGREEMENTS — 3.5%
$ 6,617,000	Interest in $666,711,000 joint tri-party repurchase agreement dated 8/31/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 3.580% due 9/1/05, Proceeds at maturity — $6,617,658; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.000% due 9/21/05 to 11/15/24; Market value — $6,749,372)	6,617,000
2,580,000	State Street Bank & Trust Co. dated 8/31/05, 3.250% due 9/1/05; Proceeds at maturity — $2,580,233; (Fully collateralized by U.S. Treasury Notes & Bonds, 8.750% to 12.000% due 8/15/13 to 5/15/17; Market value — $2,633,088)	2,580,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $9,197,000)	9,197,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Shares	Security	Value
SECURITIES PURCHASED FROM SECURITIES LENDING COLLATERAL — 9.0%
23,729,977	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $23,729,977)	$23,729,977

	TOTAL SHORT-TERM INVESTMENTS (Cost — $32,926,977)	32,926,977

	TOTAL INVESTMENTS — 107.3% (Cost — $275,588,837#)	281,389,051
	Liabilities in Excess of Other Assets — (7.3)%	(19,149,819)

	TOTAL NET ASSETS — 100.0%	$262,239,232

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees unless otherwise noted.
(b)	All or a portion of this security is on loan (See Notes 1 and 3).
(c)	Variable rate securities. Coupon rates disclosed are those which are in effect at August 31, 2005.
(d)	Rating by Moody’s Investors Service Inc. All ratings are unaudited.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Security in default as of October 10, 2005.
#	Aggregate cost for federal income tax purposes is $276,520,072.

See page 126 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating‡	Security	Value
MUNICIPAL BONDS — 93.3%

Alabama — 2.7%
$1,000,000	Aaa (a)	Alabama State Board of Education, Revenue, Jefferson State Community College, AMBAC-Insured, 5.000% due 10/1/22	$1,083,920

Arizona — 2.7%
1,000,000	Aaa (a)	Arizona Student Loan Acquisition Authority Student Loan Revenue, Refunding, Senior Series A-1, 5.650% due 5/1/14 (b)	1,075,080

California — 5.7%
1,110,000	AAA	Costa Mesa, CA, COP, Refunding, Public Facilities Project, MBIA-Insured, 5.000% due 10/1/18	1,203,395
1,000,000	AAA	Los Angeles, CA, Department of Water & Power Waterworks Revenue, Series C, MBIA-Insured, 5.250% due 7/1/19	1,111,700

			2,315,095

Colorado — 2.9%
1,000,000	AA	Colorado Water Resources & Power Development Authority, Drinking Water Revenue, Refunding, Revolving Fund Series A, 5.500% due 9/1/22	1,180,900

Connecticut — 2.7%
1,000,000	AAA	Connecticut State, GO, Refunding, Series B, MBIA-Insured, 5.000% due 6/1/17	1,096,230

District of Columbia — 5.6%
1,000,000	AAA	District of Columbia, GO, Series B, CPI Linked, FSA-Insured, 4.840% due 6/1/20 (c)	1,110,720
1,075,000	AAA	Metropolitian Washington, D.C. Airport Authority System, Refunding, Series D, FSA-Insured, 5.375% due 10/1/18 (b)	1,165,203

			2,275,923

Florida — 6.1%
1,000,000	AAA	Florida State Board of Education Lottery Revenue, Series C, FGIC-Insured, 5.250% due 7/1/20	1,086,790
1,250,000	AAA	Tampa, FL, Utility Tax & Special Revenue, Refunding, Series A, AMBAC-Insured, 5.250% due 10/1/19	1,384,100

			2,470,890

Hawaii — 2.7%
1,000,000	AA-	Maui County, HI, GO, Series A, 5.500% due 3/1/15	1,097,990

Illinois — 5.7%
1,000,000	AAA	Chicago, IL, Board of Education, GO, School Reform Board, Series A, FGIC-Insured, 5.250% due 12/1/20	1,147,700
1,000,000	AAA	University of Illinios, University Revenue, Auxiliary Facilities System, Series B, FGIC-Insured, 5.500% due 4/1/19	1,173,100

			2,320,800

Indiana — 8.4%
1,000,000	Aaa (a)	Allen County, IN, Public Library Building Corp., First Mortgage, MBIA-Insured, Call 1/15/11 @ 101, 5.000% due 1/15/17 (d)	1,095,350
1,200,000	NR	Indiana Bond Bank, Special Project Hendricks, Series B, Call 2/1/07 @ 102, 6.125% due 2/1/17 (d)	1,275,144
1,000,000	AAA	Indiana Health Facility Financing Authority Hospital Revenue, Refunding, Methodist Hospital Industry, Series A, 5.750% due 9/1/15 (e)	1,015,550

			3,386,044

Iowa — 2.8%
1,000,000	AAA	Des Moines, IA, Public Package Systems Revenue, Series A, FGIC-Insured, 5.750% due 6/1/13	1,110,720

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating‡	Security	Value

Kansas — 2.9%
$1,065,000	AA	Kansas State Development Finance Authority, Revenue, Kansas Transition Revolving Fund, 5.000% due 10/1/20	$1,169,200

Michigan — 2.8%
1,000,000	AAA	Michigan State House of Representatives, COP, AMBAC-Insured, 5.250% due 8/15/14	1,130,070

Minnesota — 2.0%
750,000	AAA	Southern Minnesota Municipal Power Agency, Power Supply System Revenue, Series A, 5.750% due 1/1/18	814,470

Nevada — 3.2%
1,220,000	AAA	University of Nevada, University Revenue, Community College System, FSA-Insured, 5.250% due 7/1/16	1,306,047

New Jersey — 2.8%
1,000,000	AAA	New Jersey State Transportation Corp., COP, Series A, AMBAC-Insured, 5.500% due 9/15/15	1,146,000

New York — 5.7%
1,000,000	AA-	New York State Dormitory Authority Revenue, Series B, 5.250% due 5/15/12 (c)	1,093,560
1,100,000	AAA	New York State Urban Development Corp. Revenue, Refunding, Correctional Capital Facilities, Series A, FSA-Insured, 5.250% due 1/1/14	1,215,533

			2,309,093

North Carolina — 2.7%
1,000,000	AAA	Johnston County, NC, GO, FGIC-Insured, 5.000% due 6/1/21	1,083,330

Ohio — 2.6%
1,000,000	AAA	Ohio State Building Authority Revenue, State Facilities Adult Correctional Project, Series A, MBIA-Insured, 4.500% due 4/1/24	1,030,090

Oklahoma — 2.6%
1,000,000	AAA	Oklahoma City, OK, Airport Trust, Series A, FSA-Insured, 5.250% due 7/1/21	1,065,970

Oregon — 2.7%
1,000,000	AAA	Oregon State Department Administrative Services, COP, Series A, FSA-Insured, 5.000% due 5/1/24	1,079,370

Pennsylvania — 2.5%
1,000,000	Aaa (a)	Pennsylvania State Higher EFA Revenue, State Systems Higher Education, Series Z, MBIA-Insured, 4.000% due 6/15/20	1,005,840

Texas — 7.6%
1,235,000	AAA	Grapevine, TX, Refunding, Tax Increment, Series A, MBIA-Insured, 5.000% due 8/15/18	1,343,445
620,000	AAA	Texas State Department of Housing & Community Affairs Residential Mortgage Revenue, Refunding, Series A, GNMA/FNMA-Insured, 6.200% due 7/1/19 (b)	643,058
1,000,000	AAA	University of North Texas, University Revenue, Financing System, FGIC-Insured, 5.000% due 4/15/18	1,067,100

			3,053,603

Washington — 2.5%
1,000,000	AAA	Seattle, WA, Water System Revenue, Refunding, MBIA-Insured, 4.625% due 9/1/24	1,026,530

Wisconsin — 2.7%
1,000,000	Aaa (a)	Sun Prairie, WI, Area School District, GO, FGIC-Insured, 5.625% due 4/1/16	1,099,630

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $35,908,889)	37,732,835

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating‡	Security	Value
SHORT-TERM INVESTMENTS (f) — 7.8%

Georgia — 0.7%
$ 300,000	A-1+	Burke County, GA, Development Authority PCR, Oglethorpe Power Corp. Project C, MBIA-Insured, 2.340% due 9/1/05	$300,000

Massachusetts — 0.3%
100,000	Aa1 (a)	Massachusetts HEFA Revenue, Capital Asset Program, Series E, 2.300% due 9/1/05	100,000

Missouri — 0.5%
		Missouri State HEFA:
100,000	A-1+	Christian Brothers, Series A, 2.370% due 9/1/05	100,000
100,000	A-1+	Educational Facilities Revenue, LOC-Bank of America NA, 2.320% due 9/1/05	100,000

			200,000

New York — 0.3%
100,000	A-1+	New York State LGAC, Refunding, Subordinated Lien, Series 4V, FSA-Insured, SPA-Westdeustche Landesbank, 2.310% due 9/7/05	100,000

Tennessee — 4.3%
		Blount County, TN, Public Building Authority, Local Government Public Improvement Revenue:
290,000	NR	Series A-1H, AMBAC-Insured, LOC-KBC Bank NV, 2.360% due 9/1/05	290,000
100,000	NR	Series A-2C, AMBAC-Insured, LOC-KBC Bank NV, 2.360% due 9/1/05	100,000
		Sevier County, TN, Public Building Authority, Local Government Improvement:
500,000	NR	Series IV-1, FSA-Insured, 2.360% due 9/1/05	500,000
200,000	NR	Series IV-2, FSA-Insured, 2.360% due 9/1/05	200,000
400,000	NR	Series IV-E-1, AMBAC-Insured, 2.360% due 9/1/05	400,000
260,000	NR	Series IV-E-3, AMBAC-Insured, 2.360% due 9/1/05	260,000

			1,750,000

Texas — 1.7%
500,000	A-1+	Harris County, TX, Health Facilities Development Corp., Special Facilities, Texas Medical Center Project, MBIA-Insured, 2.340% due 9/1/05	500,000
200,000	A-1+	Harris County, TX, Health Facilities Development Corp. Revenue, Refunding Bonds, The Methodist Systems, Series B, 2.340% due 9/1/05	200,000

			700,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $3,150,000)	3,150,000

		TOTAL INVESTMENTS — 101.1% (Cost — $39,058,889)	40,882,835
		Liabilities in Excess of Other Assets — (1.1)%	(459,861)

		TOTAL NET ASSETS — 100.0%	$40,422,974

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Rating by Moody’s Investors Service Inc. All ratings are unaudited.
(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(c)	Variable rate securities. Coupon rates disclosed are those which are in effect at August 31, 2005.
(d)	Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(e)	Bonds are escrowed to maturity by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(f)	Variable rate demand obligations have a demand feature under which the fund could tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is $39,044,094.

See page 126 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Abbreviations used in this schedule:

AMBAC	—	Ambac Assurance Corporation
COP	—	Certificate of Participation
CPI	—	Consumer Price Index
FGIC	—	Financial Guaranty Insurance Company
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HEFA	—	Health & Educational Facilities Authority
LGAC	—	Local Government Assistance Corporation
LOC	—	Letter of Credit
MBIA	—	Municipal Bond Investors Assurance Corporation
PCR	—	Pollution Control Revenue
SPA	—	Standby Bond Purchase Agreement

Summary of Investments by Industry*

General Obligation	25.2%
Education	22.5
Public Facilities	13.9
Transportation	8.3
Water and Sewer	8.1
Industrial Development	6.8
Utilities	5.4
Hospitals	4.2
Finance	3.1
Housing	2.5

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
SOVEREIGN BONDS — 58.5%

Belgium — 0.3%
400,000	EUR	Kingdom of Belgium, 5.750% due 3/28/08 (a)	$535,114

France — 15.6%
1,000,000	EUR	French Treasury Notes, 3.000% due 7/12/08 (a)	1,256,841
		Government of France:
6,500,000	EUR	6.500% due 4/25/11 (a)	9,620,688
1,800,000	EUR	4.000% due 4/25/14 (a)	2,386,361
1,800,000	EUR	4.000% due 10/25/14 (a)	2,386,319
1,900,000	EUR	5.500% due 4/25/29 (a)	3,064,884
3,000,000	EUR	5.750% due 10/25/32 (a)	5,071,155
100,000	EUR	4.750% due 4/25/35 (a)	148,599

			23,934,847

Germany — 17.3%
400,000	EUR	Bundesobligation, 3.500% due 10/9/09 (a)	512,851
		Bundesrepublik Deutschland:
200,000	EUR	4.500% due 7/4/09 (a)	264,891
6,800,000	EUR	5.000% due 7/4/12	9,510,396
1,900,000	EUR	4.250% due 1/4/14	2,562,388
2,800,000	EUR	6.250% due 1/4/24 (a)	4,748,994
700,000	EUR	6.500% due 7/4/27 (a)	1,249,994
900,000	EUR	5.625% due 1/4/28 (a)	1,460,025
3,100,000	EUR	6.250% due 1/4/30 (a)	5,481,887
600,000	EUR	4.750% due 7/4/34 (a)	893,095

			26,684,521

Greece — 3.5%
3,500,000	EUR	Hellenic Republic, 6.500% due 1/11/14 (a)	5,380,271

Italy — 0.9%
1,050,000	EUR	Buoni Poliennali Del Tesoro, 4.500% due 5/1/09	1,386,577

Japan — 3.4%
		Japan Government:
450,000,000	JPY	1.500% due 3/20/14	4,169,384
110,000,000	JPY	1.600% due 6/20/14	1,024,312

			5,193,696

Netherlands — 3.6%
		Netherlands Government:
4,000,000	EUR	5.250% due 7/15/08 (a)	5,329,901
200,000	EUR	3.750% due 7/15/14 (a)	260,391

			5,590,292

Poland — 1.3%
6,280,000	PLN	Poland Government Bond, 6.000% due 5/24/09 (a)	2,018,626

Portugal — 3.3%
4,000,000	EUR	Portugal Obrigacoes do Tesouro, 3.250% due 7/15/08 (a)	5,048,517

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value

Russia — 0.7%
1,000,000		Russian Federation, step bond to yield 3.443% due 3/31/30 (a)	$1,143,125

Spain — 7.3%
		Spanish Government:
5,600,000	EUR	3.600% due 1/31/09 (a)	7,178,952
2,200,000	EUR	5.750% due 7/30/32 (a)	3,709,307
200,000	EUR	4.200% due 1/31/37 (a)	272,707

			11,160,966

United Kingdom — 1.3%
		United Kingdom Treasury:
860,000	GBP	7.500% due 12/7/06 (a)	1,612,975
200,000	GBP	4.750% due 6/7/10	370,747

			1,983,722

		TOTAL SOVEREIGN BONDS (Cost — $88,133,543)	90,060,274

CORPORATE BONDS & NOTES (a) — 4.3%

Cayman Islands — 0.1%
100,000		Vita Capital Ltd., Series 2003-I, Notes, 4.854% due 1/1/07 (b)(c)	100,370

France — 0.3%
300,000	EUR	France Telecom SA, Senior Unsubordinated Medium-Term Note, 7.250% due 1/28/13	464,230

Greece — 0.3%
370,000	EUR	Public Power Corp., Notes, 4.500% due 3/12/09	480,547

Hong Kong — 0.5%
500,000	EUR	Hutchinson Whampoa Finance Ltd., 5.875% due 7/8/13	706,346

Italy — 0.7%
720,000	EUR	Telecom Italia SpA, Medium-Term Note, 6.250% due 2/1/12	1,034,700

Luxembourg — 0.5%
567,000	EUR	Hannover Finance Luxembourg SA, 5.000% due 6/1/15 (c)	718,767

Mexico — 0.5%
540,000	EUR	PEMEX Project Funding Master Trust, 6.250% due 8/5/13 (b)	759,630

Netherlands — 0.2%
280,000	EUR	TPSA Eurofinance BV, Medium-Term Note, 6.625% due 3/1/06	352,406

United Kingdom — 0.6%
1,000,000		Royal Bank of Scotland PLC, Notes, 3.680% due 7/21/08 (b)(c)	1,000,330

United States — 0.6%
300,000		DaimlerChrysler North America Holding Corp., Notes, 6.400% due 5/15/06	304,043
300,000		IBJ Preferred Capital Co., 8.790% due 6/30/08 (b)(c)	330,329
200,000		Mizuho JGB Investment LLC, Bonds, 9.870% due 6/30/08 (b)(c)	225,835
100,000		Tyco International Group SA, 6.375% due 2/15/06	100,899

			961,106

		TOTAL CORPORATE BONDS & NOTES (Cost — $5,900,625)	6,578,432

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
ASSET-BACKED SECURITIES (a)(c) — 3.5%

Home Equity — 3.5%
1,504,413		AAA Trust, Series 2005-2, Class A1, 3.741% due 11/26/35 (b)	$1,503,797
600,000		Asset Backed Funding Certificates, Series 2005-HE2, Class A2A, 3.780% due 6/25/35 (d)	600,000
1,235,155		Countrywide Asset-Backed Certificates, Series 2005-5, Class 2A1, 3.721% due 10/25/35	1,235,879
379,880		Federal Home Loan Mortgage Corp. (FHLMC) Structured Pass Through Securities, Series T-35, Class A, 3.781% due 9/25/31	380,201
156,040		Finance America Mortgage Loan Trust, Series 2004-1, Class 2A1, 3.811% due 6/25/34	156,171
717,728		Quest Trust, Series 2005-X1, Class A1, 3.821% due 3/25/35 (b)	717,616
205,521		Renaissance Home Equity Loan Trust, Series 2004-4, Class AF1, 3.841% due 2/25/35	205,991
536,103		Structured Asset Securities Corp., Series 2005-WF1, Class A1, 3.731% due 2/25/35	536,472

		TOTAL ASSET-BACKED SECURITIES (Cost — $5,335,511)	5,336,127

MORTGAGE-BACKED SECURITIES — 0.9%

Federal National Mortgage Association (FNMA) — 0.9%
		FNMA:
390,229		5.500% due 10/1/34 (a)	394,501
1,000,000		4.198% due 9/22/35 (d)(e)	994,297

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $1,387,829)	1,388,798

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.4%
469,548		Banc of America Mortgage Securities, Series 2004-4, Class 1A9, 5.000% due 5/25/34 (a)	470,234
		Countrywide Home Loans:
275,777		Series 2005-11, Class 3A1, 4.376% due 4/25/35 (a)(c)(d)	277,790
1,151,531		Series 2005-2, Class 1A1, 3.961% due 3/25/35 (a)(c)	1,153,870
258,388		Series 2005-3, Class 2A1, 3.931% due 4/25/35 (a)(c)	258,025
900,000		Federal Home Loan Mortgage Corp. (FHLMC), 8.000% due 12/15/22	896,062
295,355		GMAC Mortgage Corp. Loan Trust, Series 2004-J4, Class A1, 5.500% due 9/25/34 (a)	298,980
528,198		Government National Mortgage Association (GNMA), Series 2004-68, Class ZC, 6.000% due 8/20/34 (a)	553,011
700,000	GBP	Permanent Financing PLC, Series 4, Class 5A2, 5.030% due 6/10/42 (a)(c)	1,264,060
674,797		SACO I Trust, Series 2004-3A, Class A, 3.911% due 12/25/35 (a)(b)(c)	675,430
478,543		Structured Asset Mortgage Investments, Inc., Series 2005-AR2, Class 2A1, 3.871% due 5/25/45 (a)(c)	477,011
		Structured Asset Securities Corp.:
179,598		Series 2004-S4, Class A1, 3.811% due 12/25/34 (a)(c)	179,712
300,000		Series 2005-S5, Class A1, 3.741% due 8/25/35 (a)(c)	300,000
25,946		Washington Mutual, Series 2002-AR9, Class 1A, 4.033% due 8/25/42 (a)(c)	26,032

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $6,834,995)	6,830,217

U.S. GOVERNMENT & AGENCY OBLIGATIONS (a) — 12.7%

U.S. Government Agencies — 9.4%
		FNMA:
5,581,274		5.500% due 5/1/34	5,645,584
6,939,777		5.500% due 11/1/34	7,015,760
1,881,769		5.500% due 2/1/35	1,902,372

			14,563,716

U.S. Government Obligations — 3.3%
		U.S. Treasury Bonds:
850,000		8.875% due 2/15/19	1,253,851
1,700,000		8.125% due 5/15/21	2,444,947

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value

U.S. Government Obligations — 3.3% (continued)
		U.S. Treasury Notes, Inflation Indexed:
814,880		1.625% due 1/15/15	$814,148
499,965		1.875% due 7/15/15	510,550

			5,023,496

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $19,458,233)	19,587,212

Contracts
PURCHASED OPTIONS — 0.0%

Germany — 0.0%
1,200,000	EUR	OTC 6 month Euro Swap 3.700% Nov Call	21,785

United States — 0.0%
151		Eurodollar Futures, Put @ $94.625, Expire 9/19/05	0

		TOTAL PURCHASED OPTIONS (Cost — $17,326)	21,785

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $127,068,062)	129,802,845

Face Amount
SHORT-TERM INVESTMENTS — 28.1%
COMMERCIAL PAPER — 25.3%
$ 4,200,000		Anz (Delaware) Inc., 3.790% due 12/27/05 (a)	4,148,185
1,000,000		Asb Bank Ltd., 3.550% due 10/7/05 (a)	996,450
2,700,000		CBA Delaware Finance, 3.550% due 10/25/05 (a)	2,685,622
		Danske Corp., Series A:
3,900,000		3.605% due 11/4/05 (a)	3,874,407
400,000		3.625% due 11/7/05 (a)	397,375
4,100,000		Dexia Delaware LLC, 3.610% due 11/1/05 (a)	4,074,552
4,300,000		ING U.S. Funding LLC, 3.560% due 10/26/05 (a)	4,276,613
4,200,000		Nordea North America Inc., 3.620% due 10/31/05 (a)	4,174,156
6,300,000		Oesterreich Kommunalkredit Austria AG, 3.490% due 9/29/05 (a)	6,282,899
500,000		Societe Generale North America, 3.790% due 12/28/05 (a)	493,776
2,800,000		Spintab Swedmortgage, 3.600% due 10/21/05 (a)	2,786,000
4,100,000		UBS Finance Delaware LLC, 3.670% due 11/30/05 (a)	4,061,634
700,000		Westpac Capital Corp., 3.560% due 10/26/05 (a)	696,193

		TOTAL COMMERCIAL PAPER (Cost — $38,950,101)	38,947,862

REPURCHASE AGREEMENT — 2.2%
3,390,000		State Street Bank & Trust Co. dated 8/31/05, 3.250% due 9/1/05; Proceeds at maturity — $3,390,306; (Fully collateralized by U.S. Treasury Bond, 9.875% due 11/15/15; Market value — $3,462,600) (Cost — $3,390,000) (a)	3,390,000

U.S. TREASURY BILLS — 0.6%
865,000		U.S. Treasury Bills, 2.948% due 9/15/05 (Cost — $864,009) (a)(f)	864,009

		TOTAL SHORT-TERM INVESTMENTS (Cost — $43,204,110)	43,201,871

		TOTAL INVESTMENTS — 112.4% (Cost — $170,272,172#)	173,004,716
		Liabilities in Excess of Other Assets — (12.4)%	(19,095,136)

		TOTAL NET ASSETS — 100.0%	$153,909,580

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

†	Face amount denominated in U.S. dollars, unless otherwise indicated.
(a)	All or a portion of this security is segregated for open futures contracts, extended settlements, purchased options, swap transactions, foreign currency contracts, TBA’s, and short sales.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees unless otherwise noted.
(c)	Variable rate securities. Coupon rates disclosed are those which are in effect at August 31, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(e)	This security is traded on a “to-be-announced” basis.
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts and open purchased options.
#	Aggregate cost for federal income tax purposes is $171,522,173.

Abbreviations used in this schedule:

EUR	—	Euro
GBP	—	Great Britain Pound
JPY	—	Japanese Yen
PLN	—	Polish Zloty

Summary of Investments by Security Type*

Sovereign Bonds	52.1%
Short-Term Investments	25.0
U.S. Government & Agency Obligations	11.3
Collateralized Mortgage Obligations	3.9
Corporate Bonds & Notes	3.8
Asset-Backed Securities	3.1
Mortgage-Backed Securities	0.8

100.0%

*	As a percentage of total investments.

Schedule of Security Sold Short

Face Amount†	Security	Value
30,000GBP	United Kingdom Treasury Gilt, 4.750% due 9/17/15 (Proceeds — $56,137)	$56,654

See Notes to Financial Statements.

Ratings

(unaudited)

Bond Ratings
The definitions of the applicable rating symbols are set forth below:
Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “C” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “C” where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.
Short-Term Security Ratings
SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

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Statements of Assets and Liabilities

August 31, 2005

	Large Capitalization Value Equity Investments	Large Capitalization Growth Investments	Small Capitalization Value Equity Investments
ASSETS:
Investments, at cost	$1,166,036,291	$1,200,632,168	$391,162,594
Foreign currency, at cost	—	—	—

Investments, at value	$1,347,150,787	$1,519,613,695	$476,549,232
Foreign currency, at value	—	—	—
Cash	3,779	1,586	6,199
Receivable for securities sold	3,700,007	784,129	3,272,471
Dividends and interest receivable	3,644,819	978,747	640,271
Receivable for Fund shares sold	2,626,209	3,820,077	440,286
Unrealized appreciation on swaps (Notes 1 and 3)	—	—	—
Receivable for open forward currency contracts (Notes 1 and 3)	—	—	—
Premiums received for open swaps	—	—	—
Prepaid expenses	30,155	32,088	9,178
Receivable from broker — variation margin on open futures contracts (Notes 1 and 3)	—	—	—
Deposits with brokers for futures contracts	—	—	—
Interest receivable for open swap contracts (Notes 1 and 3)	—	—	—
Receivable from Manager	—	—	—

Total Assets	1,357,155,756	1,525,230,322	480,917,637

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	—	—	93,010,255
Payable for securities purchased	2,675,011	2,119,569	1,463,093
Investments sold short, at value (proceeds received $12,069,474 and $56,137 respectively)	—	—	—
Payable for Fund shares repurchased	2,067,720	1,906,029	858,520
Due to custodian	—	—	—
Premiums paid for open swaps	—	—	—
Management fee payable	681,994	770,404	261,857
Transfer agent fees payable	285,695	307,088	184,242
Unrealized depreciation on swaps (Notes 1 and 3)	—	—	—
Administration fee payable	230,732	257,749	65,550
Dividends payable	—	—	—
Payable for open forward currency contracts (Notes 1 and 3)	—	—	—
Interest payable for short sales	—	—	—
Payable to broker — variation margin on open futures contracts (Notes 1 and 3)	—	—	—
Options written, at value (premium received $28,409) (Notes 1 and 3)	—	—	—
Deferred dollar roll income	—	—	—
Trustees’ fees payable	858	10	1,061
Interest payable for open swap contracts (Note 1 and 3)	—	—	—
Accrued expenses	94,973	113,832	73,435
Other liabilities	—	—	—

Total Liabilities	6,036,983	5,474,681	95,918,013

Total Net Assets	$1,351,118,773	$1,519,755,641	$384,999,624

NET ASSETS:
Par value (Note 5)	$117,518	$119,387	$22,708
Paid-in capital in excess of par value	1,128,111,752	1,553,725,648	215,588,699
Accumulated net investment loss	—	—	—
Undistributed net investment income	12,063,142	—	1,071,903
Accumulated net realized gain (loss) on investments, futures contracts, options written, short sales, swap contracts and foreign currency transactions	29,711,865	(353,070,921)	82,929,676
Net unrealized appreciation on investments, futures contracts, options written, short sales, swap contracts and foreign currency transactions	181,114,496	318,981,527	85,386,638

Total Net Assets	$1,351,118,773	$1,519,755,641	$384,999,624

Shares Outstanding	117,518,278	119,387,088	22,708,003

Net Asset Value	$11.50	$12.73	$16.95

See Notes to Financial Statements.

Small Capitalization Growth Investments	International Equity Investments	Emerging Markets Equity Investments	Government Money Investments	Core Fixed Income Investments	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments

$426,146,515	$988,389,764	$172,902,889	$96,619,699	$725,431,338	$275,588,837	$39,058,889	$170,272,172
—	26,130	2,995,524	—	192,877	—	—	1,316,855

$523,445,802	$1,145,696,883	$245,038,831	$96,619,699	$732,199,247	$281,389,051	$40,882,835	$173,004,716
—	26,127	2,955,190	—	194,412	—	—	1,331,255
956	2,080	614,296	922	—	5,407	9,368	655
5,569,787	155,859	2,353,719	—	52,856,808	878,136	—	26,818,104
69,759	1,858,755	896,213	37,359	3,629,456	4,837,338	517,845	1,899,351
662,348	2,628,673	663,854	421,618	1,954,627	1,125,543	218,383	589,279
—	—	—	—	208,214	—	—	716,215
—	1,597	22,741	—	50,447	—	—	611,128
—	—	—	—	246,141	—	—	—
9,418	18,556	6,192	2,618	10,936	5,833	6,352	4,073
—	—	—	—	103,202	—	—	111,594
—	—	94,951	—	—	—	—	—
—	—	—	—	8,839	—	—	—
—	—	—	67,203	—	—	—	—

529,758,070	1,150,388,530	252,645,987	97,149,419	791,462,329	288,241,308	41,634,783	205,086,370

105,794,584	234,132,974	—	—	106,034,114	23,729,977	—	—
5,096,955	4,470,696	3,126,560	—	136,062,480	1,556,698	1,131,712	46,979,724
—	—	—	—	12,201,327	—	—	56,654
1,064,383	1,108,750	462,302	436,043	968,637	357,218	11,766	255,083
—	—	—	—	1,203,242	—	—	—
—	—	—	—	313,943	—	—	2,337,055
280,883	489,892	64,240	—	178,611	120,679	13,384	65,212
260,334	248,076	124,916	149,413	107,966	114,555	4,500	77,383
—	—	—	—	86,131	—	—	1,170,951
70,446	153,021	42,429	—	89,571	44,128	6,692	26,085
—	—	—	124,012	—	—	—	—
—	11,212	139,983	—	113,120	—	—	120,458
—	—	—	—	30,957	—	—	184
—	—	15,057	—	107,460	—	—	—
—	—	—	—	16,620	—	—	—
—	—	—	—	12,598	—	—	—
478	431	1,041	344	449	378	686	444
—	—	—	—	—	—	—	11,863
79,162	148,183	200,433	63,722	89,811	78,443	43,069	75,694
—	—	318,624	—	—	—	—	—

112,647,225	240,763,235	4,495,585	773,534	257,617,037	26,002,076	1,211,809	51,176,790

$417,110,845	$909,625,295	$248,150,402	$96,375,885	$533,845,292	$262,239,232	$40,422,974	$153,909,580

$28,011	$81,823	$23,515	$96,403	$63,961	$54,842	$4,367	$18,699
668,756,006	960,053,164	260,284,932	96,300,594	536,174,940	342,767,163	40,278,360	153,335,828
—	—	—	—	—	—	—	(2,944,412)
—	8,210,830	1,741,313	—	1,723,651	—	147,569	—
(348,972,459)	(216,069,234)	(85,637,660)	(21,112)	(10,542,644)	(86,382,987)	(1,831,268)	756,113
97,299,287	157,348,712	71,738,302	—	6,425,384	5,800,214	1,823,946	2,743,352

$417,110,845	$909,625,295	$248,150,402	$96,375,885	$533,845,292	$262,239,232	$40,422,974	$153,909,580

28,010,709	81,823,488	23,515,403	96,402,784	63,961,246	54,842,108	4,366,645	18,699,334

$14.89	$11.12	$10.55	$1.00	$8.35	$4.78	$9.26	$8.23

See Notes to Financial Statements.

Statements of Operations

For the Year Ended August 31, 2005

	Large Capitalization Value Equity Investments	Large Capitalization Growth Investments	Small Capitalization Value Equity Investments
INVESTMENT INCOME:
Dividends	$29,670,065	$9,316,937	$7,188,183
Interest	1,140,469	1,136,228	258,522
Income from securities lending	—	—	116,992
Less: Foreign taxes withheld	(112,340)	(66,085)	(24,228)

Total Investment Income	30,698,194	10,387,080	7,539,469

EXPENSES:
Management fee (Note 2)	7,961,806	8,129,483	3,257,334
Administration fee (Note 2)	2,705,336	2,718,320	830,279
Transfer agent fees (Note 2)	998,524	1,043,848	833,733
Custody	81,378	96,756	48,928
Trustees’ fees	55,662	54,874	20,238
Legal fees	43,197	41,608	26,736
Shareholder reports	33,415	59,825	47,215
Registration fees	32,475	45,283	28,439
Audit and tax	30,170	30,101	26,431
Insurance	23,977	23,988	10,204
Miscellaneous expenses	2,825	3,169	3,784

Total Expenses	11,968,765	12,247,255	5,133,321
Less: Management and administration fee waiver and expense reimbursement (Notes 2 and 8)	(287,154)	(277,921)	(264,386)

Net Expenses	11,681,611	11,969,334	4,868,935

Net Investment Income (Loss)	19,016,583	(1,582,254)	2,670,534

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SHORT SALES, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	105,489,005	42,558,683	89,182,979
Futures contracts	—	—	—
Options written	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	322	—	(56)

Net Realized Gain	105,489,327	42,558,683	89,182,923

Change in Net Unrealized Appreciation/Depreciation From:
Investments	76,907,242	179,917,671	1,043,501
Futures contracts	—	—	—
Options written	—	—	—
Short sales	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	(260)	—	—

Change in Net Unrealized Appreciation/Depreciation	76,906,982	179,917,671	1,043,501

Net Increase from Payment by Affiliates	90,008	—	—

Net Gain on Investments, Futures Contracts, Options Written, Short Sales, Swap Contracts and Foreign Currency Transactions	182,486,317	222,476,354	90,226,424

Increase in Net Assets From Operations	$201,502,900	$220,894,100	$92,896,958

See Notes to Financial Statements.

Small Capitalization Growth Investments	International Equity Investments	Emerging Markets Equity Investments	Government Money Investments	Core Fixed Income Investments	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments

$1,061,288	$18,760,641	$6,798,286	$—	$17,794	$123,138	$—	$—
295,133	922,390	93,814	2,342,411	21,645,861	17,196,133	1,615,096	5,656,495
146,152	672,653	—	—	102,294	65,488	—	—
(6,824)	(1,661,548)	(828,408)	—	—	547	—	(37)

1,495,749	18,694,136	6,063,692	2,342,411	21,765,949	17,385,306	1,615,096	5,656,458

2,939,727	4,891,927	1,777,563	140,292	1,986,144	1,270,594	144,728	847,370
737,246	1,508,079	446,592	187,055	996,563	464,665	72,364	338,948
974,526	841,266	505,877	610,688	494,144	445,412	17,846	307,335
39,991	298,283	544,515	16,601	140,413	97,806	12,983	92,643
18,021	31,465	12,382	7,453	22,937	12,729	5,593	10,411
29,342	30,544	24,743	22,171	26,361	24,685	22,310	23,517
39,862	35,544	25,061	25,814	23,111	23,173	4,966	25,333
30,707	37,743	15,667	22,936	28,238	29,550	16,767	29,681
27,452	28,098	36,395	25,595	25,900	25,600	23,737	25,800
10,372	13,621	6,376	4,338	11,276	6,596	2,083	5,047
3,643	3,239	3,492	2,380	3,693	4,125	2,766	3,430

4,850,889	7,719,809	3,398,663	1,065,323	3,758,780	2,404,935	326,143	1,709,515
(268,231)	(257,485)	(179,720)	(747,723)	(203,554)	(103,344)	(6,643)	(94,265)

4,582,658	7,462,324	3,218,943	317,600	3,555,226	2,301,591	319,500	1,615,250

(3,086,909)	11,231,812	2,844,749	2,024,811	18,210,723	15,083,715	1,295,596	4,041,208

32,635,045	52,310,187	36,211,911 *	—	3,530,695	6,324,470	110,072	8,142,980
—	—	29,583	—	1,725,644	—	—	3,124,035
—	—	—	—	487,738	—	—	129,572
—	—	—	—	10,070	—	—	(1,241,438)
2,236	(463,657)	(397,146)	—	483,552	—	—	(5,270,193)

32,637,281	51,846,530	35,844,348	—	6,237,699	6,324,470	110,072	4,884,956

50,605,222	93,488,039	35,298,171	—	(1,683,798)	(4,522,894)	71,304	(2,601,332)
—	—	(15,517)	—	(1,799,978)	—	—	61,217
—	—	—	—	72,896	—	—	—
—	—	—	—	(131,853)	—	—	(517)
—	—	—	—	122,083	—	—	(454,736)
—	415	(269,505)	—	(42,272)	—	—	(142,043)

50,605,222	93,488,454	35,013,149	—	(3,462,922)	(4,522,894)	71,304	(3,137,411)

—	—	104,701	—	—	—	—	—

83,242,503	145,334,984	70,962,198	—	2,774,777	1,801,576	181,376	1,747,545

$80,155,594	$156,566,796	$73,806,947	$2,024,811	$20,985,500	$16,885,291	$1,476,972	$5,788,753

*	Net of capital gains tax of $105,401.

See Notes to Financial Statements.

Statements of Changes in
 Net Assets

For the Years Ended August 31,

	Large Capitalization Value Equity Investments		Large Capitalization Growth Investments
	2005	2004	2005	2004
OPERATIONS:
Net investment income (loss)	$19,016,583	$14,965,780	$(1,582,254)	$(3,871,895)
Net realized gain	105,489,327	97,398,644	42,558,683	102,680,075
Change in net unrealized appreciation/depreciation	76,906,982	28,820,739	179,917,671	(53,872,509)
Net increase from payment by affiliate	90,008	—	—	—

Increase in Net Assets From Operations	201,502,900	141,185,163	220,894,100	44,935,671

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(15,008,704)	(17,504,343)	—	—
Net realized gains	—	—	—	—

Decrease in Net Assets From Distributions to Shareholders	(15,008,704)	(17,504,343)	—	—

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	235,376,292	319,541,600	321,826,453	289,471,578
Reinvestment of distributions	14,701,468	17,116,878	—	—
Cost of shares repurchased	(389,251,134)	(270,125,513)	(239,752,931)	(272,541,080)

Increase (Decrease) in Net Assets From Fund Share Transactions	(139,173,374)	66,532,965	82,073,522	16,930,498

Increase (Decrease) in Net Assets	47,320,822	190,213,785	302,967,622	61,866,169
NET ASSETS:
Beginning of year	1,303,797,951	1,113,584,166	1,216,788,019	1,154,921,850

End of year*	$1,351,118,773	$1,303,797,951	$1,519,755,641	$1,216,788,019

* Includes undistributed net investment income and overdistributed net investment income, respectively, of:	$12,063,142	$8,054,688	$—	$—

See Notes to Financial Statements.

Small Capitalization Value Equity Investments		Small Capitalization Growth Investments		International Equity Investments		Emerging Markets Equity Investments
2005	2004	2005	2004	2005	2004	2005	2004

$2,670,534	$2,915,372	$(3,086,909)	$(3,688,720)	$11,231,812	$5,395,699	$2,844,749	$1,438,162
89,182,923	54,676,867	32,637,281	83,365,060	51,846,530	97,381,732	35,844,348	49,551,944
1,043,501	34,280,803	50,605,222	(54,958,133)	93,488,454	(13,501,915)	35,013,149	(12,571,513)
—	—	—	—	—	—	104,701	—

92,896,958	91,873,042	80,155,594	24,718,207	156,566,796	89,275,516	73,806,947	38,418,593

(3,502,303)	(3,200,315)	—	—	(6,542,279)	(8,500,192)	(2,337,325)	(822,753)
(43,785,779)	—	—	—	—	—	—	—

(47,288,082)	(3,200,315)	—	—	(6,542,279)	(8,500,192)	(2,337,325)	(822,753)

53,855,042	64,371,901	124,795,334	82,723,146	291,007,801	118,534,396	56,437,957	59,116,228
46,502,013	3,136,620	—	—	6,435,533	8,352,717	2,307,383	813,221
(190,366,637)	(151,582,004)	(105,752,901)	(286,056,954)	(126,398,774)	(152,194,637)	(70,149,267)	(105,476,274)

(90,009,582)	(84,073,483)	19,042,433	(203,333,808)	171,044,560	(25,307,524)	(11,403,927)	(45,546,825)

(44,400,706)	4,599,244	99,198,027	(178,615,601)	321,069,077	55,467,800	60,065,695	(7,950,985)

429,400,330	424,801,086	317,912,818	496,528,419	588,556,218	533,088,418	188,084,707	196,035,692

$384,999,624	$429,400,330	$417,110,845	$317,912,818	$909,625,295	$588,556,218	$248,150,402	$188,084,707

$1,071,903	$2,713,452	$—	$—	$8,210,830	$(87,915)	$1,741,313	$1,548,075

See Notes to Financial Statements.

Statements of Changes in
 Net Assets

For the Years Ended August 31,

(continued)

	Government Money Investments
	2005	2004
OPERATIONS:
Net investment income	$2,024,811	$488,667
Net realized gain	—	—
Change in net unrealized appreciation/depreciation	—	—

Increase in Net Assets From Operations	2,024,811	488,667

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(2,024,811)	(488,667)

Decrease in Net Assets From Distributions to Shareholders	(2,024,811)	(488,667)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	81,520,530	88,254,534
Reinvestment of distributions	1,899,900	472,008
Net asset value of shares issued in connection with the transfer of net assets of (Note 4):
Long-Term Bond Investments	—	—
Mortgage Backed Investments	—	—
Multi-Sector Fixed Income Investments	—	—
Cost of shares repurchased	(80,919,381)	(105,312,733)

Increase (Decrease) in Net Assets From Fund Share Transactions	2,501,049	(16,586,191)

Increase (Decrease) in Net Assets	2,501,049	(16,586,191)
NET ASSETS:
Beginning of year	93,874,836	110,461,027

End of year*	$96,375,885	$93,874,836

* Includes undistributed net investment income and/or overdistributed net investment income of:	$—	$—

See Notes to Financial Statements.

Core Fixed Income Investments		High Yield Investments		Municipal Bond Investments		International Fixed Income Investments
2005	2004	2005	2004	2005	2004	2005	2004

$18,210,723	$11,711,844	$15,083,715	$15,789,584	$1,295,596	$1,091,697	$4,041,208	$2,944,788
6,237,699	825,530	6,324,470	7,591,698	110,072	144,567	4,884,956	9,047,226
(3,462,922)	5,667,764	(4,522,894)	2,519,959	71,304	810,297	(3,137,411)	2,732,198

20,985,500	18,205,138	16,885,291	25,901,241	1,476,972	2,046,561	5,788,753	14,724,212

(19,231,971)	(11,889,622)	(17,408,214)	(16,171,887)	(1,370,584)	(1,152,482)	(9,192,761)	(11,403,364)

(19,231,971)	(11,889,622)	(17,408,214)	(16,171,887)	(1,370,584)	(1,152,482)	(9,192,761)	(11,403,364)

140,614,247	146,617,588	104,892,148	63,711,334	11,918,379	13,164,319	122,289,425	30,768,542
18,455,662	11,409,013	16,805,849	15,618,102	1,235,647	1,023,857	8,604,306	10,891,966

—	15,333,480	—	—	—	—	—	—
—	70,385,745	—	—	—	—	—	—
—	27,160,561	—	—	—	—	—	—
(107,786,068)	(114,272,118)	(98,585,898)	(76,599,296)	(6,732,139)	(9,573,581)	(89,991,961)	(40,598,864)

51,283,841	156,634,269	23,112,099	2,730,140	6,421,887	4,614,595	40,901,770	1,061,644

53,037,370	162,949,785	22,589,176	12,459,494	6,528,275	5,508,674	37,497,762	4,382,492

480,807,922	317,858,137	239,650,056	227,190,562	33,894,699	28,386,025	116,411,818	112,029,326

$533,845,292	$480,807,922	$262,239,232	$239,650,056	$40,422,974	$33,894,699	$153,909,580	$116,411,818

$1,723,651	$956,818	$—	$(119,460)	$147,569	$237,353	$(2,944,412)	$603,274

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Value Equity Investments
	2005		2004	2003	2002	2001(1)
Net Asset Value, Beginning of Year	$10.01		$9.00	$8.39	$10.07	$11.93

Income (Loss) From Operations:
Net investment income	0.16		0.12	0.13	0.12	0.12
Net realized and unrealized gain (loss)	1.45		1.03	0.59	(1.68)	(0.34)

Total Income (Loss) From Operations	1.61		1.15	0.72	(1.56)	(0.22)

Less Distributions From:
Net investment income	(0.12)		(0.14)	(0.11)	(0.12)	(0.15)
Net realized gains	—		—	—	—	(1.49)

Total Distributions	(0.12)		(0.14)	(0.11)	(0.12)	(1.64)

Net Asset Value, End of Year	$11.50		$10.01	$9.00	$8.39	$10.07

Total Return(2)	16.10	%(4)	12.89%	8.75%	(15.71)%	(1.96)%
Net Assets, End of Year (millions)	$1,351		$1,304	$1,114	$1,081	$1,612
Ratios to Average Net Assets:
Gross expenses	0.88%		0.87%	0.93%	0.87%	0.78%
Net expenses	0.86	(3)	0.87	0.93	0.87	0.78
Net investment income	1.41		1.21	1.60	1.16	1.10
Portfolio Turnover Rate	67%		94%	81%	111%	79%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(3)	The manager has voluntarily waived a portion of its fees.
(4)	The Sub-Adviser fully reimbursed the Fund for losses incurred resulting from an investment restriction violation. The reimbursement does not affect the Fund’s total return.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Growth Investments
	2005(1)	2004	2003		2002	2001(1)
Net Asset Value, Beginning of Year	$10.81	$10.38	$8.36		$11.34	$29.33

Income (Loss) From Operations:
Net investment loss	(0.01)	(0.03)	(0.00	)(2)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	1.93	0.46	2.02		(2.94)	(11.65)

Total Income (Loss) From Operations	1.92	0.43	2.02		(2.98)	(11.70)

Less Distributions From:
Net realized gains	—	—	—		—	(6.29)

Total Distributions	—	—	—		—	(6.29)

Net Asset Value, End of Year	$12.73	$10.81	$10.38		$8.36	$11.34

Total Return(3)	17.76%	4.14%	24.16%		(26.28)%	(45.61)%
Net Assets, End of Year (millions)	$1,520	$1,217	$1,155		$1,026	$1,651
Ratios to Average Net Assets:
Gross expenses	0.90%	0.88%	0.90%		0.86%	0.77%
Net expenses	0.88 (4)	0.88	0.90		0.86	0.77
Net investment loss	(0.12)	(0.31)	(0.30)		(0.30)	(0.29)
Portfolio Turnover Rate	77%	117%	79%		122%	115%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount is less than $0.01.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(4)	The manager has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Small Capitalization Value Equity Investments
	2005(1)	2004(1)	2003	2002	2001(1)
Net Asset Value, Beginning of Year	$15.05	$12.30	$11.56	$12.54	$10.72

Income (Loss) From Operations:
Net investment income	0.10	0.09	0.13	0.15	0.19
Net realized and unrealized gain (loss)	3.50	2.76	1.25	(0.48)	1.90

Total Income (Loss) From Operations	3.60	2.85	1.38	(0.33)	2.09

Less Distributions From:
Net investment income	(0.13)	(0.10)	(0.05)	(0.19)	(0.13)
Net realized gains	(1.57)	—	(0.59)	(0.46)	(0.14)

Total Distributions	(1.70)	(0.10)	(0.64)	(0.65)	(0.27)

Net Asset Value, End of Year	$16.95	$15.05	$12.30	$11.56	$12.54

Total Return(2)	24.89%	23.24%	13.12%	(2.85)%	19.98%
Net Assets, End of Year (millions)	$385	$429	$425	$503	$639
Ratios to Average Net Assets:
Gross expenses	1.24%	1.16%	1.20%	1.13%	0.94%
Net expenses	1.17 (3)	1.16	1.20	1.13	0.94
Net investment income	0.64	0.66	1.00	0.94	1.70
Portfolio Turnover Rate	64%	33%	33%	54%	63%

Small Capitalization Growth Investments
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net Asset Value, Beginning of Year	$11.97	$11.83	$ 9.01	$12.26	$24.36

Income (Loss) From Operations:
Net investment loss	(0.11)	(0.11)	(0.07)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	3.03	0.25	2.89	(3.16)	(7.71)

Total Income (Loss) From Operations	2.92	0.14	2.82	(3.25)	(7.79)

Less Distributions From:
Net realized gains	—	—	—	—	(4.31)

Total Distributions	—	—	—	—	(4.31)

Net Asset Value, End of Year	$14.89	$11.97	$11.83	$9.01	$12.26

Total Return(2)	24.39%	1.18%	31.30%	(26.51)%	(34.21)%
Net Assets, End of Year (millions)	$417	$318	$497	$474	$752
Ratios to Average Net Assets:
Gross expenses	1.32%	1.19%	1.27%	1.20%	1.06%
Net expenses	1.24 (3)	1.19	1.27	1.20	1.06
Net investment loss	(0.84)	(0.82)	(0.77)	(0.79)	(0.51)
Portfolio Turnover Rate	70%	80%	88%	91%	80%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(3)	The manager has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

International Equity Investments
	2005(1)	2004(1)	2003(1)	2002(1)		2001(1)
Net Asset Value, Beginning of Year	$9.01	$7.82	$6.93	$8.26		$13.50

Income (Loss) From Operations:
Net investment income	0.15	0.08	0.10	0.03		0.05
Net realized and unrealized gain (loss)	2.06	1.24	0.81	(1.36)		(3.59)

Total Income (Loss) From Operations	2.21	1.32	0.91	(1.33)		(3.54)

Less Distributions From:
Net investment income	(0.10)	(0.13)	(0.02)	(0.00	)(2)	(0.05)
Net realized gains	—	—	—	—		(1.65)

Total Distributions	(0.10)	(0.13)	(0.02)	(0.00	)(2)	(1.70)

Net Asset Value, End of Year	$11.12	$9.01	$7.82	$6.93		$8.26

Total Return(3)	24.65%	16.90%	13.21%	(16.08)%		(28.67)%
Net Assets, End of Year (millions)	$910	$589	$533	$535		$749
Ratios to Average Net Assets:
Gross expenses	1.02%	1.08%	1.14%	1.23%		1.03%
Net expenses	0.99 (4)	1.08	1.14	1.23		1.03
Net investment income	1.49	0.90	1.55	0.39		0.49
Portfolio Turnover Rate	57%	84%	110%	131%		64%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount is less than $0.01.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(4)	The manager has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Emerging Markets Equity Investments
	2005(1)		2004(1)	2003(1)	2002(1)	2001(1)
Net Asset Value, Beginning of Year	$ 7.60		$6.48	$5.22	$5.12	$ 7.35

Income (Loss) From Operations:
Net investment income	0.12		0.05	0.04	0.02	0.05
Net realized and unrealized gain (loss)	2.93		1.10	1.28	0.11	(2.28)

Total Income (Loss) From Operations	3.05		1.15	1.32	0.13	(2.23)

Less Distributions From:
Net investment income	(0.10)		(0.03)	(0.06)	(0.03)	—

Total Distributions	(0.10)		(0.03)	(0.06)	(0.03)	—

Net Asset Value, End of Year	$10.55		$7.60	$6.48	$5.22	$5.12

Total Return(2)	40.31	%(4)	17.71%	25.51%	2.62%	(30.34)%
Net Assets, End of Year (millions)	$248		$188	$196	$184	$246
Ratios to Average Net Assets:
Gross expenses	1.52%		1.64%	1.79%	1.72%	1.69%
Net expenses	1.44	(3)	1.64	1.79	1.72	1.69
Net investment income	1.27		0.67	0.86	0.40	0.79
Portfolio Turnover Rate	70%		117%	88%	65%	83%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(3)	The manager has voluntarily waived a portion of its fees.
(4)	The Sub-Adviser fully reimbursed the Fund for losses incurred resulting from a trading error. The reimbursement does not affect the Fund’s total return.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Government Money Investments
	2005	2004		2003(1)	2002(1)	2001(1)
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00	$1.00	$1.00

Income (Loss) From Operations:
Net investment income	0.02	0.00	(2)	0.01	0.02	0.05
Less dividends from net investment income	(0.02)	(0.00	)(2)	(0.01)	(0.02)	(0.05)

Net Asset Value, End of Year	$1.00	$1.00		$1.00	$1.00	$1.00

Total Return(3)	2.17%	0.48%		0.85%	1.80%	5.04%
Net Assets, End of Year (000s)	$96,376	$93,875		$110,461	$140,411	$181,954
Ratios to Average Net Assets:
Gross expenses	1.14%	0.98%		0.90%	0.91%	0.74%
Net expenses(4)(5)	0.34	0.60		0.60	0.60	0.60
Net investment income	2.16	0.48		0.81	1.82	5.04

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount is less than $0.01.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(4)	The manager has voluntarily waived a portion of its fees.
(5)	As a result of a voluntary expense limitation, expense ratios will not exceed 0.60%.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Core Fixed Income Investments
	2005		2004		2003(1)	2002(1)		2001
Net Asset Value, Beginning of Year	$8.32		$8.18		$8.20	$8.31		$7.82

Income (Loss) From Operations:
Net investment income	0.30		0.27		0.35	0.44	(2)	0.50
Net realized and unrealized gain (loss)	0.05		0.15		0.04	(0.06	)(2)	0.46

Total Income From Operations	0.35		0.42		0.39	0.38		0.96

Less Distributions From:
Net investment income	(0.32)		(0.28)		(0.41)	(0.49)		(0.47)

Total Distributions	(0.32)		(0.28)		(0.41)	(0.49)		(0.47)

Net Asset Value, End of Year	$8.35		$8.32		$8.18	$8.20		$8.31

Total Return(3)	4.30%		5.17%		4.78%	4.73%		12.57%
Net Assets, End of Year (000s)	$533,845		$480,808		$317,858	$331,331		$368,637
Ratios to Average Net Assets:
Gross expenses	0.75%		0.76%		0.77%	0.75%		0.79%
Net expenses	0.71	(4)	0.76		0.77	0.75		0.79
Net investment income	3.65		3.25		4.22	5.39	(2)	6.15
Portfolio Turnover Rate	376	%(5)	369	%(5)	257%	280%		325%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $0.46, $0.08 and 5.47%, respectively. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(4)	The manager has voluntarily waived a portion of its fees.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 418% and 392%, respectively.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

High Yield Investments
	2005(1)	2004	2003	2002(1)		2001(1)
Net Asset Value, Beginning of Year	$4.81	$4.61	$4.38	$5.20		$5.85

Income (Loss) From Operations:
Net investment income	0.31	0.32	0.36	0.44	(2)	0.51
Net realized and unrealized gain (loss)	0.03	0.21	0.25	(0.82	)(2)	(0.64)

Total Income (Loss) From Operations	0.34	0.53	0.61	(0.38)		(0.13)

Less Distributions From:
Net investment income	(0.37)	(0.33)	(0.38)	(0.44)		(0.52)

Total Distributions	(0.37)	(0.33)	(0.38)	(0.44)		(0.52)

Net Asset Value, End of Year	$4.78	$4.81	$4.61	$4.38		$5.20

Total Return(3)	7.16%	11.81%	14.57%	(7.75)%		(2.27)%
Net Assets, End of Year (000s)	$262,239	$239,650	$227,191	$222,373		$263,525
Ratios to Average Net Assets:
Gross expenses	1.04%	0.99%	0.97%	0.97%		1.12%
Net expenses	0.99 (4)	0.99	0.97	0.97		1.12
Net investment income	6.49	6.76	7.78	9.05	(2)	9.38
Portfolio Turnover Rate	106%	127%	158%	69%		81%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $0.45, $0.83 and 9.22%, respectively. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(4)	The manager has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Municipal Bond Investments
	2005	2004(1)	2003	2002	2001(1)
Net Asset Value, Beginning of Year	$9.23	$8.95	$9.07	$8.91	$8.40

Income (Loss) From Operations:
Net investment income	0.32	0.33	0.35	0.37	0.37
Net realized and unrealized gain (loss)	0.06	0.30	(0.12)	0.14	0.49

Total Income From Operations	0.38	0.63	0.23	0.51	0.86

Less Distributions From:
Net investment income	(0.35)	(0.35)	(0.35)	(0.35)	(0.35)

Total Distributions	(0.35)	(0.35)	(0.35)	(0.35)	(0.35)

Net Asset Value, End of Year	$9.26	$9.23	$8.95	$9.07	$8.91

Total Return(2)	4.17%	7.12%	2.51%	5.88%	10.44%
Net Assets, End of Year (000s)	$40,423	$33,895	$28,386	$30,604	$31,404
Ratios to Average Net Assets:
Gross expenses	0.90%	0.89%	0.88%	0.91%	0.85%
Net expenses	0.88 (3)	0.89	0.88	0.91	0.85
Net investment income	3.58	3.63	3.79	4.17	4.32
Portfolio Turnover Rate	7%	19%	15%	21%	23%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(3)	The manager has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

International Fixed Income Investments
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net Asset Value, Beginning of Year	$8.16	$7.93	$7.47	$7.19	$7.24

Income (Loss) From Operations:
Net investment income	0.20	0.21	0.25	0.29 (2)	0.31
Net realized and unrealized gain (loss)	0.37	0.88	0.51	0.29 (2)	(0.05)

Total Income From Operations	0.57	1.09	0.76	0.58	0.26

Less Distributions From:
Net investment income	(0.50)	(0.86)	(0.30)	(0.12)	(0.00	)(3)
Net realized gains	—	—	—	(0.18)	(0.31)

Total Distributions	(0.50)	(0.86)	(0.30)	(0.30)	(0.31)

Net Asset Value, End of Year	$8.23	$8.16	$7.93	$7.47	$7.19

Total Return(4)	6.86%	14.00%	10.28%	8.39%	3.80%
Net Assets, End of Year (millions)	$154	$116	$112	$126	$160
Ratios to Average Net Assets:
Gross expenses	1.01%	1.05%	1.04%	1.02%	0.94%
Net expenses	0.95 (5)	1.05	1.04	1.02	0.94
Net investment income	2.38	2.60	3.21	4.04 (2)	4.26
Portfolio Turnover Rate	346%	243%	288%	271%	293%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.31, $0.27 and 4.42%, respectively. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(3)	Amount is less than $0.01.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(5)	The manager has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, Government Money Investments, Core Fixed Income Investments, High Yield Investments, Municipal Bond Investments and International Fixed Income Investments (“Fund(s)”) are separate diversified investment funds of the Consulting Group Capital Markets Funds (“Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust offered one other Fund, Multi-Strategy Market Neutral Investments, which was liquidated on September 9, 2005.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities.

Money market instruments within the Government Money Investments Fund are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset values, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Financial Futures Contracts. Certain Funds may enter into financial futures contracts typically to the extent permitted by their investment policies and objectives. Upon entering into a financial futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Funds recognize an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds’ basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial

Notes to Financial Statements

(continued)

futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written Options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap Contracts. Swaps involve the exchange by the Funds with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. The Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments or receipts of interest are recorded as net realized gains or losses.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(g) Credit Default Swaps. Certain Funds enter into credit default swap contracts (“swaps”) for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, the Funds are required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Funds receive from the counterparty a periodic stream of payments over the

Notes to Financial Statements

(continued)

term of the contract provided that no event of default has occurred. If no default occurs, the Funds keep the stream of payments and have no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Funds function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Funds receive the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Funds make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Funds’ Statements of Operations. For a credit default swap sold by the Funds, payment of the agreed upon amount made by the Funds in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Funds, the agreed upon amount received by the Funds in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Funds.

Entering into Credit Default Swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(h) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as securities lending income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(i) Securities Traded on a To-Be-Announced Basis. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities, which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Short Sales of Securities. A short sale is a transaction in which the Funds sell securities they do not own (but have borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Funds may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Funds for the short sale are retained by the broker until the Funds replace the borrowed securities. In borrowing the securities to be delivered to the buyer, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

Notes to Financial Statements

(continued)

(k) Mortgage Dollar Rolls. Certain Funds may enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(l) Credit and Market Risk. Certain Funds may invest in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit risk. The Funds’ investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(m) Foreign Risk. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(o) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Financial Statements

(continued)

(p) Dividends and Distributions to Shareholders. Distributions from net investment income for Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments and Emerging Markets Equity Investments, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Investments, High Yield Investments, Municipal Bond Investments and International Fixed Income Investments, if any, are declared and paid on a monthly basis. Distributions on the shares of Government Money Investments are declared each business day to shareholders of record that day, and are paid on the last business day of the month. The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. There were no reclassifications during the current year for Government Money Investments. Additionally, during the current year, the following reclassifications have been made:

Fund		(Over)/ Undistributed Net Investment Income	Undistributed Realized Gains/ Accumulated Net Realized Losses	Paid-in Capital
Large Capitalization Value Equity Investments	(a)	$253	$—	$(253)
	(b)	322	(322)	—
Large Capitalization Growth Investments	(c)	1,582,254	1	(1,582,255)
Small Capitalization Value Equity Investments	(d)	(809,780)	809,780	—
Small Capitalization Growth Investments	(c)	3,084,673	—	(3,084,673)
	(b)	2,236	(2,236)	—
International Equity Investments	(e)	3,656,124	—	(3,656,124)
	(f)	(46,912)	46,912	—
Emerging Markets Equity Investments	(f)	(314,186)	314,187	(1)
Core Fixed Income Investments	(g)	1,788,081	(1,788,081)	—
High Yield Investments	(h)	772,174	—	(772,174)
	(i)	1,671,785	(1,671,785)	—
Municipal Bond Investments	(j)	(14,796)	14,796	—
International Fixed Income Investments	(k)	1,603,867	(1,603,868)	1

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.
(c)	Reclassifications are primarily due to a tax net operating loss.
(d)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions from real estate investment trusts.
(e)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

Notes to Financial Statements

(continued)

(f)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of various items.
(g)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.
(h)	Reclassifications are primarily due to a taxable overdistribution.
(i)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of distributions from real estate investment trusts.
(j)	Reclassifications are primarily due to differences between book and tax amortization of market discount on fixed income securities.
(k)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.

2. Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

The Trust has entered into an investment management agreement (“Management Agreement”) with Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”). The Consulting Group (“Manager”), a division of SBFM, provides investment evaluation services with respect to the investment advisers of the Funds. SBFM has entered into an investment advisory agreement with each adviser selected for the Funds (collectively, “Sub-Advisers”).

Under the Management Agreement, each Fund pays SBFM a fee, calculated daily and paid monthly, based on the rates applied to the value of each Fund’s average daily net assets. In addition, SBFM pays each Sub-Adviser based on the rates applied to each respective Fund’s average daily net assets on a monthly basis.

Indicated below for each Fund is the applicable maximum allowable management fee, actual management fee incurred, sub-advisory fee and the sub-adviser. The maximum allowable management fee represents the total amount that could be charged to the Fund while the actual management fee is what the Fund incurred during the reporting period. The actual management fee could fluctuate from year to year if Sub-Advisers are added or terminated in a particular Fund.

Fund	Sub-Adviser	Sub- Adviser Fee	Actual Management Fee Incurred	Maximum Allowable Annual Management Fee
Large Capitalization Value Equity Investments			0.59%	0.60%
	Cambiar Investors LLC.: on the first $250 million	0.30%
	on the amount over $250 million	0.25
	Chartwell Investment Partners:
	on the first $250 million	0.30
	on the amount over $250 million	0.25
	Alliance Capital Management L.P.:
	on the first $200 million	0.35
	on the amount over $200 million	0.30
	NFJ Investment Group:
	on the first $250 million	0.30
	on the amount over $250 million	0.25

Notes to Financial Statements

(continued)

Fund	Sub-Adviser	Sub- Adviser Fee	Actual Management Fee Incurred	Maximum Allowable Annual Management Fee
Large Capitalization Growth Investments			0.60%	0.60%
	TCW Investment Management Co.:
	on the first $500 million	0.40%
	on the amount over $500 million	0.35
	Westfield Capital Management Co., LLC:
	on the first $300 million	0.35
	on the amount over $300 million	0.30
	Sands Capital Management, LP:
	on the first $300 million	0.35
	on the amount over $300 million	0.30
Small Capitalization Value Equity Investments			0.78	0.80
	NFJ Investment Group:
	on the first $450 million	0.50
	on the amount over $450 million	0.45
	Rutabaga Capital Management LLC	0.50
	Delaware Management Co.	0.50
Small Capitalization Growth Investments			0.80	0.80
	Wall Street Associates	0.50
	Westfield Capital Management Co., LLC	0.50
International Equity Investments			0.65	0.70
	Philadelphia International Advisors, LP:
	on the first $100 million	0.40
	on the next $100 million	0.35
	on the amount over $200 million	0.30
	Brandywine Asset Management, Inc.:
	on the first $150 million	0.45
	on the amount over $150 million	0.25
	William Blair & Co., LLC:
	on the first $100 million	0.40
	on the amount over $100 million	0.35
Emerging Markets Equity Investments			0.80	0.90
	Newgate LLP	0.50
	SSgA Funds Management, Inc.	0.50
Government Money Investments			0.15	0.15
	Standish Mellon Asset Management LLC:
	on the first $100 million	0.15
	on the amount over $100 million	0.10
Core Fixed Income Investments			0.40	0.65
	BlackRock Financial Management, Inc.:
	on the first $500 million	0.20
	on the amount over $500 million	0.15
	Pacific Investment Management Co.	0.25
	Western Asset Management Co.	0.20

Notes to Financial Statements

(continued)

Fund	Sub-Adviser	Sub- Adviser Fee	Actual Management Fee Incurred	Maximum Allowable Annual Management Fee
High Yield Investments			0.55%	0.70%
	Seix Advisors, The Fixed Income Division of Trusco Capital Management	0.30%
	Western Asset Management Co.	0.30
Municipal Bond Investments			0.40	0.40
	Smith Affiliated Capital Corp.	0.20
International Fixed Income Investments			0.50	0.50
	Pacific Investment Management Co.	0.25

In addition, the following changes were made:

Large Capitalization Value Equity Investments:

NFJ Investment Group was added as an additional adviser, effective March 11, 2005.

Chartwell Investment Partners was terminated, effective September 30, 2005.

Large Capitalization Growth Investments:

Turner Investment Partners, Inc. — Large Cap and Mid Cap were terminated, effective March 11, 2005.

Small Capitalization Value Equity Investments:

ING Investment Management Co. was terminated, effective February 8, 2005.

Delaware Management Co., a series of Delaware Management Business Trust was added as an additional adviser, effective February 9, 2005.

Municipal Bond Investments:

Smith Affiliated Capital Corp. was terminated, effective October 14, 2005.

McDonnell Investment Management, LLC was added as an adviser, effective October 17, 2005.

International Fixed Income Investments:

Julius Baer Investments Ltd. was terminated, effective October 5, 2004.

Pacific Investment Management Co. was added as an adviser, effective October 6, 2004.

During the year ended August 31, 2005, SBFM voluntarily waived a portion of its investment advisory fees. The totals for each Fund were as follows:

Fund	Fee Waiver
Large Capitalization Value Equity Investments	$287,154
Large Capitalization Growth Investments	277,921
Small Capitalization Value Equity Investments	264,386
Small Capitalization Growth Investments	268,231
International Equity Investments	257,485
Emerging Markets Equity Investments	179,720
Core Fixed Income Investments	203,554
High Yield Investments	103,344
Municipal Bond Investments	6,643
International Fixed Income Investments	94,265

In addition, during the year ended August 31, 2005, Government Money Investments had a voluntary expense limitation in place of 0.60% of the Fund’s average daily net assets. This expense limitation can be terminated at any time by SBFM. During the year ended August 31, 2005, SBFM waived its investment advisory fees and administration fees of $140,292 and $187,055, respectively. In addition, SBFM has agreed to reimburse expenses of $420,376 for the Fund.

Newgate LLP reimbursed the Emerging Markets Equity Investments Fund in the amount of $104,701 due to losses incurred resulting from a trading error.

Notes to Financial Statements

(continued)

Chartwell Investment Partners reimbursed the Large Capitalization Value Equity Investments Fund in the amount of $90,008 due to losses incurred resulting from an investment restriction violation.

SBFM also acts as the Trust’s administrator for which each Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets of each respective Fund. Effective September 1, 2005, the administration fees were reduced to 0.125% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another indirect wholly-owned subsidiary of Citigroup, acts as the Funds’ transfer agent. PFPC Inc. (“PFPC”) acts as the Funds’ sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended August 31, 2005, the Funds paid transfer agent fees totaling $4,283,793 to CTB. The totals for each Fund were as follows:

Fund	Transfer Agent Fees
Large Capitalization Value Equity Investments	$556,088
Large Capitalization Growth Investments	556,423
Small Capitalization Value Equity Investments	528,894
Small Capitalization Growth Investments	529,761
International Equity Investments	509,727
Emerging Markets Equity Investments	341,418
Government Money Investments	484,623
Core Fixed Income Investments	271,476
High Yield Investments	308,395
Municipal Bond Investments	13,703
International Fixed Income Investments	183,285

In addition, for the year ended August 31, 2005, the Funds also paid to other Citigroup affiliates the following for shareholder recordkeeping fees:

Fund
Large Capitalization Value Equity Investments	$24,469
Large Capitalization Growth Investments	25,635
Small Capitalization Value Equity Investments	9,322
Small Capitalization Growth Investments	21,814
International Equity Investments	18,471
Emerging Markets Equity Investments	6,333
Government Money Investments	—
Core Fixed Income Investments	13,542
High Yield Investments	2,391
Municipal Bond Investments	—
International Fixed Income Investments	3,424

Notes to Financial Statements

(continued)

For the year ended August 31, 2005, Citigroup Global Markets Inc., another indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions of:

Fund	Commissions
Large Capitalization Value Equity Investments	$620
Large Capitalization Growth Investments	68
Small Capitalization Value Equity Investments	12,583
Small Capitalization Growth Investments	1,527
International Equity Investments	45,349
Emerging Markets Equity Investments	1,312

Certain officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended August 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) were as follows:

Fund	Purchases	Sales
Large Capitalization Value Equity Investments	$872,777,012	$984,629,082
Large Capitalization Growth Investments	1,084,198,544	1,013,958,614
Small Capitalization Value Equity Investments	258,527,355	382,859,497
Small Capitalization Growth Investments	272,365,456	252,732,620
International Equity Investments	578,261,600	410,821,120
Emerging Markets Equity Investments	151,045,044	171,783,361
Core Fixed Income Investments:
U.S. government securities	1,740,161,631	1,558,232,921
Other investments	208,789,767	194,656,804
High Yield Investments	252,944,921	235,628,045
Municipal Bond Investments	7,946,245	2,333,590
International Fixed Income Investments:
U.S. government securities	156,527,765	133,468,815
Other investments	346,579,338	356,148,793

At August 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Large Capitalization Value Equity Investments	$212,809,891	$(36,181,543)	$176,628,348
Large Capitalization Growth Investments	339,397,103	(36,665,906)	302,731,197
Small Capitalization Value Equity Investments	93,357,795	(8,852,514)	84,505,281
Small Capitalization Growth Investments	112,253,077	(16,074,301)	96,178,776
International Equity Investments	163,241,958	(10,316,448)	152,925,510
Emerging Markets Equity Investments	71,637,238	(3,358,042)	68,279,196
Core Fixed Income Investments	9,139,379	(3,427,838)	5,711,541
High Yield Investments	7,052,094	(2,183,115)	4,868,979
Municipal Bond Investments	1,838,741	—	1,838,741
International Fixed Income Investments	2,316,225	(833,682)	1,482,543

Notes to Financial Statements

(continued)

At August 31, 2005, Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments had the following open futures contracts:

Emerging Markets Equity Investments	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
Taiwan MSCI	28	9/05	$717,857	$702,800	$(15,057)

At August 31, 2005, Emerging Markets Equity Investments had deposited $94,951 with the broker as initial margin collateral.

Core Fixed Income Investments	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Euro	60	9/05	$14,475,350	$14,411,250	$(64,100)
Euro	201	12/05	48,200,394	48,199,800	(594)
Euro	29	12/05	6,963,183	6,954,200	(8,983)
Euro	27	3/06	6,458,813	6,472,238	13,425
Euro	74	3/06	17,687,207	17,738,725	51,518
Euro	26	12/06	6,242,275	6,227,000	(15,275)
Federal Republic of Germany 10 Year Bonds	20	9/05	3,025,531	3,044,266	18,735
Federal Republic of Germany 10 Year Bonds	9	12/05	1,357,615	1,365,596	7,981
U.S. Treasury Bonds	6	12/05	699,938	708,188	8,250
U.S. Treasury Bonds	4	12/05	826,125	828,375	2,250

					13,207

Contracts to Sell:
U.S. 10 Year Treasury Notes	98	9/05	10,883,510	11,066,344	(182,834)
U.S. 10 Year Treasury Notes	87	12/05	9,681,222	9,750,797	(69,575)
U.S. 5 Year Treasury Notes	41	9/05	4,436,328	4,449,781	(13,453)
U.S. 5 Year Treasury Notes	4	9/05	435,230	434,125	1,105
U.S. 5 Year Treasury Notes	99	12/05	10,694,396	10,729,125	(34,729)

					(299,486)

Net Unrealized Loss on Open Futures Contracts					$(286,279)

International Fixed Income Investments	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Euro	271	12/05	$65,069,138	$64,985,800	$(83,338)
Germany Federation Republic Bonds 10 Year	37	9/05	5,583,542	5,711,056	127,514
Germany Federation Republic Bonds 10 Year	17	12/05	2,564,751	2,579,458	14,707
Japan Government Bonds 10 Year	11	9/05	13,756,573	13,859,770	103,197
Japan Government Bonds 10 Year	3	12/05	3,748,635	3,769,109	20,474
U.S. Treasury Bonds	18	12/05	2,099,813	2,124,563	24,750
U.S. 5 Year Treasury Notes	117	12/05	12,670,734	12,679,875	9,141

					216,445

Contracts to Sell:
Euro	143	9/06	34,155,550	34,261,013	(105,463)
U.S. 10 Year Treasury Bonds	35	12/05	3,872,969	3,922,734	(49,765)

					(155,228)

Net Unrealized Gain on Open Futures Contracts					$61,217

Notes to Financial Statements

(continued)

At August 31, 2005, Core Fixed Income Investments and International Fixed Income Investments held purchased options with a total cost of the following:

	Calls	Puts
Core Fixed Income Investments	—	$3,520
International Fixed Income Investments	$15,816	1,510

During the year ended August 31, 2005, written option transactions for Core Fixed Income Investments were as follows:

Core Fixed Income Investments	Number of Contracts	Premiums Received
Options written, outstanding at August 31, 2004	259	$175,573
Options written	1,595	610,857
Options closed	(1,324)	(561,413)
Options expired	(474)	(196,608)

Options written, outstanding at August 31, 2005	56	$28,409

At August 31, 2005, International Equity Investments, Emerging Markets Equity Investments, International Fixed Income Investments and Core Fixed Income Investments had open forward foreign currency contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

International Equity Investments

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Hong Kong Dollar	199,520	$25,672	9/2/05	$(2)
Japanese Yen	191,186,137	1,724,340	9/1/05	(5,695)
Japanese Yen	36,807,105	331,969	9/2/05	1,594
Japanese Yen	27,764,936	250,416	9/2/05	(691)
Japanese Yen	166,182,390	1,498,827	9/2/05	(4,134)
Japanese Yen	11,676,319	105,310	9/2/05	(291)

				(9,219)

Contracts to Sell:
Euro	22,617	27,893	9/1/05	(355)
Euro	44,245	54,567	9/2/05	(44)
Japanese Yen	2,904,629	26,198	9/1/05	3

				(396)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(9,615)

Emerging Markets Equity Investments
Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Buy:
Indian Rupee	49,663,000	$1,126,650	11/21/05	$(12,541)
South African Rand	18,829,720	2,927,442	10/14/05	22,741

				10,200

Contracts to Sell:
South African Rand	18,829,720	2,927,442	10/14/05	(127,442)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(117,242)

Notes to Financial Statements

(continued)

International Fixed Income Investments
Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	856,000	$643,171	9/2/05	$1,364
Australian Dollar	856,000	641,408	10/28/05	3,431
Brazilian Real	281,500	117,856	9/13/05	6,899
Canadian Dollar	4,872,000	4,102,820	10/13/05	3,639
Chilean Peso	58,985,000	108,647	9/13/05	8,825
Danish Krone	12,153,000	2,010,428	9/8/05	(1,191)
Euro	230,000	283,836	9/14/05	1,030
Euro	5,688,000	7,024,416	9/30/05	56,332
Great British Pound	3,880,000	6,983,081	10/13/05	(162)
Indian Rupee	6,500,000	147,485	11/9/05	(1,563)
Indonesian Rupiah	1,076,700,000	103,293	10/3/05	6,293
Indonesian Rupiah	330,000,000	31,659	10/3/05	1,929
Japanese Yen	90,467,000	817,053	9/13/05	(8,403)
Japanese Yen	6,666,223,000	60,205,985	9/13/05	514,255
New Taiwan Dollar	6,895,000	213,164	2/17/06	(6,073)
New Zealand Dollar	145,000	100,517	9/2/05	3,082
New Zealand Dollar	145,000	100,030	10/28/05	603
Norwegian Krone	2,421,000	380,006	9/8/05	1,059
Singapore Dollar	925,000	550,663	10/12/05	(2,906)
South Korean Won	190,600,000	183,547	2/9/06	(4,979)
Swedish Krona	15,722,000	2,079,820	9/8/05	(41,521)
Swiss Franc	2,359,000	1,881,625	9/8/05	(21,239)

				520,704

Contracts to Sell:
Australian Dollar	856,000	643,241	9/2/05	(3,509)
Danish Krone	1,679,000	277,751	9/8/05	(1,168)
Euro	1,000,000	1,234,954	9/30/05	(11,900)
New Zealand Dollar	145,000	100,536	9/2/05	(626)
Polish Zloty	505,000	155,005	9/12/05	(3,943)
Polish Zloty	3,224,000	988,149	2/24/06	(10,883)
Swedish Krona	2,180,000	288,386	9/8/05	2,387
Swiss Franc	325,000	259,232	9/8/05	(392)

				(30,034)

Net Unrealized Gain on Open Forward Foreign Currency Contracts				$490,670

Core Fixed Income Investments
Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	2,031,000	$2,504,832	9/30/05	$21,264
Euro	142,000	175,129	9/30/05	1,169
Great British Pound	44,606	80,354	9/2/05	(107)
Japanese Yen	409,755,000	3,695,648	9/13/05	26,556
Japanese Yen	21,000,000	189,402	9/13/05	1,408

				50,290

Notes to Financial Statements

(continued)

Core Fixed Income Investments (continued)
Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Euro	1,890,000	$2,334,062	9/30/05	$(3,182)
Euro	700,000	867,001	11/30/05	(6,834)
Euro	9,364,000	11,548,617	9/30/05	(77,249)
Euro	2,031,255	2,505,146	9/1/05	(24,374)
Euro	141,671	174,723	9/2/05	(1,374)
Great British Pound	284,000	511,133	10/13/05	12
Great British Pound	45,000	81,063	10/13/05	38

				(112,963)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(62,673)

At August 31, 2005, International Fixed Income Investments and Core Fixed Income Investments held the following interest rate swap contracts:

International Fixed Income Investments

Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	September 15, 2005
Notional Amount:	300,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Appreciation as of 8/31/05:	$13,937
Swap Counterparty:	Lehman Brothers Special Financing Inc.
Effective Date:	June 15, 2005
Notional Amount:	$12,000,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 3.00%
Termination Date:	June 15, 2006
Unrealized Appreciation as of 8/31/05:	$34,490
Swap Counterparty:	Lehman Brothers Special Financing Inc.
Effective Date:	December 15, 2005
Notional Amount:	$31,200,000
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	December 15, 2007
Unrealized Appreciation as of 8/31/05:	$26,381
Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 15, 2005
Notional Amount:	7,700,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Appreciation as of 8/31/05:	$203,932

Notes to Financial Statements

(continued)

International Fixed Income Investments (continued)

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	September 15, 2005
Notional Amount:	4,400,000 GBP
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (6 month GBP LIBOR)
Termination Date:	September 15, 2010
Unrealized Appreciation as of 8/31/05:	$253,600
Swap Counterparty:	UBS AG
Effective Date:	September 15, 2005
Notional Amount:	1,700,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Appreciation as of 8/31/05:	$61,877
Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	December 15, 2005
Notional Amount:	$7,300,000
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	December 15, 2010
Unrealized Appreciation as of 8/31/05:	$23,270
Swap Counterparty:	Morgan Stanley Capital Services Inc.
Effective Date:	December 15, 2005
Notional Amount:	$11,300,000
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	December 15, 2010
Unrealized Appreciation as of 8/31/05:	$0
Swap Counterparty:	Bank of America
Effective Date:	December 15, 2005
Notional Amount:	$200,000
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	December 15, 2010
Unrealized Depreciation as of 8/31/05:	$(630)
Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	December 20, 2004
Notional Amount:	1,460,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	December 20, 2013
Unrealized Depreciation as of 8/31/05:	$(9,337)
Swap Counterparty:	Lehman Brothers Special Financing Inc.
Effective Date:	December 16, 2009
Notional Amount:	$100,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.50%
Termination Date:	December 16, 2014
Unrealized Appreciation as of 8/31/05:	$2,895

Notes to Financial Statements

(continued)

International Fixed Income Investments (continued)

Swap Counterparty:	Bank of America
Effective Date:	December 16, 2009
Notional Amount:	$1,700,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.50%
Termination Date:	December 16, 2014
Unrealized Appreciation as of 8/31/05:	$46,077
Swap Counterparty:	Morgan Stanley Capital Services Inc.
Effective Date:	December 16, 2009
Notional Amount:	$700,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.50%
Termination Date:	December 16, 2014
Unrealized Appreciation as of 8/31/05:	$7,444
Swap Counterparty:	Bank of America
Effective Date:	December 16, 2009
Notional Amount:	2,600,000 CAD
Payments Made by Fund:	Fixed Rate, 5.50%
Payments Received by Fund:	Floating Rate (3 month CAD LIBOR)
Termination Date:	December 16, 2014
Unrealized Depreciation as of 8/31/05:	$(42,660)
Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	June 17, 2005
Notional Amount:	16,800,000 EUR
Payments Made by Fund:	Fixed Rate, 4.50%
Payments Received by Fund:	Floating Rate (6 month Euribor)
Termination Date:	June 17, 2015
Unrealized Depreciation as of 8/31/05:	$(913,401)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 15, 2005
Notional Amount:	500,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2015
Unrealized Appreciation as of 8/31/05:	$16,684
Swap Counterparty:	Lehman Brothers Special Financing Inc.
Effective Date:	December 15, 2005
Notional Amount:	$1,100,000
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	December 15, 2015
Unrealized Depreciation as of 8/31/05:	$(20,459)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 15, 2005
Notional Amount:	$6,500,000
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	December 15, 2015
Unrealized Appreciation as of 8/31/05:	$7,090

Notes to Financial Statements

(continued)

International Fixed Income Investments (continued)

Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	December 20, 2005
Notional Amount:	1,300,000,000 JPY
Payments Made by Fund:	Floating Rate (6 month JPY LIBOR)
Payments Received by Fund:	Fixed Rate, 1.50%
Termination Date:	December 20, 2015
Unrealized Depreciation as of 8/31/05:	$(164,173)
Swap Counterparty:	Bank of America
Effective Date:	December 16, 2014
Notional Amount:	1,400,000 CAD
Payments Made by Fund:	Floating Rate (3 month CAD LIBOR)
Payments Received by Fund:	Fixed Rate, 6.00%
Termination Date:	December 16, 2019
Unrealized Appreciation as of 8/31/05:	$11,021
Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	December 15, 2005
Notional Amount:	300,000 CAD
Payments Made by Fund:	Floating Rate (3 month CBK)
Payments Received by Fund:	Fixed Rate, 4.50%
Termination Date:	June 15, 2025
Unrealized Appreciation as of 8/31/05:	$7,517
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 20, 2005
Notional Amount:	280,000,000 JPY
Payments Made by Fund:	Floating Rate (6 month JPY LIBOR)
Payments Received by Fund:	Fixed Rate, 2.00%
Termination Date:	June 20, 2025
Unrealized Depreciation as of 8/31/05:	$(2,512)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 18, 2014
Notional Amount:	700,000 GBP
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (6 month GBP LIBOR)
Termination Date:	June 18, 2034
Unrealized Depreciation as of 8/31/05:	$(12,420)
Swap Counterparty:	HSBC Bank
Effective Date:	September 15, 2005
Notional Amount:	1,800,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Appreciation as of 8/31/05:	$0
Swap Counterparty:	Morgan Stanley Capital Services Inc.
Effective Date:	June 17, 2005
Notional Amount:	2,700,000 EUR
Payments Made by Fund:	Fixed Rate, 4.50%
Payments Received by Fund:	Floating Rate (6 month Euribor)
Termination Date:	June 17, 2015
Unrealized Depreciation as of 8/31/05:	$(5,359)

Notes to Financial Statements

(continued)

Core Fixed Income Investments

Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	December 15, 2005
Notional Amount:	$3,000,000
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	December 15, 2007
Unrealized Appreciation as of 8/31/05:	$2,537
Swap Counterparty:	JP Morgan Chase Bank
Effective Date:	December 16, 2014
Notional Amount:	200,000 CAD
Payments Made by Fund:	Floating Rate (3 month CBK)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 16, 2024
Unrealized Appreciation as of 8/31/05:	$2,153
Swap Counterparty:	Bank of America NA
Effective Date:	June 15, 2005
Notional Amount:	$1,500,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 6.00%
Termination Date:	June 15, 2035
Unrealized Appreciation as of 8/31/05:	$159,381
Swap Counterparty:	Lehman Brothers Special Finance, Inc.
Effective Date:	December 16,2014
Notional Amount:	$200,000
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	December 16, 2024
Unrealized Depreciation as of 8/31/05:	$(2,021)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 18, 2014
Notional Amount:	1,300,000 GBP
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (6 Month GBP LIBOR)
Termination Date:	June 18, 2034
Unrealized Depreciation as of 8/31/05:	$(25,453)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 15, 2005
Notional Amount:	2,700,000 GBP
Payments Made by Fund:	Floating Rate (6 Month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Appreciation as of 8/31/05:	$42,142
Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 15, 2005
Notional Amount:	3,300,000 EUR
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6 Month Euribor)
Termination Date:	December 15, 2014
Unrealized Depreciation as of 8/31/05:	$(56,430)

Notes to Financial Statements

(continued)

At August 31, 2005, Core Fixed Income Investments held the following credit default swap contracts:

Core Fixed Income Investments

Swap Counterparty:	Bear Stearns Bank PLC
Effective Date:	June 28, 2005
Reference Entity:	Trinity CDO, Ltd., Series 2005-1A, Class B
Notional Amount:	$2,000,000
Termination Date:	March 8, 2040
Unrealized Depreciation as of 8/31/05:	$(2,227)
Swap Counterparty:	Morgan Stanley Capital Services Inc.
Effective Date:	August 31, 2005
Reference Entity:	Republic of Turkey
Notional Amount:	$400,000
Termination Date:	September 20, 2010
Unrealized Appreciation as of 8/31/05:	$0
Swap Counterparty:	JP Morgan Chase Bank
Effective Date:	May 19, 2005
Reference Entity:	Russian Federation
Notional Amount:	$100,000
Termination Date:	May 20, 2007
Unrealized Appreciation as of 8/31/05:	$516
Swap Counterparty:	Merrill Lynch International
Effective Date:	March 12, 2005
Reference Entity:	Russian Federation
Notional Amount:	$600,000
Termination Date:	March 20, 2007
Unrealized Appreciation as of 8/31/05:	$1,477
Swap Counterparty:	Credit Suisse First Boston International
Effective Date:	June 7, 2005
Reference Entity:	Russian Federation
Notional Amount:	$100,000
Termination Date:	September 7, 2005
Unrealized Appreciation as of 8/31/05:	$8

At August 31, 2005, International Fixed Income Investments and Core Fixed Income Investments had total unrealized depreciation of $454,736 and total unrealized appreciation of $122,083, respectively, from swap contracts.

At August 31, 2005, the Funds listed below received cash collateral, which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act. The amount of the cash collateral was as follows:

Fund	Value
Small Capitalization Value Equity Investments	$93,010,255
Small Capitalization Growth Investments	105,794,584
International Equity Investments	234,132,974
Core Fixed Income Investments	106,034,114
High Yield Investments	23,729,977

Notes to Financial Statements

(continued)

At August 31, 2005, the Funds listed below had securities on loan. The market value for the securities on loan was as follows:

Fund	Value
Small Capitalization Value Equity Investments	$90,550,352
Small Capitalization Growth Investments	103,206,530
International Equity Investments	225,763,163
Core Fixed Income Investments	103,909,270
High Yield Investments	23,249,239

During the year ended August 31, 2005, Core Fixed Income Investments entered into mortgage dollar roll transactions in the aggregate amount of $194,913,903. For the year ended August 31, 2005, Core Fixed Income Investments recorded interest income of $437,819 related to such transactions.

At August 31, 2005, Core Fixed Income Investments had outstanding mortgage dollar rolls with a total cost of $18,700,719.

4. Transfer of Net Assets

On June 4, 2004, Core Fixed Income Investments acquired the assets and certain liabilities of Long-Term Bond Investments, Mortgage Backed Investments and Multi-Sector Fixed Income Investments pursuant to a plan of reorganization. The total net assets of Core Fixed Income Investments on the date of the transfer was $354,713,984. Total shares issued by Core Fixed Income Investments and the total net assets of Long-Term Bond Investments, Mortgage Backed Investments and Multi-Sector Fixed Income Investments on the date of the transfer were as follows:

Acquired Fund	Shares Issued by Core Fixed Income Investments	Total Net Assets of the Acquired Funds
Long-Term Bond Investments	1,902,502	$15,333,480
Mortgage Backed Investments	8,738,304	70,385,745
Multi-Sector Fixed Income Investments	3,367,867	27,160,561

Total	14,008,673	$112,879,786

The total net assets of Long-Term Bond Investments, Mortgage Backed Investments and Multi-Sector Fixed Income Investments before the acquisition included:

Acquired Fund	Undistributed (Overdistributed) Income	Accumulated Net Realized Losses	Unrealized Depreciation
Long-Term Bond Investments	$4,503	$(97,636)	$(553,501)
Mortgage Backed Investments	(195,893)	(3,563,965)	(1,523,152)
Multi-Sector Fixed Income Investments	(10,534)	(1,881,533)	(608,392)

Total	$(201,924)	$(5,543,134)	$(2,685,045)

Total net assets of Core Fixed Income Investments immediately after the transfer was $467,593,770. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

5. Shares of Beneficial Interest

At August 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Notes to Financial Statements

(continued)

Transactions in shares of each Fund were as follows:

	Year Ended August 31, 2005	Year Ended August 31, 2004
Large Capitalization Value Equity Investments
Shares sold	21,601,643	32,330,509
Shares issued on reinvestment	1,349,997	1,790,468
Shares repurchased	(35,724,160)	(27,608,264)

Net Increase (Decrease)	(12,772,520)	6,512,713

Large Capitalization Growth Investments
Shares sold	27,074,907	25,950,577
Shares repurchased	(20,236,156)	(24,638,754)

Net Increase	6,838,751	1,311,823

Small Capitalization Value Equity Investments
Shares sold	3,390,940	4,528,362
Shares issued on reinvestment	2,992,407	226,307
Shares repurchased	(12,211,056)	(10,752,205)

Net Decrease	(5,827,709)	(5,997,536)

Small Capitalization Growth Investments
Shares sold	9,265,757	6,528,376
Shares repurchased	(7,822,134)	(21,950,636)

Net Increase (Decrease)	1,443,623	(15,422,260)

International Equity Investments
Shares sold	28,113,687	13,287,948
Shares issued on reinvestment	635,294	958,980
Shares repurchased	(12,276,186)	(17,028,026)

Net Increase (Decrease)	16,472,795	(2,781,098)

Emerging Markets Equity Investments
Shares sold	6,008,721	8,074,971
Shares issued on reinvestment	258,966	111,706
Shares repurchased	(7,513,502)	(13,668,849)

Net Decrease	(1,245,815)	(5,482,172)

Government Money Investments
Shares sold	81,520,530	88,254,534
Shares issued on reinvestment	1,899,900	472,008
Shares repurchased	(80,919,381)	(105,312,733)

Net Increase (Decrease)	2,501,049	(16,586,191)

Core Fixed Income Investments
Shares sold	16,906,649	17,383,247
Net asset value of shares issued in connection with the transfer of the net assets of Long-Term Bond Investments, Mortgage Backed Investments and Multi-Sector Fixed Income Investments (Note 4)	—	14,008,673
Shares issued on reinvestment	2,220,856	1,384,301
Shares repurchased	(12,961,491)	(13,858,301)

Net Increase	6,166,014	18,917,920

High Yield Investments
Shares sold	21,816,312	13,283,796
Shares issued on reinvestment	3,478,249	3,262,152
Shares repurchased	(20,225,542)	(16,010,234)

Net Increase	5,069,019	535,714

Notes to Financial Statements

(continued)

	Year Ended August 31, 2005	Year Ended August 31, 2004
Municipal Bond Investments
Shares sold	1,290,255	1,433,520
Shares issued on reinvestment	133,799	112,062
Shares repurchased	(728,236)	(1,047,071)

Net Increase	695,818	498,511

International Fixed Income Investments
Shares sold	14,334,300	3,742,621
Shares issued on reinvestment	1,007,080	1,323,587
Shares repurchased	(10,916,802)	(4,925,091)

Net Increase	4,424,578	141,117

6. Dividends Subsequent to August 31, 2005

On September 27, 2005, Core Fixed Income Investments, High Yield Investments, Municipal Bond Investments and International Fixed Income Investments’ Board declared three dividends, each in the amount of $0.0260, $0.0250, $0.0290 and $0.0170 per share, respectively, payable on 9/30/05, 10/28/05 and 11/25/05 to shareholders of record on 9/27/05, 10/25/05 and 11/21/05, respectively.

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended August 31, 2005 were as follows:

	Large Capitalization Value Equity Investments	Large Capitalization Growth Investments	Small Capitalization Value Equity Investments	Small Capitalization Growth Investments
Distributions paid from:
Ordinary Income	$15,008,704	$—	$3,502,303	$—
Net Long-term Capital Gains	—	—	43,785,779	—

Total Distributions Paid	$15,008,704	$—	$47,288,082	$—

	International Equity Investments	Emerging Markets Equity Investments	Government Money Investments	Core Fixed Income Investments
Distributions paid from:
Ordinary Income	$6,542,279	$2,337,325	$2,024,811	$19,231,971
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$6,542,279	$2,337,325	$2,024,811	$19,231,971

	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments
Distributions paid from:
Ordinary Income	$17,408,214	—	$9,192,761
Tax Exempt	—	$1,370,584	—
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$17,408,214	$1,370,584	$9,192,761

Notes to Financial Statements

(continued)

The tax character of distributions paid during the fiscal year ended August 31, 2004 were as follows:

	Large Capitalization Value Equity Investments	Large Capitalization Growth Investments	Small Capitalization Value Equity Investments	Small Capitalization Growth Investments
Distributions paid from:
Ordinary Income	$17,504,343	$—	$3,200,315	$—
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$17,504,343	$—	$3,200,315	$—

	International Equity Investments	Emerging Markets Equity Investments	Government Money Investments	Core Fixed Income Investments
Distributions paid from:
Ordinary Income	$8,500,192	$822,753	$488,667	$11,889,622
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$8,500,192	$822,753	$488,667	$11,889,622

	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments
Distributions paid from:
Tax Exempt	—	$1,152,482	—
Ordinary Income	$16,171,887	—	$11,403,364
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$16,171,887	$1,152,482	$11,403,364

As of August 31, 2005, the components of accumulated earnings on a tax basis were as follows:

	Large Capitalization Value Equity Investments		Large Capitalization Growth Investments	Small Capitalization Value Equity Investments		Small Capitalization Growth Investments
Undistributed ordinary income — net	$12,063,142		$—	$11,813,190		$—
Undistributed long-term capital gains — net	34,198,013		—	73,069,746		—

Total undistributed earnings	46,261,155		—	84,882,936		—

Capital loss carryforward(*)	—		(336,820,591)	—		(347,851,948)
Unrealized appreciation	176,628,348	(a)	302,731,197 (a)	84,505,281	(b)	96,178,776 (a)

Total accumulated earnings (losses) — net	$222,889,503		$(34,089,394)	$169,388,217		$(251,673,172)

Notes to Financial Statements

(continued)

	International Equity Investments		Emerging Markets Equity Investments		Core Fixed Income Investments		High Yield Investments
Undistributed ordinary income — net	$10,440,518		$2,660,715		$1,661,600		$—
Undistributed long-term capital gains — net	—		—		—		—

Total undistributed earnings	10,440,518		2,660,715		1,661,600		—

Capital loss carryforward(*)	(213,926,926)		(82,700,352)		(9,234,256)		(85,451,752)
Other book/tax temporary differences	9,613	(c)	—		(189,969	)(e)	—
Unrealized appreciation/(depreciation)	152,967,103	(d)	67,881,592	(d)	5,369,016	(f)	4,868,979 (g)

Total accumulated losses — net	$(50,509,692)		$(12,158,045)		$(2,393,609)		$(80,582,773)

	Municipal Bond Investments		International Fixed Income Investments
Undistributed tax-exempt income — net	$147,569		$—
Undistributed ordinary income — net	—		—
Undistributed long-term capital gains — net	—		1,859,051

Total undistributed earnings	147,569		1,859,051

Capital loss carryforward(*)	(1,846,063)		—
Other book/tax temporary differences	—		(2,797,349	)(i)
Unrealized appreciation/(depreciation)	1,838,741	(h)	1,493,351	(j)

Total accumulated earnings/(losses) — net	$140,247		$555,053

As of August 31, 2005 there were no significant differences between the book and tax components of net assets for Government Money Investments.

(*)	During the taxable year ended August 31, 2005, Large Capitalization Value Equity Investments utilized $65,121,072, Large Capitalization Growth Investments utilized $32,810,221, Small Capitalization Growth Investments utilized $31,458,863, Emerging Markets Equity Investments utilized $35,285,005, Core Fixed Income Investments utilized $4,066,124, High Yield Investments utilized $5,279,245, Municipal Bond Investments utilized $110,072, International Fixed Income Investments utilized $2,447,878 and International Equity Investments utilized $51,738,618 of each of their respective capital loss carryforwards available from prior years. As of August 31, 2005, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Large Capitalization Growth Investments	Small Capitalization Growth Investments	International Equity Investments	Emerging Markets Equity Investments	Government Money Investments
8/31/2007	$—	$—	$—	$(3,105,208)	$—
8/31/2008	—	—	—	—	(9,983)
8/31/2009	—	—	—	(2,094,241)	(11,128)
8/31/2010	(164,403,096)	(155,978,642)	(129,288,418)	(41,587,790)	—
8/31/2011	(159,803,398)	(191,873,306)	(84,638,508)	(35,913,113)	—
8/31/2012	(12,614,097)	—	—	—	—

	$(336,820,591)	$(347,851,948)	$(213,926,926)	$(82,700,352)	$(21,111)

Notes to Financial Statements

(continued)

Year of Expiration	Core Fixed Income Investments	High Yield Investments	Municipal Bond Investments
8/31/2008	$(2,292,183)	$—	$—
8/31/2009	—	(2,427,672)	(1,846,063)
8/31/2010	—	(45,159,946)	—
8/31/2011	(4,723,104)	(37,864,134)	—
8/31/2012	(2,218,969)	—	—

	$(9,234,256)	$(85,451,752)	$(1,846,063)

These amounts will be available to offset any future taxable capital gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in real estate investment trusts.
(c)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts.
(d)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
(e)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles and the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts.
(f)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premiums on fixed income securities.
(g)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premiums on fixed income securities.
(h)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book & tax amortization methods for market discount on fixed income securities.
(i)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/ (losses) on certain futures and foreign currency contracts and the deferral of post-October currency losses for tax purposes.
(j)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premiums on fixed income securities.

8. Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited

Notes to Financial Statements

(continued)

functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

9. Other Matters

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it had signed a definitive agreement under which Citigroup would sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction (the “Transaction”), Smith Barney Fund Management LLC (“SBFM” or the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Funds.

The Transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the Transaction would result in the automatic termination of the investment management contract between the Funds and the Manager. However, at the close

Notes to Financial Statements

(continued)

of the Transaction, the Funds will continue to be managed by Consulting Group, but as a division of Citigroup Investment Advisory Services Inc. (“CIAS”), an indirect wholly owned subsidiary of Citigroup.

On September 26, 2005, the Board of Trustees approved the new management contract between the Funds and CIAS. Prior to the close of the Transaction, Citigroup will receive an opinion of counsel stating that the transfer of the management contract from SBFM to CIAS will not constitute an assignment of the management contract under the 1940 Act and consequently there will be no automatic termination of the management contract. In addition, shareholders of the Funds will not be required to approve the new management contract with CIAS and no proxy materials will be sent to shareholders of the Funds.

10. Subsequent Event

The Funds have received information from Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act of 1940 (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Funds or SBFM’s ability to perform investment advisory services relating to the Funds.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Consulting Group Capital Markets Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, Government Money Investments, Core Fixed Income Investments, High Yield Investments, Municipal Bond Investments and International Fixed Income Investments, which are separate investment funds of the Consulting Group Capital Markets Funds as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, Government Money Investments, Core Fixed Income Investments, High Yield Investments, Municipal Bond Investments and International Fixed Income Investments as of August 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 21, 2005

Board Approval of Management Agreement and Sub-Advisory Agreements

(unaudited)

In approving the Management Agreement and Sub-Advisory Agreements, the Funds’ Board, including the non-interested Board Members, considered the following factors:

Nature, Extent and Quality of the Services Under the Management Agreement and Sub-advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Sub-advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also received a description of the administrative and other services rendered to the Funds and their shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Funds’ affairs and the Manager’s role in coordinating the activities of the Funds’ other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-advisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Funds’ expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management teams primarily responsible for the day-to-day portfolio management of the Funds. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s and Sub-advisers’ brokerage policies and practices, the standards applied in seeking best execution, the Manager’s and Sub-advisers’ policies and practices regarding soft dollars, the use of a broker affiliated with the Manager or a Sub-adviser and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were acceptable.

Fund Performance

The Board received and considered performance information for the Funds as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Funds with the funds included in the Performance Universe. The Board also noted that they had received and discussed with management information throughout the year at periodic intervals comparing the Funds’ performance against their benchmarks.

Board Approval of Management Agreement and Sub-Advisory Agreements

(unaudited) (continued)

CGCM: Core Fixed Income Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “intermediate investment grade debt funds” by Lipper, showed that the Fund’s performance for the 1-year period was better than the median, for the 5-year period was within the median range and for the 3- and 10-year periods was below the median. The Board noted that the Fund was previously the Intermediate Fixed Income Investment Fund and that the long-term performance is not applicable. Based on their review, which included careful consideration of all of the factors noted above, the Board will continue to gauge the Fund’s performance and investment strategies.

CGCM: Emerging Markets Equity Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “emerging market funds” by Lipper, showed that the Fund’s performance for the 1-year period was within the median range and for the 3-, 5, and 10-year periods was below the median. The Board noted that the Manager made a change to one of the sub-advisors during the period. Based on their review, which included careful consideration of all of the factors noted above, the Board will continue to gauge the Fund’s performance and investment strategies.

CGCM: Government Money Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail funds classified as “US government money market funds” by Lipper, showed that the Fund’s performance for all periods presented was better than the median. The Board noted that the Manager reported ongoing personnel and organization issues with the sub-advisor that will continue to be monitored. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s relative investment performance was acceptable.

CGCM: High Yield Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “high current yield funds” by Lipper, showed that the Fund’s performance for the 1-year period was within the median range and the performance for the 3- and 5-year periods were lower than the median. The Board noted, that during the course of the year, the Manager discussed the Fund’s more conservative posture towards lower quality securities and the drag effect on performance. Based on their review, which included careful consideration of all of the factors noted above, the Board will continue to gauge the Fund’s performance and investment strategies.

CGCM: International Equity Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “international multi-cap core funds” by Lipper, showed that the Fund’s performance for the 1-, 3- and 10-year period was below the median and the performance for the 5-year period was within the median range. The Board noted that while performance was below the median, the manager had taken steps during the year to replace the sub-advisor that contributed to most of the lower performance. Based on their review, which included careful consideration of all of the factors noted above, the Board will continue to gauge the Fund’s performance and investment strategies.

CGCM: International Fixed Income Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “international income funds” by Lipper, showed that the Fund’s performance for the 1-year period was better than the median and the performance for the 3-, 5, and 10-year periods was within the median range. The Board noted that in

Board Approval of Management Agreement and Sub-Advisory Agreements

(unaudited) (continued)

October 2004, the former sub-advisor was terminated due to their failure to timely establish a program complying with Rule 38a-1 under the 1940 Act. Therefore, the existing performance record is not the current sub-advisor’s. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s relative investment performance was acceptable.

CGCM: Large Capitalization Growth Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “large cap growth funds” by Lipper, showed that the Fund’s performance for the 1-, 5, and 10-year period was within the median range and the performance for the 3-year period was better than the median range. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s relative investment performance was acceptable.

CGCM: Large Capitalization Value Equity Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “large cap value funds” by Lipper, showed that the Fund’s performance for all time periods presented was within the median range. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s relative investment performance was acceptable.

CGCM: Municipal Bond Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “general municipal debt funds” by Lipper, showed that the Fund’s performance for the 1-year period was within the median range while the performance for the 3-, 5, and 10-year periods was better than the median. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s relative investment performance was acceptable.

CGCM: Small Capitalization Growth Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “small cap growth funds” by Lipper, showed that the Fund’s performance for the 1-, 5, and 10-year periods were below the median while the performance for the 3-year periods was within the median range. The Board noted that the Manager terminated a sub-advisor with poor performance and will continue to make changes to the sub-advisor group as market conditions warrant. Based on their review, which included careful consideration of all of the factors noted above, the Board will continue to gauge the Fund’s performance and investment strategies.

CGCM: Small Capitalization Value Equity Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “small cap value funds” by Lipper, showed that the Fund’s performance for the 1-year period was better than the median while the performance for the 3-, 5, and 10-year periods was within the median range. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s relative investment performance was acceptable.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fees (the “Contractual Management Fees”) payable by the Funds to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-advisers. The Board also reviewed and considered whether any fee waiver and/or expense reimbursement

Board Approval of Management Agreement and Sub-Advisory Agreements

(unaudited) (continued)

arrangements were currently in place for the Funds and considered whether any actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether the fee waivers and reimbursements could be discontinued. In addition, the Board noted that the compensation paid to the Sub-advisers is paid by the Manager, not the Funds, and, accordingly, that the retention of the Sub-advisers does not increase the fees or expenses otherwise incurred by a Fund’s shareholders.

The Board received and considered information comparing the Funds’ Contractual Management Fees and Actual Management Fees and the Funds’ overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of a Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Funds and to these other clients, noting that the Funds are provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Funds by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other sub-advised funds, as well as other accounts managed by the Sub-advisers, and, in this connection, the amount of the Contractual and Actual Management Fees retained by the Manager after payment of the sub-advisory fees. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Funds’ distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Funds’ affiliated distributor and how the amounts received by the distributor were paid.

CGCM: Core Fixed Income Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 12 retail no-load funds (including the Fund) that are classified as “intermediate investment grade debt funds” by Lipper, showed that the Fund’s Contractual Management Fee was higher than the range of management fees paid by the other funds in the Expense Group and both the Contractual and Actual Management fees were higher than the median. The Board noted that the Fund’s total expense ratio was within the range of total expenses paid by the other funds in the Expense Group but was higher than the median. The Board will continue to monitor the management fees and total expenses of the Fund.

CGCM: Emerging Markets Equity Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 8 retail no-load funds (including the Fund) that are classified as “emerging market funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and that the Contractual Management fee was within the median range, while the Actual Management fee was lower than the median. The Board noted that the Fund’s total expense ratio was within the median range and concluded that it was acceptable.

CGCM: Government Money Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 11 retail no-load funds (including the Fund) that are classified as “US government money market funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and that the Contractual and Actual Management fees were lower than the median range. The Board noted that the Fund’s total expense ratio was also lower than the median range and concluded that it was acceptable.

Board Approval of Management Agreement and Sub-Advisory Agreements

(unaudited) (continued)

CGCM: High Yield Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 10 retail no-load funds (including the Fund) that are classified as “high current yield funds” by Lipper, showed that the Fund’s Contractual Management Fee was higher than the management fees paid by the other funds in the Expense Group and the Actual Management Fee was within the range of management fees paid by the other funds in the Expense Group and that both were higher than the median. The Board noted that the Fund’s total expense ratio was also higher than the median range. The Board will continue to monitor the management fees and total expenses of the Fund.

CGCM: International Equity Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 6 retail no-load funds (including the Fund) that are classified as “international multi-cap core, international multi-cap value, and international large-cap core funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fee were within the range of management fees paid by the other funds in the Expense Group and that both were lower than the median. The Board noted that the Fund’s total expense ratio was also lower than the median range and concluded that it was acceptable.

CGCM: International Fixed Income Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 7 retail no-load funds (including the Fund) that are classified as “international income funds and global income funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fee were within the range of management fees paid by the other funds in the Expense Group and that both were higher than the median. The Board noted that the Fund’s total expense ratio was within the median range. The Board will continue to monitor the management fees and total expenses of the Fund.

CGCM: Large Capitalization Growth Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 7 retail no-load funds (including the Fund) that are classified as “large cap growth funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fee were within the range of management fees paid by the other funds in the Expense Group and that the Contractual Management Fee was higher than the median while the Actual Management Fee was better than the median. The Board noted that the Fund’s total expense ratio was also lower than the median and concluded that it was acceptable.

CGCM: Large Capitalization Value Equity Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 12 retail no-load funds (including the Fund) that are classified as “large cap value and large cap core funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fee were within the range of management fees paid by the other funds in the Expense Group and that both were higher than the median. The Board noted that the Fund’s total expense ratio was lower than the median and concluded that it was acceptable.

CGCM: Municipal Bond Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 10 retail no-load funds (including the Fund) that are classified as “general municipal debt funds” by Lipper,

Board Approval of Management Agreement and Sub-Advisory Agreements

(unaudited) (continued)

showed that the Fund’s Contractual and Actual Management Fee were within the range of management fees paid by the other funds in the Expense Group and that the Contractual Management Fee was within the median range, while the Actual Management Fee was higher than the median. The Board noted that the Fund’s total expense ratio was also higher than the median. The Board will continue to monitor the management fees and total expenses of the Fund.

CGCM: Small Capitalization Growth Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 10 retail no-load funds (including the Fund) that are classified as “small cap growth funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fee were within the range of management fees paid by the other funds in the Expense Group and that the Contractual Management Fee was within the median range, while the Actual Management Fee was higher than the median. The Board noted that the Fund’s total expense ratio was lower than the median and concluded that it was acceptable.

CGCM: Small Capitalization Value Equity Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 8 retail no-load funds (including the Fund) that are classified as “small cap value funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fee were within the range of management fees paid by the other funds in the Expense Group and were higher than the median. The Board noted that the Fund’s total expense ratio was lower than the median and concluded that it was acceptable.

Taking all of the above into consideration, the Board determined that the Management Fees and the sub-advisory fees were reasonable in light of the nature, extent and quality of the services provided to the Funds under the Management Agreement and the Sub-Advisory Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the Sub-advisers’ profitability in providing sub-advisory services to the Funds. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Funds.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Funds’ assets grow beyond current levels. However, because of he nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be. The Board also reviewed information provided by the Sub-advisers with respect to the breakpoints in their sub-advisory schedule.

Other Benefits to the Manager and the Sub-advisers

The Board considered other benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

Board Approval of Management Agreement and Sub-Advisory Agreements

(unaudited) (continued)

In light of the costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

The non-interested Board Members then met in executive session with their counsel. Following the closed session, the Board Members approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management and Sub-Advisory Agreements. The Non-interested Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement and the Sub-Advisory Agreements in a private session with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

(unaudited)

Information about Trustees and Officers

The business and affairs of the Consulting Group Capital Markets Funds (“Trust”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust’s transfer agent, (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
H. John Ellis 858 East Crystal Downs Drive Frankfort, MI 49635 Birth Year: 1927	Trustee	Since 1999	Retired	23	None
Armon E. Kamesar 7328 Country Club Drive LaJolla, CA 92037 Birth Year: 1927	Trustee	Since 1994	Chairman, TEC International; Trustee, U.S. Bankruptcy Court	23	Inter Ocean Systems Inc.
Stephen E. Kaufman Stephen E. Kaufman PC Co. 277 Park Avenue, 47th Floor New York, NY 10172 Birth Year: 1932	Trustee	Since 1991	Attorney	48	None
Officers:
R. Jay Gerken, CFA Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); Chairman, President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002-2005)	171	None

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A
Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A
Norman E. Nabhan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1948	Investment Officer	Since 2002	Managing Director of CGM; Managing Director of Smith Barney	N/A	N/A
Leroy T. Pease The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1958	Investment Officer	Since 1996	Senior Vice President of CGM	N/A	N/A
Stephen M. Hagan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1968	Investment Officer	Since 1997	First Vice President of CGM	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Jason B. Moore The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1972	Investment Officer	Since 2003	Vice President of CGM	N/A	N/A
Mark C. Kennard The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1958	Investment Officer	Since 2004	First Vice President of CGM	N/A	N/A
Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Formerly Chief Compliance Officer of TIA (from 2002-2005)	N/A	N/A
Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2005:

	Large Capitalization Value Equity Investments	Small Capitalization Value Equity Investments	International Equity Investments		Emerging Markets Equity Investments
Record Date:	12/16/2004	12/16/2004	12/16/2004		12/16/2004
Payable Date:	12/17/2004	12/17/2004	12/17/2004		12/17/2004
Qualified Dividend Income for Individuals	100.00%	100.00%	100.00	%*	100.00	%*
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	100.00%	—		—
Interest from Federal Obligations	—	—	—		—
Foreign Source Income	—	—	84.36	%*	86.78	%*
Foreign Taxes Paid Per Share	$ —	$ —	$0.009122		$0.057042
Long-Term Capital Gain Dividend	$ —	$1.566500	$ —		$ —

	Government Money Investments	Core Fixed Income Investments	High Yield Investments		Municipal Bond Investments
Record Date:	Monthly	Monthly	Monthly		Monthly
Payable Date:	Monthly	Monthly	Monthly		Monthly
Qualified Dividend Income for Individuals	—	—	—		—
Dividends Qualifying for the Dividends Received Deduction for Corporations	—	—	0.57%		—
Interest from Tax-Exempt Obligations	—	—	—		100.00%
Interest from Federal Obligations	53.58%	23.27%	—		—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

WWW.SMITHBARNEY.COM

©2005 Citigroup Global Markets Inc. Member NASD, SIPC. Smith Barney and Consulting Group are divisions of Citigroup Global Markets Inc. Smith Barney is a service mark of Citigroup Global Markets Inc. and its affiliates and is used and registered throughout the world. CITIGROUP and the Umbrella Device are trademarks and service marks of Citicorp or its affiliates and are used and registered throughout the world.

This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

TK 2120A, 8/05        Consulting Group Capital Markets Funds • 222 Delaware Avenue • Wilmington, Delaware        •        19801

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Armon Kamesar, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Kamesar as the Audit Committee’s financial expert. Mr. Kamesar is an “independent” Trustee pursuant to paragraph (2)(a) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2004 and August 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $322,000 in 2004 and $265,000 in 2005.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $11,000 in 2004 and $17,500 in 2005. These services consisted of procedures performed in connection with the review and preparation with the issuance of the 17-F2 Security Count Independent Accountants Reports of the Consulting Group Capital Markets Fund.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Consulting Group Capital Markets Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $35,100 in 2004 and $35,100 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Consulting Group Capital Markets Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Consulting Group Capital Markets Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Consulting Group Capital Markets Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Consulting Group Capital Markets Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Consulting Group Capital Markets Fund during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h)	Yes. The Consulting Group Capital Markets Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Consulting Group Capital Markets Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Consulting Group Capital Markets Funds

By:	/s/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of
Consulting Group Capital Markets Funds

Date:	November 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Consulting Group Capital Markets Funds

Date:	November 9, 2005

By:	/s/ ROBERT J. BRAULT
(Robert J. Brault)
Chief Financial Officer of
Consulting Group Capital Markets Funds

Date:	November 9, 2005